UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00121

Name of Registrant:	Vanguard Wellington Fund
Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2018—November 30, 2019

Item 1: Reports to Shareholders

Annual Report | November 30, 2019 Vanguard WellingtonTM Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Trustees Approve Advisory Arrangement	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they may reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

December 17, 2019

1

Your Fund’s Performance at a Glance

•   For the 12 months ended November 30, 2019, Vanguard Wellington Fund returned 14.22% for Investor Shares and 14.33% for Admiral Shares. It lagged the 15.58% return of its composite benchmark index.

•   This broadly diversified fund has about 65% of its assets invested in stocks and 35% in bonds.

•   The stock portfolio underperformed the 16.11 % return of its benchmark, the Standard & Poor’s 500 Index, mainly because of underweights to and poor stock selection in information technology and communication services. Security selection was positive overall, however, especially in industrials and consumer discretionary.

•   On a gross-return basis, the fixed income portfolio surpassed the 13.43% return of its benchmark, the Bloomberg Barclays U.S. Credit A or Better Bond Index. A headwind from holding bonds less sensitive to movements in credit spreads than those of the benchmark was overcome by positive security selection in corporate bonds. Industrials added most to performance.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.10%	14.67%	10.80%
Russell 2000 Index (Small-caps)	7.51	8.57	8.22
Russell 3000 Index (Broad U.S. market)	15.49	14.22	10.61
FTSE All-World ex US Index (International)	11.50	9.39	4.20

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	10.79%	4.10%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.49	5.02	3.57
FTSE Three-Month U.S. Treasury Bill Index	2.31	1.61	1.01

CPI
Consumer Price Index	2.05%	2.14%	1.72%

2

Advisor’s Report

Vanguard Wellington Fund returned 14.22% for Investor Shares and 14.33% for Admiral Shares for the 12 months ended November 30, 2019. It lagged the 15.58% average return of its benchmark, the Wellington Composite Index. The index is weighted 65% large-capitalization stocks (as measured by the Standard & Poor’s 500 Index) and 35% high-quality corporate bonds (as measured by the Bloomberg Barclays U.S. Credit A or Better Bond Index). The equity portfolio underperformed its benchmark, while the fixed income portfolio outperformed on a gross-return basis.

Investment environment

Stocks in the United States generally surpassed their international and developed-market counterparts. The S&P 500 Index returned 16.11%, the MSCI World Index 15.19%, and the MSCI EAFE Index 12.44%. The three primary influences on equities were monetary policy as dictated by the U.S. Federal Reserve, geopolitical tensions—particularly prospects for a U.S.-China trade deal, and corporate earnings.

The year began with elevated volatility caused by moderating economic growth, tightening financial conditions, and geopolitical tensions. The market turned sharply positive in the first quarter of 2019 because of more supportive rhetoric from the Fed, the perception of easing tensions between the U.S. and China, and solid corporate earnings.

As the year progressed, corporate earnings remained resilient but not robust, and geopolitical tensions again spiked. Ultimately, the combination of stabilizing economic data, accommodative central banks, and continued optimism about an eventual U.S.-China trade deal proved favorable for equities.

In sum, the Fed ended the fiscal year pursuing a pro-market policy path. It raised interest rates by 25 basis points in December 2018 and then cut them by that same amount three times in 2019. (A basis point is one-hundredth of a percentage point.) Although geopolitical tensions ebbed and flowed, President Trump seemed to give the market sufficient hope that a trade deal with China could ultimately be consummated. Finally, corporate earnings for the 12 months were decent, if not spectacular. Earnings growth for the S&P 500 slowed significantly, but stocks and earnings over a three-year period have largely moved in lockstep.

The broad fixed income markets generated positive returns, primarily because of a decline in U.S. Treasury yields due to global growth concerns and shifts to more accommodative monetary policies. Sovereign yields declined in most markets following the injection of monetary stimulus by the Fed and the European Central Bank.

The Bloomberg Barclays U.S. Aggregate Bond Index returned 10.79% for the fiscal year. The higher-quality credit market

3

outperformed it, as the Bloomberg Barclays U.S. Credit A or Better Bond Index returned 13.43%. The yield on the 10-year U.S. Treasury note fell 121 basis points to finish at 1.78%.

The fund’s successes

In the stock portfolio, security selection was positive overall, particularly in industrials, consumer discretionary, and energy. American Tower, Hilton Worldwide, NextEra Energy, Schneider Electric, AstraZeneca, Microsoft, JPMorgan Chase, and Lockheed Martin were strong contributors.

Some securities we did not hold also affected performance—both positively and negatively. These included Johnson & Johnson, Amazon.com, and Berkshire Hathaway.

In the fixed income portfolio, spread sectors rallied at the beginning of 2019, reversing the widening that occurred at the end of 2018. Security selection in investment-grade corporates, particularly consumer noncyclicals and the communications subsector of industrials, drove relative performance. Selection in financials and utilities also helped.

In noncorporate credit, an underweight to supranationals and security selection in local agency and taxable municipals boosted results. Out-of-benchmark allocations to asset-backed securities, specifically collateralized loan obligations (CLOs), added modestly.

The fund’s shortfalls

In the stock portfolio, sector allocation detracted most from relative performance. During the 12 months, an underweighted position in information technology was a significant headwind, as was an overweight to energy.

Security selection in communication services and information technology also hurt. Detractors included Verizon Communications, Simon Property Group, Pfizer, Total, Chevron, Prudential Financial, and Exelon. Stocks we did not hold or held in underweighted positions that contributed negatively were Apple, Facebook, and Mastercard.

On the fixed income side, an underweight to financials detracted. An out-of-benchmark allocation to agency mortgage-backed securities (MBS) pass-throughs also hurt, as did our Treasury Inflation-Protected Securities (TIPS) positioning. Mixed data on U.S. inflation contributed to TIPS’ underperformance relative to nominal Treasuries. Short duration/yield curve-flattening strategies, particularly early in the period, disappointed overall, muting a positive impact from longer-duration positioning later in the year.

The fund’s positioning

Our outlook for equity markets over the intermediate term is balanced. On the encouraging side, economic growth is modestly positive in most regions, central banks have largely adopted an accommodative posture to setting monetary policy, and President Trump

4

has sustained a pro-market orientation with respect to trade negotiations and fiscal policy. On the cautious side, we are ten years into an economic cycle and growth remains subdued, geopolitical relations delicate, and equity valuations near all-time highs.

At the fund level, we are enthusiastic about the prospects for many individual businesses. Banks such as JPMorgan Chase and Bank of America are extending their competitive advantage through investments in technology. Large pharmaceutical companies including Pfizer, Novartis, and AstraZeneca are reinvigorating their growth pipelines.

Global consumer staples such as Nestlé and Diageo are using sharpened strategies to deliver growth. Consumer companies such as Hilton Worldwide, Home Depot, Lowe’s, and TJX are reinvesting their scale advantages to enhance customer value. Technology companies such as Microsoft and Alphabet are providing compelling innovation in attractive end-markets and driving scale benefits for their customers, employees, and shareholders.

Over the course of the year, we initiated new positions in American Express, Raytheon, and Boston Properties. We believe these companies are superb fits for our philosophy and process and are optimistic about their paths. We eliminated holdings in United Parcel Service, Citigroup, and Halliburton. Challenging industry dynamics will make it difficult for these businesses to compound value at an attractive rate.

The fund is overweighted in financials. Large U.S. banks present a particularly compelling combination of quality and value. It is underweighted in information technology because we are concerned about the sustainability of current very high growth rates and lofty equity valuations.

We remain committed to our investment philosophy and process of constructing a portfolio of resilient businesses at reasonable valuations run by management teams likely to make value-enhancing decisions. Our goal is for the portfolio to deliver a superior rate of economic growth (earnings plus dividends) over the long term and downside protection during difficult economies and markets.

On the fixed income side, we believe valuations are fair. However, tail risks surrounding trade uncertainty, the election cycle, and recession are making credit less compelling. We expect global growth and inflation to stay modest, making a sustained move toward higher global rates in 2020 unlikely. Protectionism and politics continue to pose risks. We have positioned the fixed income portion of the fund with a slight duration overweight relative to the benchmark.

We are increasingly cautious and believe that credit fundamentals have deteriorated, partly because of slowing earnings growth and shareholder returns. Nonetheless, credit is still the portfolio’s main investment focus, and we continue to look for opportunities.

5

The low global interest rate environment should maintain a search for yield supportive of U.S. corporate bonds. We are underweighted in corporate credit relative to the all-credit benchmark and are reducing exposure to corporate bonds with a bias toward higher quality and lower volatility. We have focused on defensive sectors less exposed to the economic cycle, such as utilities and communication services.

We believe that taxable municipals are fairly valued and a high-quality diversifier relative to our corporate bond risk. We retain a core overweight position to the sector but have modestly reduced it, particularly among not-for-profit hospitals because of secular headwinds and tight valuations.

The fixed income component has an out-of-benchmark allocation to U.S. government bonds. We have increased our out-of-benchmark mortgage holdings and favor low- to mid-coupon agency pass-throughs and collateralized mortgage obligations for their favorable prepayment profile.

We also hold out-of-benchmark allocations to the securitized sectors, such as asset-backed securities, CLOs, and commercial MBS, which offer attractive value and diversification relative to corporates. However, we are focused on the well-structured and high-quality senior portions of securities’ capital structure.

Consistent with our practices, we hold adequate liquidity in the fixed income portion of the fund, notably through government bonds and agency MBS as our “all-weather” liquidity buffers. This should provide downside protection for shareholders if the economic cycle or equity portfolio take an unfavorable turn.

We continue to be disciplined in the application of our investment process, which allows us to create a balanced portfolio that we believe should perform well in a variety of environments. We remain focused on long-term, low-turnover investing—features that we believe have served the fund’s shareholders well.

Edward P. Bousa, CFA,

Senior Managing Director and

Equity Portfolio Manager

Loren L. Moran, CFA,

Senior Managing Director and

Fixed Income Portfolio Manager

Daniel J. Pozen

Senior Managing Director and

Equity Portfolio Manager

Michael E. Stack, CFA,

Senior Managing Director and

Fixed Income Portfolio Manager

Wellington Management Company LLP

December 18, 2019

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended November 30, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	5/31/2019	11/30/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,110.59	$1.32
Admiral™ Shares	1,000.00	1,111.00	0.90
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.82	$1.27
Admiral Shares	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

8

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2009, Through November 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Wellington Fund Investor Shares	14.22%	8.07%	9.72%	$25,281
Wellington Composite Index	15.58	8.65	10.49	27,120
Bloomberg Barclays U.S. Aggregate Bond Index	10.79	3.08	3.59	14,229
Dow Jones U.S. Total Stock Market Float Adjusted Index	15.37	10.55	13.42	35,239

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index thereafter.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellington Fund Admiral Shares	14.33%	8.16%	9.81%	$127,443
Wellington Composite Index	15.58	8.65	10.49	135,598
Bloomberg Barclays U.S. Aggregate Bond Index	10.79	3.08	3.59	71,145
Dow Jones U.S. Total Stock Market Float Adjusted Index	15.37	10.55	13.42	176,193

See Financial Highlights for dividend and capital gains information.

9

Wellington Fund

Sector Diversification

As of November 30, 2019

Equity Exposure
Communication Services	10.3%
Consumer Discretionary	5.0
Consumer Staples	7.5
Energy	6.6
Financials	23.0
Health Care	15.9
Industrials	9.8
Information Technology	13.1
Materials	1.7
Real Estate	2.6
Utilities	4.5

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Fixed Income Exposure
Asset-Backed	5.1%
Commercial Mortgage-Backed	1.9
Finance	24.5
Foreign	4.3
Government Mortgage-Backed	6.6
Industrial	31.1
Treasury/Agency	13.3
Utilities	7.9
Other	5.3

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

10

Wellington Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of November 30, 2019

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market	Percentage
		Value●	of Net
	Shares	($000)	Assets
Common Stocks
Communication Services
Verizon Communications Inc.	45,499,041	2,740,862	2.5%
* Alphabet Inc. Class A	1,846,767	2,408,350	2.2%
Comcast Corp. Class A	41,196,177	1,818,811	1.6%
Communication Services—Other †		452,658	0.4%
		7,420,681	6.7%
Consumer Discretionary
Home Depot Inc.	4,256,443	938,588	0.9%
Lowe’s Cos. Inc.	6,727,604	789,215	0.7%
Hilton Worldwide Holdings Inc.	6,811,012	715,156	0.7%
TJX Cos. Inc.	11,463,250	700,749	0.6%
Consumer Discretionary—Other †		469,970	0.4%
		3,613,678	3.3%
Consumer Staples
Nestle SA	10,287,256	1,068,278	1.0%
PepsiCo Inc.	6,526,723	886,525	0.8%
Coca-Cola Co.	15,460,690	825,601	0.7%
Walmart Inc.	6,490,719	772,980	0.7%
Sysco Corp.	9,501,439	765,341	0.7%
Diageo plc	15,981,150	652,943	0.6%
Consumer Staples—Other †		433,262	0.4%
		5,404,930	4.9%
Energy
Chevron Corp.	14,547,363	1,703,933	1.5%
TOTAL SA	17,259,934	905,372	0.8%
ConocoPhillips	10,843,740	649,974	0.6%
Suncor Energy Inc.	20,389,979	640,113	0.6%
Energy—Other †		850,198	0.8%
		4,749,590	4.3%
Financials
JPMorgan Chase & Co.	21,495,880	2,832,297	2.6%
Bank of America Corp.	80,638,268	2,686,867	2.4%
Chubb Ltd.	9,701,614	1,469,601	1.3%
Prudential Financial Inc.	13,843,999	1,296,075	1.2%

11

Wellington Fund

		Market	Percentage
		Value●	of Net
	Shares	($000)	Assets
PNC Financial Services Group Inc.	5,229,904	801,274	0.7%
American Express Co.	6,491,852	779,801	0.7%
Northern Trust Corp.	7,168,682	768,769	0.7%
American International Group Inc.	14,414,692	759,078	0.7%
Intercontinental Exchange Inc.	7,599,994	715,691	0.7%
BlackRock Inc.	1,337,629	662,006	0.6%
Financials—Other †		3,778,810	3.4%
		16,550,269	15.0%
Health Care
Pfizer Inc.	42,157,053	1,623,890	1.5%
AstraZeneca plc ADR	28,975,740	1,404,744	1.3%
Medtronic plc	10,701,911	1,192,086	1.1%
UnitedHealth Group Inc.	4,138,424	1,158,221	1.0%
Merck & Co. Inc.	11,741,726	1,023,644	0.9%
Novartis AG	10,667,505	983,394	0.9%
Eli Lilly & Co.	7,666,035	899,609	0.8%
CVS Health Corp.	11,586,669	872,128	0.8%
Bristol-Myers Squibb Co.	13,353,626	760,355	0.7%
Health Care—Other †		1,497,244	1.3%
		11,415,315	10.3%
Industrials
United Technologies Corp.	6,938,438	1,029,248	0.9%
Union Pacific Corp.	5,677,316	999,151	0.9%
Deere & Co.	5,664,963	951,997	0.9%
Lockheed Martin Corp.	2,182,014	853,233	0.8%
Industrials—Other †		3,253,962	2.9%
		7,087,591	6.4%
Information Technology
Microsoft Corp.	25,449,312	3,852,517	3.5%
Intel Corp.	23,253,044	1,349,839	1.2%
Apple Inc.	4,555,653	1,217,498	1.1%
Cisco Systems Inc.	21,828,286	989,040	0.9%
Information Technology—Other †		1,992,805	1.8%
		9,401,699	8.5%
Materials
International Paper Co.	14,993,361	694,792	0.6%
Materials—Other †		564,683	0.5%
		1,259,475	1.1%
Real Estate
American Tower Corp.	3,468,844	742,437	0.7%
Simon Property Group Inc.	4,390,743	663,924	0.6%
Real Estate—Other †		441,644	0.4%
		1,848,005	1.7%
Utilities
Dominion Energy Inc.	13,388,657	1,112,731	1.0%
NextEra Energy Inc.	3,875,449	906,158	0.8%
Exelon Corp.	18,279,033	811,589	0.7%
Utilities—Other †		425,396	0.4%
		3,255,874	2.9%
Total Common Stocks (Cost $44,330,479)		72,007,107	65.1%

12

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value●	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
[1]	United States Treasury Note/Bond	1.625%–3.125%	11/15/21–8/15/49	4,474,731	4,681,564	4.2%
[1]	U.S. Government Securities—Other †				202,032	0.2%
					4,883,596	4.4%
Conventional Mortgage-Backed Securities
[2,3,4]	Fannie Mae Pool	2.500%–4.000%	2/1/25–12/1/49	984,656	1,012,164	0.9%
[2,3]	Freddie Mac Gold Pool	3.000%–4.000%	5/1/22–12/1/48	53,741	55,819	0.1%
[2]	UMBS Pool	2.500%–4.000%	12/1/48–12/1/49	1,210,159	1,215,394	1.1%
[2,4]	UMBS TBA	3.000%–3.500%	12/1/49	131,284	133,146	0.1%
	Conventional Mortgage-Backed Securities—Other †				2,097	0.0%
					2,418,620	2.2%
Nonconventional Mortgage-Backed Securities
[2,3]	Fannie Mae REMICS	1.500%–4.000%	9/25/29–6/25/59	539,182	559,068	0.5%
[2,3]	Freddie Mac REMICS	3.000%–4.000%	12/15/30–12/15/39	100,749	106,650	0.1%
	Nonconventional Mortgage-Backed Securities—Other †				24,146	0.0%
					689,864	0.6%
Total U.S. Government and Agency Obligations (Cost $7,654,970)					7,992,080	7.2%
§,5 Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,872,248) †					1,884,442	1.7%
Corporate Bonds
Finance
	Banking
[2]	Bank of America Corp.	2.816%–5.875%	1/11/23–3/15/50	672,659	738,473	0.7%
[2]	JPMorgan Chase & Co.	3.250%–5.625%	8/15/21–11/15/48	598,016	692,438	0.6%
[5]	Banking—Other †				5,917,043	5.4%
	Brokerage †				32,334	0.0%
	Insurance
	ACE Capital Trust II	9.700%	4/1/30	20,000	30,000	0.0%
	Chubb Corp.	6.000%	5/11/37	50,000	69,464	0.1%
	Chubb INA Holdings Inc.	2.300%–4.350%	11/3/20–11/3/45	58,510	66,367	0.1%
[5]	Five Corners Funding Trust	4.419%	11/15/23	5,935	6,419	0.0%
	Prudential Financial Inc.	4.500%	11/15/20	24,365	24,961	0.0%
	UnitedHealth Group Inc.	2.875%–4.750%	10/15/20–6/15/48	237,396	266,273	0.2%
[5]	Insurance—Other †				982,207	0.9%
[5]	Real Estate Investment Trusts †				183,207	0.2%
					9,009,186	8.2%
Industrial
	Basic Industry †				48,182	0.0%
	Capital Goods
	United Technologies Corp.	3.100%–6.125%	6/1/22–11/1/46	113,460	143,087	0.2%
[5]	Capital Goods—Other †				692,380	0.6%

13

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value●	of Net
		Coupon	Date	($000)	($000)	Assets
	Communication
	Comcast Corp.	2.350%–6.500%	2/1/24–10/15/58	545,776	637,798	0.6%
	NBCUniversal Media LLC	2.875%–4.450%	1/15/23–1/15/43	20,130	22,079	0.0%
[5]	Sky Ltd.	3.750%	9/16/24	45,046	48,269	0.0%
	Verizon Communications Inc.	4.672%–5.012%	3/15/39–3/15/55	166,721	205,504	0.2%
[5]	Communication—Other †				880,182	0.8%
[5]	Consumer Cyclical †				1,090,803	1.0%
	Consumer Noncyclical
	AstraZeneca plc	2.375%–6.450%	11/16/20–9/15/37	118,275	134,073	0.1%
	Medtronic Inc.	3.150%–3.500%	3/15/22–3/15/25	47,527	49,658	0.0%
	Merck & Co. Inc.	2.350%–4.150%	2/10/22–3/7/49	271,340	295,466	0.3%
	Pfizer Inc.	3.000%–4.100%	6/15/23–9/15/38	171,355	187,754	0.2%
	Wyeth LLC	5.950%	4/1/37	25,000	34,688	0.0%
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	33,789	0.0%
[5]	Consumer Noncyclical—Other †				2,971,601	2.7%
	Energy
	Chevron Corp.	3.191%	6/24/23	49,470	51,517	0.1%
	Dominion Energy Gas Holdings LLC	3.000%–4.800%	11/1/23–12/15/44	70,073	73,789	0.1%
[5]	Energy—Other †				1,039,833	0.9%
[5]	Other Industrial †				140,258	0.1%
	Technology
	Apple Inc.	2.450%–4.450%	2/9/24–8/4/46	419,497	444,378	0.4%
	Intel Corp.	2.875%–4.100%	5/11/24–5/19/46	81,000	90,146	0.1%
	Microsoft Corp.	2.400%–4.450%	12/15/23–2/6/47	473,335	530,936	0.4%
[5]	Technology—Other †				1,089,141	1.0%
[5]	Transportation †				500,499	0.5%
					11,435,810	10.3%
Utilities
	Electric
[5]	Dominion Energy Inc.	2.450%–5.250%	7/1/20–3/15/49	187,736	194,832	0.2%
	Dominion Energy South Carolina Inc.	4.600%–6.625%	2/1/32–6/1/65	90,525	120,662	0.1%
	Florida Power & Light Co.	3.700%–5.950%	2/1/35–12/1/47	125,585	162,411	0.1%
	NextEra Energy Capital Holdings Inc.	2.403%–3.550%	9/1/21–11/1/29	120,300	123,739	0.1%
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	11,573	0.0%
	Virginia Electric & Power Co.	2.750%–6.000%	3/15/23–5/15/37	52,305	54,698	0.1%
[5]	Electric—Other †				1,869,288	1.7%
[5]	Natural Gas †				301,625	0.3%
	Other Utility †				43,487	0.0%
					2,882,315	2.6%
Total Corporate Bonds (Cost $21,454,287)					23,327,311	21.1%
[5]Sovereign Bonds (Cost $1,516,879) †					1,590,484	1.4%
Taxable Municipal Bonds (Cost $1,588,047) †					1,931,236	1.8%

14

Wellington Fund

				Market	Percentage
				Value●	of Net
	Coupon		Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[6] Vanguard Market Liquidity Fund	1.841%		7,707	771	0.0%

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements
Bank of America Securities, LLC (Dated 11/29/19, Repurchase Value $71,910,000 collateralized by Government National Mortgage Assn. 3.500%–5.500%, 1/20/41–11/20/49, with a value of $73,338,000)	1.640%	12/2/19	71,900	71,900	0.1%
Citigroup Global Markets Inc. (Dated 11/29/19, Repurchase Value $265,536,000 collateralized by U.S. Treasury Bill 0.000%, 12/5/19, U.S. Treasury Note/Bond 1.625%–2.750%, 7/31/21–8/15/29, with a value of $270,845,000)	1.610%	12/2/19	265,500	265,500	0.2%
Credit Agricole Securities (USA) Inc. (Dated 11/29/19, Repurchase Value $95,713,000 collateralized by U.S. Treasury Note/Bond 0.125%, 4/15/20, with a value of $97,614,000)	1.600%	12/2/19	95,700	95,700	0.1%
Deutsche Bank Securities, Inc. (Dated 11/29/19, Repurchase Value $60,508,000 collateralized by U.S. Treasury Note/Bond 1.750%, 7/31/21, Federal National Mortgage Assn. 4.500%, 7/1/48, with a value of $61,710,000)	1.610%	12/2/19	60,500	60,500	0.1%
HSBC Bank USA (Dated 11/29/19, Repurchase Value $66,309,000 collateralized by U.S. Treasury Note/Bond 1.000%–1.125%, 8/31/21–2/15/46, with a value of $67,626,000)	1.600%	12/2/19	66,300	66,300	0.1%

15

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value●	of Net
	Coupon	Date	($000)	($000)	Assets
HSBC Bank USA (Dated 11/29/19, Repurchase Value $97,813,000 collateralized by Federal National Mortgage Assn. 4.000%, 10/1/47, Federal Home Loan Mortgage Corp. 3.500%, 8/1/49, with a value of $99,756,000)	1.620%	12/2/19	97,800	97,800	0.1%
Nomura International plc (Dated 11/29/19, Repurchase Value $344,847,000 collateralized by U.S. Treasury Note/Bond 0.500%–7.500%, 3/31/22–2/15/40, with a value of $351,696,000)	1.620%	12/2/19	344,800	344,800	0.3%
RBC Capital Markets LLC Branch (Dated 11/29/19, Repurchase Value $136,618,000 collateralized by Federal National Mortgage Assn. 3.000%–4.500%, 11/1/32–12/1/48, Federal Home Loan Mortgage Corp. 3.000%–4.500%, 11/1/34–8/1/49, with a value of $139,332,000)	1.620%	12/2/19	136,600	136,600	0.1%
TD Securities (USA) LLC (Dated 11/29/19, Repurchase Value $158,322,000 collateralized by Federal National Mortgage Assn. 3.500%–4.000%, 7/1/48–5/1/49, Federal Home Loan Mortgage Corp. 4.500%, 11/1/48, with a value of $161,466,000)	1.640%	12/2/19	158,300	158,300	0.1%
Wells Fargo & Co. (Dated 11/29/19, Repurchase Value $585,980,000 collateralized by Federal National Mortgage Assn. 2.000%–4.000%, 11/1/29–11/1/49, with a value of $597,618,000)	1.640%	12/2/19	585,900	585,900	0.5%
				1,883,300	1.7%

[7]Commercial Paper †				123,146	0.1%
Total Temporary Cash Investments (Cost $2,007,071)				2,007,217	1.8%
Total Investments (Cost $80,423,981)				110,739,877	100.1%

16

Wellington Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	5,025
Receivables for Investment Securities Sold	505,693
Receivables for Accrued Income	452,597
Receivables for Capital Shares Issued	24,066
Variation Margin Receivable—Futures Contracts	371
Other Assets	2,028
Total Other Assets	989,780	0.9%
Liabilities
Payables for Investment Securities Purchased	(902,699)
Payables for Capital Shares Redeemed	(69,982)
Payables to Investment Advisor	(18,172)
Payables to Vanguard	(61,152)
Total Liabilities	(1,052,005)	(1.0%	)
Net Assets	110,677,652	100.0%

At November 30, 2019, net assets consisted of:
		Amount
		($000)
Paid-in Capital		77,535,092
Total Distributable Earnings (Loss)		33,142,560
Net Assets		110,677,652

Investor Shares—Net Assets
Applicable to 393,574,778 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		17,208,817
Net Asset Value Per Share—Investor Shares		$43.72

17

Wellington Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 1,237,765,848 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	93,468,835
Net Asset Value Per Share—Admiral Shares	$75.51

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
§	Certain of the fund’s securities are valued using significant unobservable inputs.
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1	Securities with a value of $12,293,000 have been segregated as initial margin for open futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2019.
5	Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2019, the aggregate value of these securities was $6,588,493,000, representing 6.0% of net assets.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7	Certain of the fund’s securities are exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At November 30, 2019, the value of these securities was $85,563,000, representing 0.1% of net assets.

ADR—American Depositary Receipt.

REMICS—Real Estate Mortgage Investment Conduits.

TBA—To Be Announced.

UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
					($000)
					Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation )
Long Futures Contracts
5-Year U.S. Treasury Note	March 2020	12,716		1,512,807	(979)
2-Year U.S. Treasury Note	March 2020	2,481		534,869	14
					(965)

Short Futures Contracts
10-Year U.S. Treasury Note	March 2020	(155)		(20,051)	23
					(942)

See accompanying Notes, which are an integral part of the Financial Statements.

18

Wellington Fund

Statement of Operations

Year Ended
November 30, 2019
($000)
Investment Income
Income
Dividends[1]	1,826,175
Interest	1,233,163
Securities Lending—Net	6,532
Total Income	3,065,870
Expenses
Investment Advisory Fees—Note B
Basic Fee	80,115
Performance Adjustment	(4,469)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	27,524
Management and Administrative—Admiral Shares	83,590
Marketing and Distribution—Investor Shares	1,482
Marketing and Distribution—Admiral Shares	3,123
Custodian Fees	292
Auditing Fees	37
Shareholders’ Reports—Investor Shares	440
Shareholders’ Reports—Admiral Shares	481
Trustees’ Fees and Expenses	103
Total Expenses	192,718
Net Investment Income	2,873,152
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,473,098
Futures Contracts	22,420
Swap Contracts	(250)
Forward Currency Contracts	(17,639)
Foreign Currencies	(656)
Realized Net Gain (Loss)	2,476,973
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	8,667,924
Futures Contracts	(1,505)
Swap Contracts	(173)
Forward Currency Contracts	(523)
Foreign Currencies	4
Change in Unrealized Appreciation (Depreciation)	8,665,727
Net Increase (Decrease) in Net Assets Resulting from Operations	14,015,852

1	Dividends are net of foreign withholding taxes of $36,311,000.
2	Realized net gain (loss) and change in unrealized appreciation (depreciation) from an affiliated company of the fund were ($111,000) and $1,000. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Wellington Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,873,152	2,765,594
Realized Net Gain (Loss)	2,476,973	6,343,703
Change in Unrealized Appreciation (Depreciation)	8,665,727	(6,149,908)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,015,852	2,959,389
Distributions
Net Investment Income
Investor Shares	(438,135)	(452,709)
Admiral Shares	(2,398,957)	(2,302,686)
Realized Capital Gain[1]
Investor Shares	(942,535)	(714,085)
Admiral Shares	(4,937,964)	(3,377,387)
Total Distributions	(8,717,591)	(6,846,867)
Capital Share Transactions
Investor Shares	(32,115)	(1,308,528)
Admiral Shares	2,766,577	2,283,071
Net Increase (Decrease) from Capital Share Transactions	2,734,462	974,543
Total Increase (Decrease)	8,032,723	(2,912,935)
Net Assets
Beginning of Period	102,644,929	105,557,864
End of Period	110,677,652	102,644,929

1	Includes fiscal 2019 and 2018 short-term gain distributions totaling $45,193,000 and $487,484,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Wellington Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$41.86	$43.45	$39.23	$39.00	$41.02
Investment Operations
Net Investment Income	1.098[1]	1.083[1]	1.021[1]	1.017	1.004
Net Realized and Unrealized Gain (Loss) on Investments	4.269	.100	4.965	1.616	(.527)
Total from Investment Operations	5.367	1.183	5.986	2.633	.477
Distributions
Dividends from Net Investment Income	(1.099)	(1.086)	(1.030)	(1.014)	(.995)
Distributions from Realized Capital Gains	(2.408)	(1.687)	(.736)	(1.389)	(1.502)
Total Distributions	(3.507)	(2.773)	(1.766)	(2.403)	(2.497)
Net Asset Value, End of Period	$43.72	$41.86	$43.45	$39.23	$39.00

Total Return[2]	14.22%	2.80%	15.72%	7.18%	1.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,209	$16,438	$18,422	$18,967	$19,850
Ratio of Total Expenses to Average Net Assets[3]	0.25%	0.25%	0.25%	0.25%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.70%	2.58%	2.50%	2.68%	2.55%
Portfolio Turnover Rate[4]	28%	34%	30%	31%	39%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.01%), (0.01%), (0.01%), and 0.00%.
4	Includes 1%, 2%, 4%, 6%, and 10% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Wellington Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$72.29	$75.04	$67.75	$67.36	$70.85
Investment Operations
Net Investment Income	1.954[1]	1.929[1]	1.824[1]	1.812	1.790
Net Realized and Unrealized Gain (Loss) on Investments	7.379	.172	8.572	2.784	(.910)
Total from Investment Operations	9.333	2.101	10.396	4.596	.880
Distributions
Dividends from Net Investment Income	(1.955)	(1.936)	(1.836)	(1.807)	(1.776)
Distributions from Realized Capital Gains	(4.158)	(2.915)	(1.270)	(2.399)	(2.594)
Total Distributions	(6.113)	(4.851)	(3.106)	(4.206)	(4.370)
Net Asset Value, End of Period	$75.51	$72.29	$75.04	$67.75	$67.36

Total Return[2]	14.33%	2.88%	15.81%	7.26%	1.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$93,469	$86,207	$87,136	$73,996	$68,894
Ratio of Total Expenses to Average Net Assets[3]	0.17%	0.17%	0.17%	0.16%	0.18%
Ratio of Net Investment Income to Average Net Assets	2.78%	2.66%	2.58%	2.77%	2.63%
Portfolio Turnover Rate[4]	28%	34%	30%	31%	39%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.01%), (0.01%), (0.01%), and 0.00%.
4	Includes 1%, 2%, 4%, 6%, and 10% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

23

Wellington Fund

clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2019, the fund’s average investments in long and short futures contracts represented 2% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended November 30, 2019, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at November 30, 2019.

24

Wellington Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

25

Wellington Fund

During the year ended November 30, 2019, the fund’s average amounts of investments in credit protection purchased swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open swap contracts at November 30, 2019.

6. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage- backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage- backed securities market or in order to sell mortgage-backed securities it owns under delayed- delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At November 30, 2019, counterparties had deposited in segregated accounts cash with a value of $360,000 and securities with a value of $1,055,000 in connection with TBA transactions.

7. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

8. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a

26

Wellington Fund

counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

10. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

11. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

12. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2019, or at any time during the period then ended.

27

Wellington Fund

13. Other: Dividend income is recorded on the ex-dividend date. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Barclays Capital U.S. Credit A or Better Bond Index for the preceding three years. For the year ended November 30, 2019, the investment advisory fee represented an effective annual basic rate of 0.07% of the fund’s average net assets before a decrease of $4,469,000 (0.00%) based on performance.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2019, the fund had contributed to Vanguard capital in the amount of $5,025,000, representing less than 0.01% of the fund’s net assets and 2.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

28

Wellington Fund

The following table summarizes the market value of the fund’s investments and derivatives as of November 30, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	63,610,918	8,396,189	—
U.S. Government and Agency Obligations	—	7,992,080	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,848,252	36,190
Corporate Bonds	—	23,327,311	—
Sovereign Bonds	—	1,590,484	—
Taxable Municipal Bonds	—	1,931,236	—
Temporary Cash Investments	771	2,006,446	—
Futures Contracts—Assets[1]	371	—	—
Total	63,612,060	47,091,998	36,190

1 Represents variation margin on the last day of the reporting period.

E.  At November 30, 2019, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	371	—	—	371
Unrealized Appreciation—Forward Currency Contracts	—	—	—	—
Unrealized Appreciation—Swap Contracts	—	—	—	—
Total Assets	371	—	—	371

Variation Margin Payable—Futures Contracts	—	—	—	—
Unrealized Depreciation—Forward Currency Contracts	—	—	—	—
Unrealized Depreciation —Swap Contracts	—	—	—	—
Total Liabilities	—	—	—	—

29

Wellington Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended November 30, 2019, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	22,420	—	—	22,420
Swap Contracts	—	—	(250)	(250)
Forward Currency Contracts	—	(17,639)	—	(17,639)
Realized Net Gain (Loss) on Derivatives	22,420	(17,639)	(250)	4,531

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,505)	—	—	(1,505)
Swap Contracts	—	—	(173)	(173)
Forward Currency Contracts	—	(523)	—	(523)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(1,505)	(523)	(173)	(2,201)

F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	119,620
Total Distributable Earnings (Loss)	(119,620)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	565,250
Undistributed Long-Term Gains	2,337,107
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	30,295,573

30

Wellington Fund

As of November 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	80,443,648
Gross Unrealized Appreciation	30,938,237
Gross Unrealized Depreciation	(642,008)
Net Unrealized Appreciation (Depreciation)	30,296,229

G.  During the year ended November 30, 2019, the fund purchased $19,047,978,000 of investment securities and sold $21,487,111,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $9,095,494,000 and $8,123,385,000, respectively.

H.  Capital share transactions for each class of shares were:

	Year Ended November 30,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,511,761	37,140	1,641,047	38,999
Issued in Lieu of Cash Distributions	1,321,520	34,691	1,115,887	26,568
Redeemed	(2,865,396)	(70,964)	(4,065,462)	(96,841)
Net Increase (Decrease)—Investor Shares	(32,115)	867	(1,308,528)	(31,274)
Admiral Shares
Issued	5,763,319	82,106	7,057,729	97,338
Issued in Lieu of Cash Distributions	6,857,481	104,181	5,320,079	73,335
Redeemed	(9,854,223)	(140,967)	(10,094,737)	(139,360)
Net Increase (Decrease)—Admiral Shares	2,766,577	45,320	2,283,071	31,313

I.  Management has determined that no events or transactions occurred subsequent to November 30, 2019, that would require recognition or disclosure in these financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellington Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary of Vanguard Wellington Fund (one of the funds constituting Vanguard Wellington Fund, referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the five years in the period ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2019 tax information (unaudited) for Vanguard Wellington Fund

This information for the fiscal year ended November 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $5,954,849,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $1,688,517,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 46.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

33

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Wellington Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The portfolio managers leverage tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. In managing the equity portion of the fund, the portfolio managers employ bottom-up, fundamental research focusing on high-quality companies with above-average yields, strong balance sheets, sustainable competitive advantages, and attractive valuations. In managing the fixed income portion of the fund, the portfolio managers focus on investment-grade corporate bonds. The firm has advised the fund since its inception in 1929.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

34

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Credit A or Better Bond Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Wellington Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Wellington Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Wellington Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Wellington Fund or the owners of the Wellington Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Wellington Fund. Investors acquire the Wellington Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Wellington Fund. The Wellington Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Wellington Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Wellington Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Wellington Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Wellington Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Wellington Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Wellington Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Wellington Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE WELLINGTON FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

CFA® is a registered trademark owned by CFA Institute.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q210 012020

Annual Report | November 30, 2019 Vanguard U.S. Factor ETFs

Vanguard U.S. Liquidity Factor ETF

Vanguard U.S. Minimum Volatility ETF

Vanguard U.S. Momentum Factor ETF

Vanguard U.S. Multifactor ETF

Vanguard U.S. Quality Factor ETF

Vanguard U.S. Value Factor ETF

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	6
U.S. Liquidity Factor ETF	8
U.S. Minimum Volatility ETF	28
U.S. Momentum Factor ETF	40
U.S. Multifactor ETF	56
U.S. Quality Factor ETF	73
U.S. Value Factor ETF	90

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets— affecting stocks, bonds, and commodities— has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they may reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

December 17, 2019

Your Fund’s Performance at a Glance

●   Vanguard’s six U.S. Factor ETFs posted returns ranging from almost 4% to more than 14% for the 12 months ended November 30, 2019. All six ETFs trailed the 15.49% return of their benchmark, the Russell 3000 Index.

●   The U.S. Factor ETFs seek to provide long-term capital appreciation by investing in stocks that have lower or higher measures of certain factors relative to the broad U.S. equity market.

●   Vanguard U.S. Minimum Volatility ETF did best among the group, returning 14.58% based on net asset value while exhibiting approximately 25% less volatility than the overall market.

●   Vanguard U.S. Value Factor ETF, which returned 3.83% based on net asset value, produced the lowest returns of the group. Poor selection and an overweight position in the underperforming energy sector detracted most.

Market Barometer

	Average Annual Total Returns
	Periods Ended November 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.10%	14.67%	10.80%
Russell 2000 Index (Small-caps)	7.51	8.57	8.22
Russell 3000 Index (Broad U.S. market)	15.49	14.22	10.61
FTSE All-World ex US Index (International)	11.50	9.39	4.20

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.79%	4.10%	3.08%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.49	5.02	3.57
FTSE Three-Month U.S. Treasury Bill Index	2.31	1.61	1.01

CPI
Consumer Price Index	2.05%	2.14%	1.72%

Advisor’s Report

Vanguard’s six U.S. Factor ETFs posted returns ranging from almost 4% to more than 14% over the 12-month period ended November 30, 2019. All six of the ETFs trailed the 15.49% return of their benchmark, the Russell 3000 Index.

The objective of each U.S. Factor ETF is to create a portfolio that has broad exposure to large-, mid-, and small-capitalization U.S. equities and that has the potential for long-term capital appreciation, subject to rules-based screens as follows:

●   Vanguard U.S. Liquidity Factor ETF seeks exposure to stocks with lower measures of trading liquidity, such as daily trading volume and its effect on the security’s price.

●   Vanguard U.S. Minimum Volatility ETF seeks to build a portfolio of stocks with lower volatility relative to the broad U.S. equity market.

●   Vanguard U.S. Momentum Factor ETF seeks exposure to stocks with relatively strong recent performance, as identified by measures such as returns over different periods.

●   Vanguard U.S. Multifactor ETF seeks exposure to stocks with relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals.

●   Vanguard U.S. Quality Factor ETF seeks exposure to stocks with strong fundamentals as identified by measures such as profitability, earnings, and balance-sheet strength.

●   Vanguard U.S. Value Factor ETF seeks exposure to stocks with lower prices relative to fundamental measures of value such as book/price and earnings/ price ratios.

The investment environment

Although the broad-market Russell 3000 Index of U.S. stocks advanced 15.49% for the 12 months, the recent macroeconomic environment—characterized by high economic and policy uncertainty, low GDP growth, and low interest rates—contributed to some extraordinary trends in the equity markets. These trends include:

●   Value underperformance. The markets have experienced the longest stretch of value underperformance since the dot-com bubble burst in 2000. Investors have flocked to companies with high growth potential, hoping for higher expected returns without necessarily looking at the underlying earnings. Those companies then trade at inflated valuations that are increasingly diverging from those of value companies.

●   Small-cap underperformance. Small-caps trailed large-caps by an increasingly wide margin toward the end of the period. This is typical at this point in the market cycle. As growth slows and the market becomes more volatile, large-cap companies with more consistent earnings and stronger balance sheets typically outperform, and riskier small companies tend to lag.

●   Trading on sentiment. The equity market has been trading mostly on sentiment. Investors have reacted to macroeconomic shocks such as tariffs and Federal Reserve rate announcements while largely ignoring fundamentals (such as quality and growth) since May 2018.

●   Junk rally. A big junk rally during which stocks with high valuations and low-quality earnings have outperformed began in January 2019. It has been a typical risk-on and fundamental-off market, with investors giving up safety for returns.

Although markets such as the current one can be challenging, maintaining a long-term focus is crucial. These conditions are not unusual at the late stage of a business cycle.

Just like any other form of active equity strategy, our strategies are designed to deliver long-term outperformance. Quantitatively driven funds often are some of the first to bounce back after a drop in the markets. They can weather unpredictability through expert portfolio managers, analysts, and traders who stay focused on historical trends and perform regular, in-depth data analysis.

The fund’s successes and shortfalls Exposure to small-caps dampened returns for all six ETFs for the 12 months. Sector exposure affected the funds differently based on the factors each seeks to emphasize:

●   The U.S. Liquidity Factor ETF posted positive relative results in three sectors: health care, materials and processing, and consumer staples. Technology and consumer discretionary were the biggest relative laggards.

●   The U.S. Minimum Volatility ETF experienced about 25% less volatility for the period than its benchmark, based on monthly returns. Strong stock selection in energy, materials and processing, financial services, producer durables, and utilities all produced positive relative results. Technology, health care, consumer staples, and consumer discretionary were relative detractors.

●   The U.S. Momentum Factor ETF benefited most on a relative basis from underweight allocations to and selection in energy and financial services. Technology, utilities, and consumer discretionary were the biggest relative detractors.

●   The U.S. Multifactor ETF was held back in particular by holdings in consumer discretionary, technology, and financial services.

●   The U.S. Quality Factor ETF posted negative relative results in all nine sectors. Poor selection in consumer discretionary, technology, and producer durables hurt the most.

●   The U.S. Value Factor ETF fell especially short in energy, consumer discretionary, and technology as all but one of its nine sectors detracted from relative performance. An underweight allocation to health care slightly helped.

We expect our approach to portfolio construction to produce long-term capital appreciation that reflects the factors emphasized by each of the U.S. Factor ETF portfolios. Results will vary over different periods across the different factors. However, we believe that focusing on the risk-adjusted returns of each portfolio relative to its targeted factors and the benchmark will serve investors well over time.

We thank you for your investment and look forward to serving you in the period ahead.

Antonio Picca, Senior Portfolio Manager, Head of Factor-Based Strategies

Vanguard Quantitative Equity Group

December 16, 2019

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

●     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

●     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2019
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	5/31/2019	11/30/2019	Period
Based on Actual Fund Return
U.S. Liquidity Factor ETF
ETF Shares	$1,000.00	$1,118.85	$0.74
U.S. Minimum Volatility ETF
ETF Shares	$1,000.00	$1,110.84	$0.69
U.S. Momentum Factor ETF
ETF Shares	$1,000.00	$1,098.68	$0.68
U.S. Multifactor ETF
ETF Shares	$1,000.00	$1,127.33	$1.01
U.S. Quality Factor ETF
ETF Shares	$1,000.00	$1,138.43	$0.70
U.S. Value Factor ETF
ETF Shares	$1,000.00	$1,132.10	$0.75
Based on Hypothetical 5% Yearly Return
U.S. Liquidity Factor ETF
ETF Shares	$1,000.00	$1,024.37	$0.71
U.S. Minimum Volatility ETF
ETF Shares	$1,000.00	$1,024.42	$0.66
U.S. Momentum Factor ETF
ETF Shares	$1,000.00	$1,024.42	$0.66
U.S. Multifactor ETF
ETF Shares	$1,000.00	$1,024.12	$0.96
U.S. Quality Factor ETF
ETF Shares	$1,000.00	$1,024.42	$0.66
U.S. Value Factor ETF
ETF Shares	$1,000.00	$1,024.37	$0.71

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.14% for the U.S. Liquidity Factor ETF, 0.13% for the U.S. Minimum Volatility ETF, 0.13% for the U.S. Momentum Factor ETF, 0.19% for the U.S. Multifactor ETF, 0.13% for the U.S. Quality Factor ETF, and 0.14% for the U.S. Value Factor ETF. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

U.S. Liquidity Factor ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2019
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/13/2018)	Investment
U.S. Liquidity Factor ETF Net Asset Value	12.14%	9.59%	$11,786
U.S. Liquidity Factor ETF Market Price	12.16	9.61	11,790
Russell 3000 Index	15.49	11.37	12,132

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2019

		Since
	One	Inception
	Year	(2/13/2018)
U.S. Liquidity Factor ETF Market Price	12.16%	17.90%
U.S. Liquidity Factor ETF Net Asset Value	12.14	17.86
Russell 3000 Index	15.49	21.32

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Liquidity Factor ETF

Sector Diversification

As of November 30, 2019

Consumer Discretionary	7.7%
Consumer Staples	4.2
Energy	2.6
Financial Services	34.9
Health Care	14.5
Materials & Processing	5.6
Producer Durables	17.4
Technology	8.3
Utilities	4.8

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided an RGS classification as of the effective reporting period.

U.S. Liquidity Factor ETF

Financial Statements

Statement of Net Assets

As of November 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (7.6%)
	VF Corp.	2,629	233
	Yum! Brands Inc.	1,630	164
	Carnival Corp.	3,127	141
	Marriott International Inc. Class A	991	139
*	O’Reilly Automotive Inc.	205	91
	AMERCO	228	83
	Penske Automotive Group Inc.	1,615	82
*	Lands’ End Inc.	5,844	69
	Columbia Sportswear Co.	700	65
	Choice Hotels International Inc.	655	64
*	Container Store Group Inc.	14,596	61
*	Liberty Media Corp-Liberty Formula One	1,319	59
*	Liberty Media Corp-Liberty SiriusXM Class C	1,205	58
	Autoliv Inc.	683	56
	Churchill Downs Inc.	421	55
	Haverty Furniture Cos. Inc.	2,679	54
*	WideOpenWest Inc.	8,702	53
*	Golden Entertainment Inc.	2,825	51
*	Liberty Broadband Corp.	426	51
*	Revlon Inc. Class A	2,035	50
	Pool Corp.	228	47
*	Motorcar Parts of America Inc.	2,276	44
	Johnson Outdoors Inc. Class A	661	43
	Carriage Services Inc. Class A	1,731	42
	Cable One Inc.	27	41
*	Barnes & Noble Education Inc.	7,818	39
*	Lindblad Expeditions Holdings Inc.	2,523	39
	Gentex Corp.	1,317	37
*	Cardlytics Inc.	652	37
*	Clear Channel Outdoor Holdings Inc.	14,474	36
*	HealthStream Inc.	1,230	36
	Acushnet Holdings Corp.	1,182	36
*	Chuy’s Holdings Inc.	1,230	35
*	Carrols Restaurant Group Inc.	4,463	35
	Service Corp. International	798	35
	Leggett & Platt Inc.	667	35
*	AutoNation Inc.	670	34
	Emerald Expositions Events Inc.	3,322	33
	Standard Motor Products Inc.	658	33
	Sonic Automotive Inc. Class A	1,011	33
	Aaron’s Inc.	564	33
	Ross Stores Inc.	273	32
*	Liberty Media Corp-Liberty Braves	1,107	31
	National CineMedia Inc.	4,343	29
	Viad Corp.	456	29
*	Universal Electronics Inc.	496	28
	Cato Corp. Class A	1,424	27
*	American Public Education Inc.	1,067	26
*	Houghton Mifflin Harcourt Co.	4,431	26
	National Presto Industries Inc.	277	25
	Extended Stay America Inc.	1,650	24
*	Potbelly Corp.	4,559	23
	Inter Parfums Inc.	326	23
*	Grand Canyon Education Inc.	264	23
*	BJ’s Wholesale Club Holdings Inc.	869	21
*	Live Nation Entertainment Inc.	292	20
*	ServiceMaster Global Holdings Inc.	519	20
	Scholastic Corp.	497	18
*	Regis Corp.	1,134	18
	Matthews International Corp. Class A	460	18

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
	Marriott Vacations Worldwide Corp.	140	17
*	Vera Bradley Inc.	1,550	17
*	Liberty Global plc	771	17
*	Lovesac Co.	1,063	16
	J. Jill Inc.	9,149	16
	News Corp. Class A	1,199	15
*	Rosetta Stone Inc.	967	15
*	1-800-Flowers.com Inc. Class A	1,085	15
*	Quotient Technology Inc.	1,368	14
*	Bright Horizons Family Solutions Inc.	76	11
*	Floor & Decor Holdings Inc. Class A	224	11
*	Del Taco Restaurants Inc.	1,434	11
*	Fiesta Restaurant Group Inc.	1,009	10
*	Liberty TripAdvisor Holdings Inc. Class A	1,248	9
*	Noodles & Co. Class A	1,351	9
*	Qurate Retail Group Inc. QVC Group Class A	871	8
			3,134
Consumer Staples (4.2%)
	Keurig Dr Pepper Inc.	13,359	413
	Sysco Corp.	2,796	225
*	Monster Beverage Corp.	2,710	162
	Colgate-Palmolive Co.	2,009	136
	Kimberly-Clark Corp.	958	131
	General Mills Inc.	1,881	100
*	Pilgrim’s Pride Corp.	2,360	74
	Lancaster Colony Corp.	418	66
	Seaboard Corp.	16	66
	Flowers Foods Inc.	2,804	60
	Brown-Forman Corp. Class B	644	44
	Tootsie Roll Industries Inc.	918	32
	SpartanNash Co.	2,216	32
	Weis Markets Inc.	708	28
*	Performance Food Group Co.	585	28
	John B Sanfilippo & Son Inc.	257	25
	Andersons Inc.	1,009	23
	Casey’s General Stores Inc.	132	23
*	Primo Water Corp.	1,527	16
	Turning Point Brands Inc.	358	10
	Fresh Del Monte Produce Inc.	280	9
*	22nd Century Group Inc.	6,796	7
	Spectrum Brands Holdings Inc.	37	2
			1,712
Energy (2.6%)
	Phillips 66	973	112
	Williams Cos. Inc.	4,392	100
*	Comstock Resources Inc.	10,292	65
*	Clean Energy Fuels Corp.	30,592	60
*	Frank’s International NV	11,515	59
	Valvoline Inc.	2,592	59
*	Talos Energy Inc.	2,508	58
*	REX American Resources Corp.	522	48
	CVR Energy Inc.	1,090	47
	Kinder Morgan Inc.	2,191	43
	SunCoke Energy Inc.	6,372	33
*	Matrix Service Co.	1,546	32
*	HighPoint Resources Corp.	25,867	32
*	Covia Holdings Corp.	21,584	32
*	Vivint Solar Inc.	4,048	30
*	Par Pacific Holdings Inc.	1,184	30
*	Altus Midstream Co. Class A	12,461	24
*	Nine Energy Service Inc.	4,387	24
*	SandRidge Energy Inc.	6,723	22
*	Ring Energy Inc.	10,687	21
	Mammoth Energy Services Inc.	12,855	20
*	Newpark Resources Inc.	3,201	19
*	FTS International Inc.	15,804	16
	Peabody Energy Corp.	1,653	16
*	Forum Energy Technologies Inc.	11,436	15
*	Seadrill Ltd.	11,832	13
*	Exterran Corp.	2,442	13
*	Select Energy Services Inc. Class A	1,362	10
	EOG Resources Inc.	103	7
*	KLX Energy Services Holdings Inc.	645	4
			1,064
Financial Services (34.8%)
	Moody’s Corp.	1,354	307
	Prologis Inc.	3,294	302
	Capital One Financial Corp.	2,783	278
	Aflac Inc.	4,858	266
	Allstate Corp.	2,331	260
	Welltower Inc.	3,051	258
	Intercontinental Exchange Inc.	2,430	229
	Aon plc	1,114	227
	Travelers Cos. Inc.	1,594	218
	Chubb Ltd.	1,388	210
	Public Storage	850	179
	Equinix Inc.	312	177
	Progressive Corp.	2,384	174
	Marsh & McLennan Cos. Inc.	1,533	166
	Bank of New York Mellon Corp.	2,948	144
	BB&T Corp.	2,619	143
	Equity Residential	1,627	138

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
	Crown Castle International Corp.	1,032	138
	AvalonBay Communities Inc.	627	134
	Simon Property Group Inc.	833	126
	PNC Financial Services Group Inc.	774	119
	MetLife Inc.	2,322	116
	CNA Financial Corp.	2,565	115
	RLI Corp.	1,181	108
	First Citizens BancShares Inc. Class A	193	100
	PS Business Parks Inc.	536	95
	Glacier Bancorp Inc.	2,112	93
	BOK Financial Corp.	1,108	92
*	Arch Capital Group Ltd.	2,188	92
	Charles Schwab Corp.	1,854	92
	PacWest Bancorp	2,434	91
	Brown & Brown Inc.	2,319	88
	FNB Corp.	6,970	87
	Home BancShares Inc.	4,569	86
	First Industrial Realty Trust Inc.	2,003	85
	United Bankshares Inc.	2,249	85
	Commerce Bancshares Inc.	1,266	85
	Janus Henderson Group plc	3,284	83
	Paramount Group Inc.	6,014	82
	East West Bancorp Inc.	1,777	81
	Healthcare Realty Trust Inc.	2,441	81
	UMB Financial Corp.	1,202	81
	S&P Global Inc.	304	80
	Hancock Whitney Corp.	1,973	80
	JBG SMITH Properties	1,997	80
	Pinnacle Financial Partners Inc.	1,278	78
	American Financial Group Inc.	702	77
	Valley National Bancorp	6,628	77
	Rayonier Inc.	2,501	77
	Stifel Financial Corp.	1,225	77
	Umpqua Holdings Corp.	4,574	75
	First Financial Bankshares Inc.	2,149	74
	Loews Corp.	1,450	74
*	Alleghany Corp.	94	73
*	CoreLogic Inc.	1,766	73
	American International Group Inc.	1,380	73
	Apple Hospitality REIT Inc.	4,440	72
	Radian Group Inc.	2,787	72
*	Cushman & Wakefield plc	3,687	71
*	Enstar Group Ltd.	350	71
	Globe Life Inc.	694	71
	1st Source Corp.	1,385	71
	Community Bank System Inc.	1,043	71
	American National Insurance Co.	589	69
	Hanover Insurance Group Inc.	511	69
	Primerica Inc.	514	69
	Morningstar Inc.	431	68
	Lamar Advertising Co. Class A	811	68
	Service Properties Trust	2,830	66
	Assured Guaranty Ltd.	1,292	64
*	Howard Hughes Corp.	576	64
	ConnectOne Bancorp Inc.	2,513	63
	Rexford Industrial Realty Inc.	1,296	62
	SEI Investments Co.	959	62
	Mid-America Apartment Communities Inc.	452	62
	Webster Financial Corp.	1,262	61
	Old Republic International Corp.	2,714	61
	Essent Group Ltd.	1,119	61
	Hudson Pacific Properties Inc.	1,698	61
	Origin Bancorp Inc.	1,689	60
	First Foundation Inc.	3,662	60
	Ryman Hospitality Properties Inc.	668	60
*	Markel Corp.	52	59
	Reinsurance Group of America Inc. Class A	352	58
	Fidelity National Financial Inc.	1,210	58
	EastGroup Properties Inc.	422	57
	Kemper Corp.	744	55
	First American Financial Corp.	845	54
	American Campus Communities Inc.	1,106	53
	Santander Consumer USA Holdings Inc.	2,229	52
	Opus Bank	2,008	52
	New Senior Investment Group Inc.	6,508	51
	Safety Insurance Group Inc.	520	51
*	Donnelley Financial Solutions Inc.	4,900	49
	OneMain Holdings Inc.	1,118	48
	Camden Property Trust	428	48
	Douglas Emmett Inc.	1,078	47
*	Columbia Financial Inc.	2,822	47
	FirstCash Inc.	572	46
	Lakeland Bancorp Inc.	2,726	45
	Prosperity Bancshares Inc.	645	45
	Axis Capital Holdings Ltd.	760	45
	TFS Financial Corp.	2,210	45
*	TriState Capital Holdings Inc.	1,820	44
	BancFirst Corp.	746	44
	Popular Inc.	794	44
*	eXp World Holdings Inc.	3,872	42
	Global Medical REIT Inc.	3,017	42
	Tompkins Financial Corp.	479	42

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
	Highwoods Properties Inc.	849	41
	Lazard Ltd. Class A	1,063	41
	Evercore Inc. Class A	528	41
	FB Financial Corp.	1,058	41
	NBT Bancorp Inc.	1,014	41
	Meridian Bancorp Inc.	2,008	40
	UMH Properties Inc.	2,584	40
	PennyMac Financial Services Inc.	1,175	40
	Kilroy Realty Corp.	484	40
	Eaton Vance Corp.	850	40
	Banco Latinoamericano de Comercio Exterior SA	1,858	40
	CatchMark Timber Trust Inc. Class A	3,340	40
	EPR Properties	559	40
	Cullen/Frost Bankers Inc.	422	39
*	Credit Acceptance Corp.	91	39
	National Western Life Group Inc. Class A	155	39
*	Curo Group Holdings Corp.	2,867	39
	Franklin Street Properties Corp.	4,448	39
	TriCo Bancshares	995	38
	Federal Agricultural Mortgage Corp.	459	38
*	Allegiance Bancshares Inc.	1,054	38
	Getty Realty Corp.	1,113	37
	Interactive Brokers Group Inc.	768	37
	Cohen & Steers Inc.	551	37
	Saul Centers Inc.	696	37
	Bryn Mawr Bank Corp.	940	37
	Towne Bank	1,305	37
*	Cannae Holdings Inc.	968	36
*	Greenlight Capital Re Ltd. Class A	3,454	36
	Preferred Bank	652	36
	Chatham Lodging Trust	1,960	36
	National Retail Properties Inc.	642	36
	AMERISAFE Inc.	529	36
	Credicorp Ltd.	169	36
	Park National Corp.	354	36
*	St. Joe Co.	1,869	36
	Lakeland Financial Corp.	749	35
	Univest Financial Corp.	1,350	35
	AXA Equitable Holdings Inc.	1,420	35
	Universal Health Realty Income Trust	294	35
	CIT Group Inc.	767	35
	Investors Bancorp Inc.	2,872	35
	STORE Capital Corp.	850	35
	Braemar Hotels & Resorts Inc.	3,523	35
*	INTL. FCStone Inc.	864	35
	Nelnet Inc. Class A	546	34
	United Fire Group Inc.	769	34
	Heritage Commerce Corp.	2,687	34
	Alexander’s Inc.	101	33
	SLM Corp.	3,853	33
	Southside Bancshares Inc.	930	33
	Hanmi Financial Corp.	1,661	33
	Capitol Federal Financial Inc.	2,299	33
	Dime Community Bancshares Inc.	1,613	33
	Franklin Financial Network Inc.	951	32
	Western Alliance Bancorp	621	32
	HCI Group Inc.	699	32
	Wintrust Financial Corp.	475	32
	Associated Banc-Corp	1,493	32
	First Bancorp	818	32
	City Holding Co.	401	32
*	LendingClub Corp.	2,298	32
*	HomeStreet Inc.	994	32
	First Busey Corp.	1,184	31
	Heritage Insurance Holdings Inc.	2,290	31
	Jefferies Financial Group Inc.	1,496	31
	BankUnited Inc.	888	31
	Community Healthcare Trust Inc.	654	31
	S&T Bancorp Inc.	820	31
	Gaming and Leisure Properties Inc.	717	30
	Duke Realty Corp.	855	30
	Federal Realty Investment Trust	227	30
	Retail Value Inc.	837	30
	Kearny Financial Corp.	2,098	30
	Front Yard Residential Corp.	2,542	29
*	Triumph Bancorp Inc.	818	29
	Brightsphere Investment Group Inc.	3,020	29
*	CBRE Group Inc. Class A	509	29
	Westamerica Bancorporation	441	29
	Armada Hoffler Properties Inc.	1,583	29
	Investors Real Estate Trust	367	28
	MGIC Investment Corp.	1,960	28
	Life Storage Inc.	257	28
	Ashford Hospitality Trust Inc.	10,190	28
	Live Oak Bancshares Inc.	1,521	28
	CorEnergy Infrastructure Trust Inc.	605	27
	Horace Mann Educators Corp.	613	27
	ServisFirst Bancshares Inc.	731	27
	National General Holdings Corp.	1,242	26

U.S. Liquidity Factor ETF

			Market
			Value●
		Shares	($000)
	Sunstone Hotel Investors Inc.	1,877	26
	American Homes 4 Rent Class A	983	26
	Central Pacific Financial Corp.	898	26
	LPL Financial Holdings Inc.	281	26
	Provident Financial Services Inc.	1,061	26
	James River Group Holdings Ltd.	651	26
	Sabra Health Care REIT Inc.	1,151	26
	Diamond Hill Investment Group Inc.	183	25
	CubeSmart	810	25
	RMR Group Inc. Class A	528	25
	Brookline Bancorp Inc.	1,545	25
*	Customers Bancorp Inc.	1,028	24
	OceanFirst Financial Corp.	989	24
	Enterprise Financial Services Corp.	511	23
	National Bank Holdings Corp. Class A	633	23
	Sandy Spring Bancorp Inc.	635	22
*	Ocwen Financial Corp.	14,348	22
	Heartland Financial USA Inc.	465	22
	Independence Realty Trust Inc.	1,453	22
	CME Group Inc.	105	21
	CoreSite Realty Corp.	187	21
	Argo Group International Holdings Ltd.	316	21
	WesBanco Inc.	569	21
*	On Deck Capital Inc.	4,921	20
	Heritage Financial Corp.	721	20
	Employers Holdings Inc.	458	20
	Gladstone Commercial Corp.	845	19
	PJT Partners Inc.	436	19
	Vornado Realty Trust	287	19
*	I3 Verticals Inc. Class A	667	18
	City Office REIT Inc.	1,329	18
	FGL Holdings	1,849	17
	Independent Bank Corp.	745	17
	Wyndham Destinations Inc.	341	17
	American Finance Trust Inc.	1,106	16
	NexPoint Residential Trust Inc.	341	16
	Preferred Apartment Communities Inc. Class A	1,172	16
	Kinsale Capital Group Inc.	151	15
	International Bancshares Corp.	354	15
*	Focus Financial Partners Inc. Class A	529	15
	Erie Indemnity Co. Class A	87	15
	Hamilton Lane Inc. Class A	242	14
	Whitestone REIT	969	14
	OFG Bancorp	628	13
	Newmark Group Inc. Class A	1,014	13
	Boston Private Financial Holdings Inc.	1,123	13
	American Express Co.	109	13
	Renasant Corp.	365	13
	First Commonwealth Financial Corp.	857	12
	Alexander & Baldwin Inc.	533	12
*	Green Dot Corp. Class A	425	10
*	Cowen Inc. Class A	591	9
	Goosehead Insurance Inc. Class A	209	8
	Sun Communities Inc.	51	8
	Selective Insurance Group Inc.	101	7
*	EZCORP Inc. Class A	1,004	5
	Spirit MTA REIT	2,198	1
*	Ashford Inc.	33	1
			14,277
Health Care (14.4%)
*	Vertex Pharmaceuticals Inc.	1,490	330
	Zoetis Inc.	2,351	283
	Stryker Corp.	1,376	282
	HCA Healthcare Inc.	1,780	247
*	Edwards Lifesciences Corp.	747	183
	Becton Dickinson and Co.	646	167
*	IQVIA Holdings Inc.	1,095	160
*	Forty Seven Inc.	9,970	126
*	Boston Scientific Corp.	2,621	113
*	Lexicon Pharmaceuticals Inc.	29,951	106
*	Rocket Pharmaceuticals Inc.	5,769	101
*	ChemoCentryx Inc.	3,270	99
*	Surgery Partners Inc.	5,625	78
*	Neogen Corp.	1,121	75
*	Regeneron Pharmaceuticals Inc.	195	72
	Baxter International Inc.	852	70
	West Pharmaceutical Services Inc.	441	65
*	Arvinas Inc.	1,672	64
*	Eidos Therapeutics Inc.	1,103	62
*	Blueprint Medicines Corp.	736	60
*	Seattle Genetics Inc.	499	60
	Bruker Corp.	1,171	60
*	Integra LifeSciences Holdings Corp.	978	60
*	Y-mAbs Therapeutics Inc.	1,729	58
*	Globus Medical Inc.	1,026	57
	Bio-Techne Corp.	263	57
	Cantel Medical Corp.	736	57
*	Syneos Health Inc.	1,015	56
*	Quanterix Corp.	2,135	54
	STERIS plc	330	50

U.S. Liquidity Factor ETF

			Market
			Value●
		Shares	($000)
*	Alnylam Pharmaceuticals Inc.	415	49
*	Illumina Inc.	145	47
*	Rubius Therapeutics Inc.	6,030	46
*	Krystal Biotech Inc.	808	46
*	RadNet Inc.	2,349	45
*	Alkermes plc	2,140	45
*	OrthoPediatrics Corp.	1,124	44
*	Odonate Therapeutics Inc.	1,286	44
*	Novocure Ltd.	472	43
	Danaher Corp.	293	43
	PerkinElmer Inc.	451	42
	National HealthCare Corp.	492	42
*	ACADIA Pharmaceuticals Inc.	922	42
*	Hanger Inc.	1,580	41
*	Catalent Inc.	796	41
*	FibroGen Inc.	943	40
*	Horizon Therapeutics plc	1,211	40
*	MeiraGTx Holdings plc	2,005	39
*	Akebia Therapeutics Inc.	6,125	39
*	CorVel Corp.	466	38
*	Rhythm Pharmaceuticals Inc.	1,712	38
	Hill-Rom Holdings Inc.	356	38
*	Principia Biopharma Inc.	1,042	37
*	Option Care Health Inc.	11,899	37
	Chemed Corp.	86	37
*	Bio-Rad Laboratories Inc. Class A	98	36
*	BioDelivery Sciences International Inc.	5,306	36
*	Antares Pharma Inc.	7,586	36
*	UNITY Biotechnology Inc.	4,635	36
*	Agios Pharmaceuticals Inc.	893	35
*	iRadimed Corp.	1,580	35
*	Charles River Laboratories International Inc.	238	35
	LeMaitre Vascular Inc.	940	33
*	GenMark Diagnostics Inc.	5,933	33
*	Agenus Inc.	7,775	33
*	Homology Medicines Inc.	1,978	32
*	Theravance Biopharma Inc.	1,452	32
*	Amphastar Pharmaceuticals Inc.	1,607	31
*	BioSpecifics Technologies Corp.	557	31
*	Tricida Inc.	739	30
*	ADMA Biologics Inc.	6,064	29
*	Marker Therapeutics Inc.	8,417	28
*	KalVista Pharmaceuticals Inc.	1,906	28
*	PRA Health Sciences Inc.	240	26
*	Cytokinetics Inc.	2,628	25
*	CryoLife Inc.	967	24
*	PolarityTE Inc.	7,369	24
*	Providence Service Corp.	398	24
*	Cutera Inc.	611	23
*	Triple-S Management Corp. Class B	1,211	23
*	Akcea Therapeutics Inc.	1,176	23
*	Prothena Corp. plc	1,747	22
*	QIAGEN NV	523	22
*	Athenex Inc.	1,428	22
*	Ultragenyx Pharmaceutical Inc.	542	21
*	Conformis Inc.	11,470	21
*	NextGen Healthcare Inc.	1,139	21
*	Heska Corp.	216	21
*	Accuray Inc.	6,664	21
*	BioLife Solutions Inc.	1,209	20
*	Adverum Biotechnologies Inc.	1,853	20
*	Penumbra Inc.	114	20
*	PDL BioPharma Inc.	6,384	20
*	Aclaris Therapeutics Inc.	11,987	20
*	Dicerna Pharmaceuticals Inc.	811	20
*	Apellis Pharmaceuticals Inc.	714	19
*	AngioDynamics Inc.	1,248	19
*	AtriCure Inc.	631	19
*	Denali Therapeutics Inc.	1,044	19
*	Kura Oncology Inc.	1,165	19
*	Ionis Pharmaceuticals Inc.	289	18
*	Accelerate Diagnostics Inc.	1,233	18
*	UroGen Pharma Ltd.	569	18
*	Cerus Corp.	3,938	17
*	Concert Pharmaceuticals Inc.	2,194	17
	Invacare Corp.	1,894	17
*	Sage Therapeutics Inc.	105	16
*	Xencor Inc.	402	16
*	Avrobio Inc.	982	16
*	Ocular Therapeutix Inc.	3,920	16
*	Assembly Biosciences Inc.	941	15
*	Intra-Cellular Therapies Inc.	1,549	15
*	Surmodics Inc.	346	14
	Meridian Bioscience Inc.	1,537	14
*	Senseonics Holdings Inc.	12,955	13
*	Revance Therapeutics Inc.	750	13
*	CEL-SCI Corp.	1,702	13
*	Lantheus Holdings Inc.	605	13
*	ZIOPHARM Oncology Inc.	2,412	13
*	Inovio Pharmaceuticals Inc.	4,563	11
*	Five Prime Therapeutics Inc.	2,860	11
*	Momenta Pharmaceuticals Inc.	662	11
*	Affimed NV	4,197	11
*	Sorrento Therapeutics Inc.	3,332	10
	Phibro Animal Health Corp. Class A	398	10
*	Abeona Therapeutics Inc.	2,703	9
*	Codexis Inc.	584	9

U.S. Liquidity Factor ETF

			Market
			Value●
		Shares	($000)
*	MannKind Corp.	7,210	9
*	Paratek Pharmaceuticals Inc.	2,822	8
*	ANI Pharmaceuticals Inc.	119	7
*	CorMedix Inc.	1,141	7
			5,927
Materials & Processing (5.6%)
	Air Products & Chemicals Inc. 963		228
	Ecolab Inc.	816	152
	NewMarket Corp.	243	120
	GrafTech International Ltd.	6,654	94
*	Veritiv Corp.	4,264	78
	Timken Co.	1,441	76
	Sonoco Products Co.	1,221	74
	MDU Resources Group Inc.	2,403	70
	Reliance Steel & Aluminum Co.	568	67
*	RBC Bearings Inc.	401	67
	Chase Corp.	534	63
*	Ingevity Corp.	694	63
*	TimkenSteel Corp.	9,429	55
	Westlake Chemical Corp.	798	55
*	Cornerstone Building Brands Inc.	6,686	46
	Griffon Corp.	2,134	45
*	Unifi Inc.	1,849	45
	RPM International Inc.	575	42
	Kronos Worldwide Inc.	3,057	42
	Royal Gold Inc.	340	40
	Hexcel Corp.	493	39
	Gold Resource Corp.	8,746	39
	Myers Industries Inc.	2,294	38
*	Univar Solutions Inc.	1,621	38
	Caesarstone Ltd.	2,301	36
	WR Grace & Co.	514	34
	Stepan Co.	338	33
	Innospec Inc.	311	31
*	Armstrong Flooring Inc.	7,351	29
	NN Inc.	3,375	29
	Quanex Building Products Corp.	1,508	29
	Park Aerospace Corp.	1,776	29
	Armstrong World Industries Inc.	279	27
	Scotts Miracle-Gro Co.	262	26
	PH Glatfelter Co.	1,433	26
	Materion Corp.	414	24
	AAON Inc.	491	24
*	Gibraltar Industries Inc.	442	23
	Mueller Industries Inc.	705	22
	Minerals Technologies Inc.	400	22
*	Kraton Corp.	958	22
	Advanced Drainage Systems Inc.	555	21
*	Koppers Holdings Inc.	560	21
	Insteel Industries Inc.	875	20
	Watsco Inc.	104	19
	Neenah Inc.	249	18
*	AdvanSix Inc.	850	17
*	Clearwater Paper Corp.	745	16
*	Trex Co. Inc.	114	10
			2,284
Producer Durables (17.3%)
	Illinois Tool Works Inc.	1,895	330
	Roper Technologies Inc.	817	294
	Paychex Inc.	3,185	274
	Eaton Corp. plc	2,791	258
	General Dynamics Corp.	1,241	226
	Waste Management Inc.	1,978	223
	Johnson Controls International plc	4,768	204
	Accenture plc Class A	662	133
	United Parcel Service Inc. Class B	998	120
	MSA Safety Inc.	854	106
*	Navistar International Corp.	2,920	95
	nVent Electric plc	3,476	86
	Crane Co.	926	77
	Helios Technologies Inc.	1,691	76
	Nordson Corp.	445	74
	Donaldson Co. Inc.	1,313	74
*	Paylocity Holding Corp.	598	73
*	Generac Holdings Inc.	713	70
*	TriNet Group Inc.	1,261	69
	Nordic American Tankers Ltd.	18,881	68
	Southwest Airlines Co.	1,168	67
	Tetra Tech Inc.	758	67
	National Instruments Corp.	1,586	67
	Littelfuse Inc.	362	66
	CRA International Inc.	1,231	63
*	Darling Ingredients Inc.	2,637	63
*	Lydall Inc.	3,330	62
*	Teledyne Technologies Inc.	173	59
	Graco Inc.	1,215	59
	Regal Beloit Corp.	705	58
*	AECOM	1,320	57
	ADT Inc.	6,147	57
*	Mesa Air Group Inc.	7,648	56
	EMCOR Group Inc.	618	55
*	Napco Security Technologies Inc.	1,700	53
	Hyster-Yale Materials Handling Inc.	894	53
	REV Group Inc.	4,033	52
	Lincoln Electric Holdings Inc.	568	52
*	International Seaways Inc.	1,970	52
*	Clean Harbors Inc.	618	51
*	WillScot Corp. Class A	2,874	51

U.S. Liquidity Factor ETF

			Market
			Value●
		Shares	($000)
	Air Lease Corp. Class A	1,083	50
*	ASGN Inc.	743	50
	Brink’s Co.	528	49
	DHT Holdings Inc.	6,537	48
	ITT Inc.	665	46
*	SP Plus Corp.	1,016	45
	Titan International Inc.	15,116	44
	IDEX Corp.	266	43
*	Trimble Inc.	1,067	43
	Forrester Research Inc.	1,081	43
	Luxfer Holdings plc	2,467	43
	TTEC Holdings Inc.	937	43
	Rollins Inc.	1,181	42
*	Aegion Corp. Class A	1,846	40
	Teekay Corp.	8,221	40
*	Kirby Corp.	468	40
	Columbus McKinnon Corp.	959	39
	Otter Tail Corp.	800	39
	BWX Technologies Inc.	653	39
*	Modine Manufacturing Co.	5,274	39
*	Vectrus Inc.	763	39
	Allied Motion Technologies Inc.	866	39
	Douglas Dynamics Inc.	716	39
	CSW Industrials Inc.	522	39
*	Thermon Group Holdings Inc.	1,465	38
	Genco Shipping & Trading Ltd.	3,641	38
*	CBIZ Inc.	1,412	38
	Ennis Inc.	1,808	37
*	Sykes Enterprises Inc.	1,044	37
*	Ducommun Inc.	743	36
	Scorpio Bulkers Inc.	5,920	36
	Barrett Business Services Inc.	406	36
*	Huron Consulting Group Inc.	534	36
*	Sterling Construction Co. Inc.	2,450	36
*	DXP Enterprises Inc.	917	35
*	Sensata Technologies Holding plc	684	35
*	MYR Group Inc.	1,002	34
*	Great Lakes Dredge & Dock Corp.	3,212	34
*	Gardner Denver Holdings Inc.	1,001	34
*	US Xpress Enterprises Inc. Class A	7,056	34
*	Covenant Transportation Group Inc. Class A	2,407	32
	Encore Wire Corp.	551	32
*	TriMas Corp.	1,033	32
	Kelly Services Inc. Class A	1,436	31
*	Vishay Precision Group Inc.	902	31
	Resources Connection Inc.	1,974	31
	Marten Transport Ltd.	1,421	30
*	SEACOR Holdings Inc.	708	30
	Tennant Co.	394	29
	Xylem Inc.	369	29
	EnPro Industries Inc.	430	29
	Franklin Electric Co. Inc.	514	29
	RR Donnelley & Sons Co.	7,044	28
	Hubbell Inc. Class B	189	28
*	Willdan Group Inc.	953	27
*	FARO Technologies Inc.	551	27
	Primoris Services Corp.	1,206	27
	FLIR Systems Inc.	490	26
	Knoll Inc.	925	26
	ESCO Technologies Inc.	289	25
	Raven Industries Inc.	729	25
	McGrath RentCorp	339	25
*	CryoPort Inc.	1,514	24
	Carlisle Cos. Inc.	151	24
	Automatic Data Processing Inc.	135	23
	Trinity Industries Inc.	1,066	22
	Macquarie Infrastructure Corp.	532	22
	AGCO Corp.	284	22
	Federal Signal Corp.	670	22
	Kforce Inc.	556	22
	Landstar System Inc.	193	22
	Standex International Corp.	275	21
	ACCO Brands Corp.	2,230	20
	MSC Industrial Direct Co. Inc. Class A	272	20
*	BrightView Holdings Inc.	1,241	20
	US Ecology Inc.	360	20
	Matson Inc.	521	20
*	Titan Machinery Inc.	1,457	20
	Insperity Inc.	252	20
*	TrueBlue Inc.	840	20
*	Axon Enterprise Inc.	265	20
*	American Superconductor Corp.	2,322	19
*	Gates Industrial Corp. plc	1,582	19
*	CIRCOR International Inc.	422	19
*	Casella Waste Systems Inc. Class A	393	18
	Flowserve Corp.	376	18
	MAXIMUS Inc.	244	18
*	CAI International Inc.	703	17
	Woodward Inc.	141	17
	Kadant Inc.	168	16
	Badger Meter Inc.	254	16
*	ExlService Holdings Inc.	224	16
*	Tidewater Inc.	1,021	16
	HNI Corp.	384	15
	AZZ Inc.	329	13
	H&E Equipment Services Inc.	377	12
*	Team Inc.	764	12

U.S. Liquidity Factor ETF

			Market
			Value●
		Shares	($000)
	GasLog Ltd.	1,315	12
	Toro Co.	141	11
	Heartland Express Inc.	483	10
	Actuant Corp. Class A	416	10
*	Astronics Corp.	340	10
*	Colfax Corp.	262	9
*	Blue Bird Corp.	368	8
	Scorpio Tankers Inc.	81	3
			7,112
Technology (8.2%)
	TE Connectivity Ltd.	2,793	259
	Amphenol Corp. Class A	900	94
*	comScore Inc.	19,796	81
*	Silicon Laboratories Inc.	735	78
	Dolby Laboratories Inc. Class A	1,048	72
	SYNNEX Corp.	587	72
*	Ceridian HCM Holding Inc.	1,176	71
	AVX Corp.	3,483	71
	Perspecta Inc.	2,408	66
	Pegasystems Inc.	855	66
*	ACI Worldwide Inc.	1,765	66
	Ubiquiti Inc.	321	63
*	Manhattan Associates Inc.	753	63
*	Cornerstone OnDemand Inc.	922	57
	PC Connection Inc.	1,129	56
*	NCR Corp.	1,679	55
*	Harmonic Inc.	6,568	54
	Blackbaud Inc.	653	54
	Avnet Inc.	1,231	50
*	Semtech Corp.	1,032	50
*	Black Knight Inc.	755	48
	QAD Inc. Class A	919	47
*	Avid Technology Inc.	5,709	45
*	ViaSat Inc.	605	45
	MKS Instruments Inc.	414	44
*	Verint Systems Inc.	900	44
*	Limelight Networks Inc.	10,023	43
*	Tyler Technologies Inc.	145	42
	Science Applications International Corp.	469	40
	j2 Global Inc.	410	40
*	Nuance Communications Inc.	2,158	39
	Cognex Corp.	764	38
*	Calix Inc.	4,751	37
	Cohu Inc.	2,061	37
*	Arrow Electronics Inc.	451	36
	CTS Corp.	1,311	36
*	Qualys Inc.	409	36
*	Anterix Inc.	834	35
*	Model N Inc.	1,147	35
	Maxar Technologies Inc.	3,295	34
*	OneSpan Inc.	1,793	33
*	A10 Networks Inc.	4,902	33
*	Akoustis Technologies Inc.	4,257	33
*	EPAM Systems Inc.	151	32
*	Inseego Corp.	5,018	32
*	CalAmp Corp.	3,027	32
*	Cargurus Inc.	790	32
*	PAR Technology Corp.	1,008	30
*	RealPage Inc.	551	30
	Monolithic Power Systems Inc.	187	30
*	Aspen Technology Inc.	236	30
*	CEVA Inc.	1,085	28
	NIC Inc.	1,207	27
*	Endurance International Group Holdings Inc.	6,689	27
*	Casa Systems Inc.	7,350	27
	Comtech Telecommunications Corp.	704	27
*	MobileIron Inc.	5,476	26
*	Mercury Systems Inc.	360	26
*	Axcelis Technologies Inc.	1,225	26
	Jabil Inc.	673	26
*	ScanSource Inc.	733	26
*	Amkor Technology Inc.	2,130	26
*	LiveRamp Holdings Inc.	503	25
*	FormFactor Inc.	1,087	25
*	Photronics Inc.	1,941	23
*	Inovalon Holdings Inc. Class A	1,224	22
*	Veeco Instruments Inc.	1,544	21
	Methode Electronics Inc.	520	19
*	Zix Corp.	2,377	18
*	VirnetX Holding Corp.	4,967	18
*	Digimarc Corp.	536	17
	CSG Systems International Inc.	301	17
*	Intelligent Systems Corp.	378	16
*	eGain Corp.	2,080	16
*	Digital Turbine Inc.	1,767	16
*	ePlus Inc.	183	15
	Sabre Corp.	673	15
*	Virtusa Corp.	335	15
*	Verra Mobility Corp. Class A	988	15
*	Meet Group Inc.	2,977	14
*	Immersion Corp.	1,921	13
*	SecureWorks Corp. Class A	1,084	12
*	Rubicon Project Inc.	1,421	12
*	Mitek Systems Inc.	1,545	11
	Entegris Inc.	231	11
*	Telaria Inc.	1,242	10
*	Teradata Corp.	358	10
	ADTRAN Inc.	870	8
*	Cerence Inc.	269	4
			3,356

U.S. Liquidity Factor ETF

			Market
			Value●
		Shares	($000)
Utilities (4.8%)
	Public Service Enterprise
	Group Inc.	4,187	248
*	T-Mobile US Inc.	2,600	204
	Sempra Energy	858	126
	Xcel Energy Inc.	2,047	126
	American Electric Power Co. Inc.	1,349	123
	Southern Co.	1,788	111
	ONE Gas Inc.	997	89
	Avangrid Inc.	1,641	80
	Spire Inc.	995	77
	PNM Resources Inc.	1,555	75
	ALLETE Inc.	909	73
	NorthWestern Corp.	992	71
*	GCI Liberty Inc. Class A	960	68
	New Jersey Resources Corp.	1,569	67
	Southwest Gas Holdings Inc.	727	55
	Middlesex Water Co.	673	42
	IDACORP Inc.	393	41
	Telephone & Data Systems Inc.	1,644	39
	Portland General Electric Co.	663	37
	Black Hills Corp.	477	37
	Unitil Corp.	596	37
	MGE Energy Inc.	436	34
	ATN International Inc.	516	29
	National Fuel Gas Co.	619	28
*	Cincinnati Bell Inc.	3,576	23
	Chesapeake Utilities Corp.	243	22
	Shenandoah Telecommunications Co.	434	16
			1,978

Total Common Stocks
(Cost $38,356)		40,844
Temporary Cash Investment (0.4%)[1]
Money Market Fund (0.4%)
[2] Vanguard Market Liquidity Fund, 1.841% (Cost $157)	1,567	157
Total Investments (99.9%)
(Cost $38,513)		41,001

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	2
Receivables for Accrued Income	50
Other Assets[3]	7
Total Other Assets	59
Liabilities
Payables to Vanguard	(2)
Variation Margin Payable—Futures Contracts	(1)
Total Liabilities	(3)
Net Assets (100%)
Applicable to 475,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	41,057
Net Asset Value Per Share	$86.44

At November 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	38,639
Total Distributable Earnings (Loss)	2,418
Net Assets	41,057

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Cash of $7,000 has been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

U.S. Liquidity Factor ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2019	1	157	7

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF

Statement of Operations

Year Ended
November 30, 2019
($000)
Investment Income
Income
Dividends	438
Interest[1]	3
Total Income	441
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	11
Marketing and Distribution	—
Custodian Fees	8
Audit Fees	17
Shareholders’ Reports	—
Total Expenses	36
Expenses Paid Indirectly	(3)
Net Expenses	33
Net Investment Income	408
Realized Net Gain (Loss)
Investment Securities Sold[1]	(222)
Futures Contracts	3
Realized Net Gain (Loss)	(219)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	2,616
Futures Contracts	8
Change in Unrealized Appreciation (Depreciation)	2,624
Net Increase (Decrease) in Net Assets Resulting from Operations	2,813

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,000, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF

Statement of Changes in Net Assets

		February 13,
	Year Ended	2018[1] to
	November 30,	November 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	408	151
Realized Net Gain (Loss)	(219)	(11)
Change in Unrealized Appreciation (Depreciation)	2,624	(129)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,813	11
Distributions
Net Investment Income	(303)	(103)
Realized Capital Gain	—	—
Total Distributions	(303)	(103)
Capital Share Transactions
Issued	27,038	15,741
Issued in Lieu of Cash Distributions	—	—
Redeemed	(4,140)	—
Net Increase (Decrease) from Capital Share Transactions	22,898	15,741
Total Increase (Decrease)	25,408	15,649
Net Assets
Beginning of Period	15,649	—
End of Period	41,057	15,649

1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF

Financial Highlights

	Year	Feb. 13,
	Ended	2018[1] to
	Nov. 30,	Nov. 30,
For a Share Outstanding Throughout Each Period	2019	2018
Net Asset Value, Beginning of Period	$78.25	$75.00
Investment Operations
Net Investment Income[2]	1.310	1.010
Net Realized and Unrealized Gain (Loss) on Investments	8.047	2.834
Total from Investment Operations	9.357	3.844
Distributions
Dividends from Net Investment Income	(1.167)	(.594)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.167)	(.594)
Net Asset Value, End of Period	$86.44	$78.25

Total Return	12.14%	5.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$41	$16
Ratio of Total Expenses to Average Net Assets	0.14%[3]	0.13%[4,5]
Ratio of Net Investment Income to Average Net Assets	1.62%	1.58%[5]
Portfolio Turnover Rate	49%	20%

1	Inception.
2	Calculated based on average shares outstanding.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.13%.
4	The ratio of total expenses to average net assets before an expense reduction of 0.02% was 0.15%. The fund incurred higher than anticipated expenses, in which Vanguard voluntarily agreed to assume payment of certain expenses. The fund is not obligated to repay this amount to Vanguard.
5	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF

Notes to Financial Statements

Vanguard U.S. Liquidity Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2018–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

U.S. Liquidity Factor ETF

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2019, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2019, the fund had contributed to Vanguard capital in the amount of $2,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.   The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2019, custodian fee offset arrangements reduced the fund’s expenses by $3,000 (an annual rate of 0.01% of average net assets).

D.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

U.S. Liquidity Factor ETF

At November 30, 2019, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

E.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	159
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(229)
Net Unrealized Gains (Losses)	2,488

As of November 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	38,513
Gross Unrealized Appreciation	4,306
Gross Unrealized Depreciation	(1,818)
Net Unrealized Appreciation (Depreciation)	2,488

F.   During the year ended November 30, 2019, the fund purchased $35,174,000 of investment securities and sold $12,209,000 of investment securities, other than temporary cash investments.

G.   Capital shares issued and redeemed were:

	Year Ended	February 13, 2018[1] to
	November 30, 2019	November 30, 2018
	Shares	Shares
	(000)	(000)
Issued	325	200
Issued in Lieu of Cash Distributions	—	—
Redeemed	(50)	—
Net Increase (Decrease) in Shares Outstanding	275	200

1 Inception.

U.S. Liquidity Factor ETF

At November 30, 2019, one shareholder, a subsidiary of Vanguard, was the record or beneficial owner of 54% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H.   Management has determined that no events or transactions occurred subsequent to November 30, 2019, that would require recognition or disclosure in these financial statements.

U.S. Minimum Volatility ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2019 Initial

Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2019
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/13/2018)	Investment
U.S. Minimum Volatility ETF Net Asset Value	14.58%	13.81%	$12,613
U.S. Minimum Volatility ETF Market Price	14.63	13.84	12,619
Russell 3000 Index	15.49	11.37	12,132

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2019

		Since
	One	Inception
	Year	(2/13/2018)
U.S. Minimum Volatility ETF Market Price	14.63%	26.19%
U.S. Minimum Volatility ETF Net Asset Value	14.58	26.13
Russell 3000 Index	15.49	21.32

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Minimum Volatility ETF

Sector Diversification

As of November 30, 2019

Consumer Discretionary	15.3%
Consumer Staples	10.0
Energy	2.0
Financial Services	32.1
Health Care	9.2
Materials & Processing	4.4
Producer Durables	8.2
Technology	9.1
Utilities	9.7

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided an RGS classification as of the effective reporting period.

U.S. Minimum Volatility ETF

Financial Statements

Statement of Net Assets

As of November 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value●
		Shares	($000)
Common Stocks (99.2%)[1]
Consumer Discretionary (15.2%)
	Yum! Brands Inc.	12,856	1,294
	McDonald’s Corp.	6,645	1,292
*	Murphy USA Inc.	9,891	1,162
*	AutoZone Inc.	916	1,079
	Graham Holdings Co. Class B	1,233	779
	Walmart Inc.	6,448	768
*	Liberty Media Corp-Liberty Braves Class C	26,772	758
*	OneSpaWorld Holdings Ltd.	41,417	676
*	Lindblad Expeditions Holdings Inc.	41,596	645
	Dollar General Corp.	2,910	458
	Ruth’s Hospitality Group Inc.	17,211	402
*	Liberty Media Corp-Liberty SiriusXM Class A	8,204	400
*	Madison Square Garden Co. Class A	1,328	374
	TJX Cos. Inc.	5,784	354
*	Liberty Media Corp-Liberty Braves Class A	11,616	330
*	Denny’s Corp.	14,063	275
	Rent-A-Center Inc.	9,753	254
*	Bright Horizons Family Solutions Inc.	1,517	228
	AMERCO	579	210
	Walt Disney Co.	1,359	206
*	Daily Journal Corp.	677	192
	National Presto Industries Inc.	2,052	183
	Haverty Furniture Cos. Inc.	8,587	173
	Emerald Expositions Events Inc.	17,118	171
	Cable One Inc.	105	161
*	O’Reilly Automotive Inc.	360	159
	Cracker Barrel Old Country Store Inc.	888	136
	Carriage Services Inc. Class A	5,262	127
	Winmark Corp.	586	104
	Service Corp. International	2,094	92
	PriceSmart Inc.	1,205	90
*	El Pollo Loco Holdings Inc.	4,541	73
	Viad Corp.	1,014	64
*	Carrols Restaurant Group Inc.	6,607	52
	Omnicom Group Inc.	531	42
*	Dollar Tree Inc.	444	41
			13,804
Consumer Staples (10.0%)
	Hershey Co.	8,472	1,255
	Flowers Foods Inc.	46,628	1,004
*	Sprouts Farmers Market Inc.	45,637	904
	Procter & Gamble Co.	6,553	800
	Lancaster Colony Corp.	4,303	680
	Weis Markets Inc.	14,652	583
	Tootsie Roll Industries Inc.	16,038	551
	Hormel Foods Corp.	11,575	515
	Universal Corp.	8,439	441
	Church & Dwight Co. Inc.	5,606	394
	Keurig Dr Pepper Inc.	12,401	384
	Colgate-Palmolive Co.	5,074	344
	Coca-Cola Co.	4,928	263
	Seaboard Corp.	49	201
	Altria Group Inc.	3,737	186
	Philip Morris International Inc.	1,997	166
	John B Sanfilippo & Son Inc.	1,642	160
*	Farmer Brothers Co.	7,730	117
	Sysco Corp.	1,453	117
			9,065
Energy (2.0%)
	Exxon Mobil Corp.	8,778	598
	Chevron Corp.	2,820	330
	ONEOK Inc.	4,227	300
	Phillips 66	2,584	297
	Kinder Morgan Inc.	11,782	231
*	Par Pacific Holdings Inc.	2,632	66
			1,822

U.S. Minimum Volatility ETF

			Market
			Value●
		Shares	($000)
Financial Services (31.8%)
	TPG RE Finance Trust Inc.	64,660	1,309
	KKR Real Estate Finance Trust Inc.	64,789	1,308
	Western Union Co.	48,593	1,306
	Extra Space Storage Inc.	11,922	1,264
	Public Storage	5,932	1,250
	Jack Henry & Associates Inc.	7,666	1,165
	Equity Commonwealth	33,075	1,087
	Redwood Trust Inc.	64,407	1,042
	TFS Financial Corp.	47,306	960
	Cass Information Systems Inc.	16,881	953
	Blackstone Mortgage Trust Inc. Class A	21,471	786
*	Columbia Financial Inc.	46,389	773
	White Mountains Insurance Group Ltd.	697	772
	Broadridge Financial Solutions Inc.	6,029	746
	Waterstone Financial Inc.	39,048	737
	Granite Point Mortgage Trust Inc.	39,146	711
	WP Carey Inc.	8,230	687
	Equity LifeStyle Properties Inc.	8,612	638
	AMERISAFE Inc.	9,423	637
	Sun Communities Inc.	3,816	629
	AGNC Investment Corp.	33,414	579
*	HarborOne Bancorp Inc.	52,507	557
	Capitol Federal Financial Inc.	37,911	538
	United Fire Group Inc.	11,861	521
	Mid-America Apartment Communities Inc.	3,563	485
	New York Mortgage Trust Inc.	76,981	480
	Stewart Information Services Corp.	10,511	450
	Starwood Property Trust Inc.	17,865	438
	State Auto Financial Corp.	13,292	436
	Life Storage Inc.	3,751	411
	Annaly Capital Management Inc.	40,624	379
	Equity Residential	4,173	355
	Apollo Commercial Real Estate Finance Inc.	18,790	343
	Ellington Financial Inc.	17,338	314
*	Fiserv Inc.	2,588	301
	Hanover Insurance Group Inc.	2,104	286
	Northwest Bancshares Inc.	16,544	275
	Alexander’s Inc.	740	242
	AG Mortgage Investment Trust Inc.	13,455	209
	Fidelity National Information Services Inc.	1,418	196
	Ares Commercial Real Estate Corp.	12,423	194
	Provident Financial Services Inc.	7,117	173
	Easterly Government Properties Inc.	7,410	172
	Cherry Hill Mortgage Investment Corp.	10,033	150
	Kearny Financial Corp.	9,357	132
	UDR Inc.	2,660	128
	MFA Financial Inc.	16,369	125
	Gladstone Land Corp.	9,027	114
	Exantas Capital Corp.	9,478	114
	Aflac Inc.	1,940	106
	HomeTrust Bancshares Inc.	3,990	104
	PennyMac Mortgage Investment Trust	4,341	100
*	Spirit of Texas Bancshares Inc.	3,924	90
	PCSB Financial Corp.	3,787	77
	Southern National Bancorp of Virginia Inc.	4,568	73
	Two Harbors Investment Corp.	4,986	72
	Getty Realty Corp.	2,093	70
	Level One Bancorp Inc.	2,764	68
	CorEnergy Infrastructure Trust Inc.	1,524	67
	Washington REIT	2,128	66
*	International Money Express Inc.	4,510	61
	Duke Realty Corp.	1,640	58
	Visa Inc. Class A	281	52
	FS Bancorp Inc.	519	31
	Dynex Capital Inc.	1,811	31
	Bank of Princeton	1,003	29
			29,012
Health Care (9.1%)
	Eli Lilly & Co.	11,162	1,310
	Johnson & Johnson	9,441	1,298
	Merck & Co. Inc.	12,535	1,093
	National HealthCare Corp.	10,343	879
	Medtronic plc	7,776	866
	Pfizer Inc.	20,471	789
	Quest Diagnostics Inc.	4,120	439
	National Research Corp.	6,112	394
	Zoetis Inc.	2,007	242
*	Laboratory Corp. of America Holdings	1,005	173

U.S. Minimum Volatility ETF

			Market
			Value●
		Shares	($000)
	Phibro Animal Health Corp. Class A	6,763	164
	Atrion Corp.	203	143
	Universal Health Services Inc. Class B	829	116
*	Anika Therapeutics Inc.	1,873	108
	US Physical Therapy Inc.	882	103
*	Myriad Genetics Inc.	3,928	101
*	XBiotech Inc.	3,827	44
*	Providence Service Corp.	448	27
			8,289
Materials & Processing (4.3%)
	Newmont Goldcorp Corp.	34,007	1,306
	Royal Gold Inc.	9,549	1,120
	NewMarket Corp.	1,873	925
	Park Aerospace Corp.	11,363	185
*	Lawson Products Inc.	3,526	182
*	Novagold Resources Inc.	22,256	155
*	Gibraltar Industries Inc.	1,572	82
			3,955
Producer Durables (8.1%)
	Paychex Inc.	16,184	1,394
	Republic Services Inc. Class A	14,897	1,321
	MAXIMUS Inc.	8,256	616
	Waste Management Inc.	5,345	603
	Hackett Group Inc.	32,413	497
	SFL Corp. Ltd.	33,802	479
	Genpact Ltd.	9,501	387
	Lockheed Martin Corp.	956	374
	Douglas Dynamics Inc.	6,852	371
	Ennis Inc.	15,094	311
	AMETEK Inc.	2,299	228
	Kimball International Inc. Class B	10,211	218
*	ExlService Holdings Inc.	2,604	182
*	OSI Systems Inc.	1,669	166
	Honeywell International Inc.	709	126
	Northrop Grumman Corp.	224	79
	Accenture plc Class A	238	48
			7,400
Technology (9.0%)
	Amdocs Ltd.	19,378	1,343
	Citrix Systems Inc.	11,738	1,324
*	Tyler Technologies Inc.	3,239	940
	Motorola Solutions Inc.	4,680	783
*	Model N Inc.	23,728	722
*	Mitek Systems Inc.	81,310	580
	NIC Inc.	22,593	513
	L3Harris Technologies Inc.	1,788	359
*	EchoStar Corp. Class A	6,600	278
	Cognizant Technology Solutions Corp. Class A	3,507	225
*	F5 Networks Inc.	1,411	205
*	Black Knight Inc.	3,097	195
	QAD Inc. Class A	3,415	174
	Juniper Networks Inc.	5,334	134
	Microsoft Corp.	849	128
*	TechTarget Inc.	3,997	106
*	Loral Space & Communications Inc.	2,861	97
	CDK Global Inc.	946	51
	NVE Corp.	530	34
	AstroNova Inc.	2,016	31
			8,222
Utilities (9.7%)
	Verizon Communications Inc.	22,758	1,371
	Evergy Inc.	19,175	1,213
	Duke Energy Corp.	12,218	1,077
	SJW Group	14,477	1,025
	NextEra Energy Inc.	2,271	531
	AT&T Inc.	12,575	470
	Unitil Corp.	5,289	323
	Southern Co.	5,195	322
	American Electric Power Co. Inc.	3,271	299
	Eversource Energy	3,530	292
	CMS Energy Corp.	4,042	248
	American States Water Co.	2,753	235
	Hawaiian Electric Industries Inc.	4,893	214
	Xcel Energy Inc.	3,319	204
	Avangrid Inc.	4,114	200
	Exelon Corp.	3,742	166
	ALLETE Inc.	1,949	156
	WEC Energy Group Inc.	1,731	153
	Ameren Corp.	1,633	121
	Public Service Enterprise Group Inc.	1,735	103
	Consolidated Edison Inc.	749	65
			8,788
Total Common Stocks
(Cost $84,720)			90,357
Temporary Cash Investment (0.6%)[1]
Money Market Fund (0.6%)
[2]	Vanguard Market Liquidity Fund, 1.841% (Cost $571)	5,709	571
Total Investments (99.8%)
(Cost $85,291)			90,928

U.S. Minimum Volatility ETF

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	4
Receivables for Accrued Income	156
Other Assets[3]	20
Total Other Assets	180
Liabilities
Payables for Investment Securities Purchased	(1)
Payables to Vanguard	(5)
Variation Margin Payable—Futures Contracts	(2)
Total Liabilities	(8)
Net Assets (100%)
Applicable to 1,000,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	91,100
Net Asset Value Per Share	$91.10

At November 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	85,234
Total Distributable Earnings (Loss)	5,866
Net Assets	91,100

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and 0.1%, respectively, of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Cash of $20,000 has been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation	)
Long Futures Contracts
E-mini S&P 500 Index	December 2019	2	314	4
Micro E-mini S&P 500 Index	December 2019	10	157	3
				7

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF

Statement of Operations

Year Ended
November 30, 2019
($000)
Investment Income
Income
Dividends	1,386
Interest[1]	3
Total Income	1,389
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	38
Marketing and Distribution	—
Custodian Fees	2
Auditing Fees	17
Shareholders’ Reports	—
Total Expenses	57
Net Investment Income	1,332
Realized Net Gain (Loss)
Investment Securities Sold[1]	(258)
Futures Contracts	(12)
Realized Net Gain (Loss)	(270)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	5,241
Futures Contracts	6
Change in Unrealized Appreciation (Depreciation)	5,247
Net Increase (Decrease) in Net Assets Resulting from Operations	6,309

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,000, $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF

Statement of Changes in Net Assets

		February 13,
	Year Ended	2018[1] to
	November 30,	November 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,332	314
Realized Net Gain (Loss)	(270)	(91)
Change in Unrealized Appreciation (Depreciation)	5,247	397
Net Increase (Decrease) in Net Assets Resulting from Operations	6,309	620
Distributions
Net Investment Income	(898)	(166)
Realized Capital Gain	—	—
Total Distributions	(898)	(166)
Capital Share Transactions
Issued	63,225	22,010
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	63,225	22,010
Total Increase (Decrease)	68,636	22,464
Net Assets
Beginning of Period	22,464	—
End of Period	91,100	22,464

1	Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF

Financial Highlights

	Year	Feb. 13,
	Ended	2018[1] to
	Nov. 30,	Nov. 30,
For a Share Outstanding Throughout Each Period	2019	2018
Net Asset Value, Beginning of Period	$81.69	$75.00
Investment Operations
Net Investment Income[2]	2.632	1.887
Net Realized and Unrealized Gain (Loss) on Investments	8.996	5.677
Total from Investment Operations	11.628	7.564
Distributions
Dividends from Net Investment Income	(2.218)	(.874)
Distributions from Realized Capital Gains	—	—
Total Distributions	(2.218)	(.874)
Net Asset Value, End of Period	$91.10	$81.69

Total Return	14.58%	10.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$91	$22
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	3.05%	2.90%[3]
Portfolio Turnover Rate	23%	5%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF

Notes to Financial Statements

Vanguard U.S. Minimum Volatility ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker.

A.       The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2018–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

U.S. Minimum Volatility ETF

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.       In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2019, the fund had contributed to Vanguard capital in the amount of $4,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.       Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At November 30, 2019, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.       Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	583
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(355)
Net Unrealized Gains (Losses)	5,637

U.S. Minimum Volatility ETF

As of November 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	85,291
Gross Unrealized Appreciation	7,349
Gross Unrealized Depreciation	(1,712)
Net Unrealized Appreciation (Depreciation)	5,637

E.       During the year ended November 30, 2019, the fund purchased $73,578,000 of investment securities and sold $10,514,000 of investment securities, other than temporary cash investments.

F.       Capital shares issued and redeemed were:

	Year Ended	February 13, 2018[1] to
	November 30, 2019	November 30, 2018
	Shares	Shares
	(000)	(000)
Issued	725	275
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding	725	275

1	Inception.

At November 30, 2019, one shareholder, a subsidiary of Vanguard, was the record or beneficial owner of 36% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G.       Management has determined that no events or transactions occurred subsequent to November 30, 2019, that would require recognition or disclosure in these financial statements.

U.S. Momentum Factor ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2019
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/13/2018)	Investment
U.S. Momentum Factor ETF Net Asset Value	12.25%	8.23%	$11,525
U.S. Momentum Factor ETF Market Price	12.23	8.24	11,527
Russell 3000 Index	15.49	11.37	12,132

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2019

		Since
	One	Inception
	Year	(2/13/2018)
U.S. Momentum Factor ETF Market Price	12.23%	15.27%
U.S. Momentum Factor ETF Net Asset Value	12.25	15.25
Russell 3000 Index	15.49	21.32

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Momentum Factor ETF

Sector Diversification

As of November 30, 2019

Consumer Discretionary	16.8%
Consumer Staples	5.4
Energy	1.3
Financial Services	23.0
Health Care	12.9
Materials & Processing	5.0
Producer Durables	10.3
Technology	18.8
Utilities	6.5

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided an RGS classification as of the effective reporting period.

U.S. Momentum Factor ETF

Financial Statements

Statement of Net Assets

As of November 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (16.8%)
	Starbucks Corp.	3,587	306
	Dollar General Corp.	1,913	301
	Estee Lauder Cos. Inc. Class A	1,209	236
	Yum! Brands Inc.	2,266	228
	Target Corp.	1,783	223
*	Charter Communications Inc. Class A	406	191
*	Tempur Sealy International Inc.	1,769	150
	Gentex Corp.	5,097	145
*	Roku Inc.	843	135
	Sonic Automotive Inc. Class A	3,993	131
*	NVR Inc.	33	125
	Costco Wholesale Corp.	381	114
*	Floor & Decor Holdings Inc. Class A	2,368	114
*	Meritage Homes Corp.	1,610	107
*	Trade Desk Inc. Class A	371	98
*	Bright Horizons Family Solutions Inc.	638	96
	Ross Stores Inc.	823	96
	McDonald’s Corp.	473	92
*	Cardlytics Inc.	1,633	92
	Comcast Corp. Class A	2,042	90
*	Carvana Co. Class A	775	74
*	Helen of Troy Ltd.	424	68
*	Chipotle Mexican Grill Inc. Class A	79	64
*	Lululemon Athletica Inc.	282	64
*	Crocs Inc.	1,763	62
	PulteGroup Inc.	1,550	61
*	Meritor Inc.	2,368	60
*	ServiceMaster Global Holdings Inc.	1,522	60
	Garmin Ltd.	609	59
*	Deckers Outdoor Corp.	345	58
*	Boot Barn Holdings Inc.	1,437	57
	Cable One Inc.	37	57
*	MercadoLibre Inc.	95	55
	Rent-A-Center Inc.	2,118	55
*	frontdoor Inc.	1,207	55
*	America’s Car-Mart Inc.	495	54
	Lithia Motors Inc. Class A	301	48
*	Altice USA Inc. Class A	1,883	48
	MDC Holdings Inc.	1,171	46
	Inter Parfums Inc.	605	43
	Aaron’s Inc.	706	41
*	AutoZone Inc.	35	41
*	Beazer Homes USA Inc.	2,649	41
*	Live Nation Entertainment Inc.	580	40
	Walmart Inc.	336	40
*	Taylor Morrison Home Corp. Class A	1,699	39
	KB Home	1,135	39
	Pool Corp.	186	38
*	American Woodmark Corp.	367	38
*	Denny’s Corp.	1,885	37
*	RH	178	37
	Home Depot Inc.	151	33
*	Skyline Champion Corp.	989	33
*	Lindblad Expeditions Holdings Inc.	2,111	33
	Whirlpool Corp.	228	33
	Group 1 Automotive Inc.	311	32
	Churchill Downs Inc.	244	32
*	Century Communities Inc.	1,104	31
	Strategic Education Inc.	209	30
	Wingstop Inc.	364	29
*	Liberty Broadband Corp.	241	29
*	Liberty Media Corp-Liberty Braves	983	28
	Sinclair Broadcast Group Inc. Class A	790	27
*	SeaWorld Entertainment Inc.	934	27
	Acushnet Holdings Corp.	897	27
	National CineMedia Inc.	4,015	27
*	Career Education Corp.	1,450	24
	Graham Holdings Co. Class B	37	23

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
*	1-800-Flowers.com Inc. Class A	1,689	23
*	Funko Inc. Class A	1,542	22
*	Universal Electronics Inc.	395	22
	Monro Inc.	294	22
*	Sleep Number Corp.	446	22
*	Shake Shack Inc. Class A	344	21
*	M/I Homes Inc.	416	18
*	LGI Homes Inc.	233	17
	Nexstar Media Group Inc. Class A	118	13
*	Etsy Inc.	211	9
*	Regis Corp.	429	7
	TEGNA Inc.	436	7
			5,350
Consumer Staples (5.4%)
	Procter & Gamble Co.	2,530	309
	Kimberly-Clark Corp.	1,244	170
	Mondelez International Inc. Class A	2,943	155
*	Pilgrim’s Pride Corp.	4,624	146
	Hershey Co.	888	132
	PepsiCo Inc.	673	91
	Tyson Foods Inc. Class A	701	63
	General Mills Inc.	1,095	58
	Tootsie Roll Industries Inc.	1,607	55
	McCormick & Co. Inc.	316	53
*	Freshpet Inc.	939	50
	John B Sanfilippo & Son Inc.	499	49
	WD-40 Co.	244	47
	Church & Dwight Co. Inc.	646	45
	Coca-Cola Co.	842	45
	Coca-Cola Consolidated Inc.	154	42
*	Simply Good Foods Co.	1,359	37
	Coca-Cola European Partners plc	709	36
*	Boston Beer Co. Inc. Class A	88	34
*	Chefs’ Warehouse Inc.	827	29
*	Performance Food Group Co.	461	22
	Sanderson Farms Inc.	126	21
	Casey’s General Stores Inc.	115	20
	J&J Snack Foods Corp.	90	17
*	US Foods Holding Corp.	202	8
			1,734
Energy (1.3%)
*	Enphase Energy Inc.	4,112	90
	Kinder Morgan Inc.	4,516	89
*	Sunrun Inc.	4,812	67
*	Vivint Solar Inc.	7,114	52
	TerraForm Power Inc. Class A	3,015	47
*	SunPower Corp.	5,731	43
	World Fuel Services Corp.	461	19
*	Par Pacific Holdings Inc.	511	13
			420
Financial Services (23.0%)
	Mastercard Inc. Class A	1,032	302
	American Tower Corp.	1,330	285
	Prologis Inc.	2,541	233
	Welltower Inc.	2,402	203
	Crown Castle International Corp.	1,512	202
	Equinix Inc.	293	166
	MarketAxess Holdings Inc.	401	162
	CME Group Inc.	753	153
*	Fiserv Inc.	1,313	153
	Sun Communities Inc.	920	151
	Erie Indemnity Co. Class A	766	130
	S&P Global Inc.	488	129
	PS Business Parks Inc.	688	121
	Moody’s Corp.	529	120
	Visa Inc. Class A	634	117
	WR Berkley Corp.	1,555	106
	Americold Realty Trust	2,597	98
	Aon plc	470	96
	American International Group Inc.	1,816	96
	Intercontinental Exchange Inc.	1,004	95
	STORE Capital Corp.	2,251	92
	Equity Residential	1,075	91
	RenaissanceRe Holdings Ltd.	463	87
	Travelers Cos. Inc.	636	87
	Realty Income Corp.	1,133	87
	Hanover Insurance Group Inc.	594	81
*	Euronet Worldwide Inc.	506	80
	Public Storage	376	79
	Fidelity National Information Services Inc.	548	76
	VEREIT Inc.	7,752	76
	National Retail Properties Inc.	1,353	75
	Cboe Global Markets Inc.	609	72
	Safety Insurance Group Inc.	737	72
	Equity LifeStyle Properties Inc.	930	69
	Investors Real Estate Trust	885	68
	Innovative Industrial Properties Inc.	852	66
*	Fair Isaac Corp.	175	64
	MSCI Inc. Class A	248	64
	Medical Properties Trust Inc.	3,066	64
	EVERTEC Inc.	1,906	62
*	eHealth Inc.	666	61
	Cincinnati Financial Corp.	568	61
	AMERISAFE Inc.	892	60
	American Campus Communities Inc.	1,202	58
	CyrusOne Inc.	923	57
	Community Healthcare Trust Inc.	1,202	57

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
	SBA Communications Corp. Class A	237	56
	NexPoint Residential Trust Inc.	1,132	54
	Arthur J Gallagher & Co.	579	54
	White Mountains Insurance Group Ltd.	48	53
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	1,780	52
	CareTrust REIT Inc.	2,473	52
	Brown & Brown Inc.	1,366	52
	Morningstar Inc.	323	51
	Agree Realty Corp.	669	50
	First BanCorp	4,744	50
	Omega Healthcare Investors Inc.	1,171	49
	Independence Realty Trust Inc.	3,276	49
*	Cannae Holdings Inc.	1,290	48
	Santander Consumer USA Holdings Inc.	1,985	47
	Whitestone REIT	3,279	46
	Goosehead Insurance Inc. Class A	1,078	44
	Jernigan Capital Inc.	2,432	42
	Kinsale Capital Group Inc.	410	41
*	Arch Capital Group Ltd.	975	41
	iStar Inc.	3,090	40
	Radian Group Inc.	1,541	40
	Chubb Ltd.	262	40
	Hamilton Lane Inc. Class A	672	39
*	Paysign Inc.	3,748	38
*	LendingTree Inc.	104	37
	TFS Financial Corp.	1,816	37
	Rexford Industrial Realty Inc.	757	36
	OFG Bancorp	1,660	36
	Sculptor Capital Management Inc. Class A	1,812	35
	Extra Space Storage Inc.	331	35
	Front Yard Residential Corp.	2,849	33
	PennyMac Financial Services Inc.	950	33
	New Senior Investment Group Inc.	4,081	32
	Lexington Realty Trust Class B	2,877	32
	Armada Hoffler Properties Inc.	1,718	31
	CorEnergy Infrastructure Trust Inc.	690	30
	Universal Health Realty Income Trust	243	29
*	World Acceptance Corp.	299	28
	Terreno Realty Corp.	492	28
	Capitol Federal Financial Inc.	1,989	28
	Kite Realty Group Trust	1,431	28
	EastGroup Properties Inc.	201	27
	UDR Inc.	565	27
	LPL Financial Holdings Inc.	289	27
	Getty Realty Corp.	788	26
	Gaming and Leisure Properties Inc.	621	26
*	NMI Holdings Inc. Class A	763	26
	QTS Realty Trust Inc. Class A	482	26
	Argo Group International Holdings Ltd.	384	25
	Kimco Realty Corp.	1,143	25
	Ares Management Corp. Class A	730	24
	RLI Corp.	258	24
	Mack-Cali Realty Corp.	1,086	23
	Retail Properties of America Inc.	1,613	23
	EPR Properties	322	23
*	Everi Holdings Inc.	1,694	23
	STAG Industrial Inc.	726	22
	Brixmor Property Group Inc.	1,003	22
	Federated Investors Inc. Class B	650	22
	Healthcare Realty Trust Inc.	635	21
	Spirit Realty Capital Inc.	381	20
	SITE Centers Corp.	1,335	19
	RPT Realty	1,291	19
	Outfront Media Inc.	750	19
	Gladstone Commercial Corp.	779	18
	City Office REIT Inc.	1,267	17
	Cohen & Steers Inc.	252	17
	James River Group Holdings Ltd.	416	16
	Selective Insurance Group Inc.	243	16
	LTC Properties Inc.	329	15
	Axis Capital Holdings Ltd.	251	15
	Nelnet Inc. Class A	155	10
	Global Net Lease Inc.	441	9
			7,332
Health Care (12.8%)
	Danaher Corp.	1,624	237
*	Arrowhead Pharmaceuticals Inc.	2,501	183
	Zoetis Inc.	1,355	163
*	Allakos Inc.	1,712	163
*	Edwards Lifesciences Corp.	610	149
*	Novocure Ltd.	1,564	144
*	Mirati Therapeutics Inc.	1,122	113
*	NanoString Technologies Inc.	4,072	110
*	Horizon Therapeutics plc	3,316	109
*	Krystal Biotech Inc.	1,835	104
	Baxter International Inc.	1,168	96

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
*	Reata Pharmaceuticals Inc. Class A	487	95
*	Axsome Therapeutics Inc.	2,399	94
	Merck & Co. Inc.	1,074	94
*	ACADIA Pharmaceuticals Inc.	1,898	86
*	Insulet Corp.	433	80
*	Eidos Therapeutics Inc.	1,207	68
	Dentsply Sirona Inc.	1,192	67
	Stryker Corp.	323	66
	Abbott Laboratories	774	66
*	Veracyte Inc.	2,269	65
*	Tandem Diabetes Care Inc.	937	65
*	LHC Group Inc.	424	57
*	HMS Holdings Corp.	1,842	56
*	Catalent Inc.	1,035	54
*	Masimo Corp.	344	53
*	ArQule Inc.	5,354	51
*	IQVIA Holdings Inc.	351	51
*	Antares Pharma Inc.	10,737	51
	US Physical Therapy Inc.	431	50
*	Veeva Systems Inc. Class A	332	50
*	Zynerba Pharmaceuticals Inc.	7,772	49
*	CEL-SCI Corp.	5,874	45
*	R1 RCM Inc.	3,466	45
*	Cardiovascular Systems Inc.	977	44
*	Adverum Biotechnologies Inc.	4,064	44
*	Catalyst Pharmaceuticals Inc.	9,398	44
*	Iovance Biotherapeutics Inc.	1,851	42
	Ensign Group Inc.	965	42
*	Nevro Corp.	372	42
*	ZIOPHARM Oncology Inc.	7,621	40
*	Apellis Pharmaceuticals Inc.	1,466	39
	Bruker Corp.	755	39
	STERIS plc	252	38
*	Addus HomeCare Corp.	399	37
*	Quanterix Corp.	1,409	36
	Atrion Corp.	50	35
*	Cutera Inc.	892	34
*	Odonate Therapeutics Inc.	960	33
*	ANI Pharmaceuticals Inc.	521	32
*	Exact Sciences Corp.	389	32
*	Deciphera Pharmaceuticals Inc.	632	30
*	Lannett Co. Inc.	3,319	29
*	NeoGenomics Inc.	1,120	29
*	Arena Pharmaceuticals Inc.	604	29
	Thermo Fisher Scientific Inc.	91	29
*	Lantheus Holdings Inc.	1,329	28
*	Repligen Corp.	304	27
*	Medpace Holdings Inc.	350	27
*	Conformis Inc.	13,526	25
*	Global Blood Therapeutics Inc.	323	21
*	Cytokinetics Inc.	2,201	21
*	PTC Therapeutics Inc.	410	19
*	Natera Inc.	485	18
	National HealthCare Corp.	191	16
*	Tricida Inc.	393	16
*	Coherus Biosciences Inc.	628	11
*	Omnicell Inc.	132	11
*	Agenus Inc.	2,256	9
*	BioLife Solutions Inc.	504	8
*	Cara Therapeutics Inc.	294	8
*	Biohaven Pharmaceutical Holding Co. Ltd.	127	7
			4,100
Materials & Processing (4.9%)
	Air Products & Chemicals Inc.	1,065	252
	Sherwin-Williams Co.	286	167
	Royal Gold Inc.	1,094	128
	Ball Corp.	1,504	99
	Ecolab Inc.	485	91
	Martin Marietta Materials Inc.	289	78
*	Builders FirstSource Inc.	2,513	64
*	Trex Co. Inc.	723	62
	Advanced Drainage Systems Inc.	1,551	59
*	BMC Stock Holdings Inc.	1,803	53
	Vulcan Materials Co.	349	50
	Universal Forest Products Inc.	986	49
*	Summit Materials Inc. Class A	1,957	47
*	GMS Inc.	1,479	46
	Scotts Miracle-Gro Co.	443	45
*	Foundation Building Materials Inc.	2,190	45
	Newmont Goldcorp Corp.	950	36
	Griffon Corp.	1,597	34
	Armstrong World Industries Inc.	332	32
*	Installed Building Products Inc.	433	31
	Ingersoll-Rand plc	207	27
	Innospec Inc.	259	25
*	BlueLinx Holdings Inc.	2,424	25
	Mueller Industries Inc.	550	17
	AAON Inc.	272	13
			1,575
Producer Durables (10.3%)
	Waste Management Inc.	2,219	251
	Northrop Grumman Corp.	586	206
*	Copart Inc.	1,700	151
	TransDigm Group Inc.	222	126
	Booz Allen Hamilton Holding Corp. Class A	1,680	122

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
	Johnson Controls International plc	2,569	110
*	MasTec Inc.	1,469	97
	Verisk Analytics Inc. Class A	634	94
	HEICO Corp.	712	93
	Republic Services Inc. Class A	1,038	92
*	Keysight Technologies Inc.	859	92
	Woodward Inc.	670	78
*	Plug Power Inc.	19,717	77
	Scorpio Tankers Inc.	2,091	72
*	Generac Holdings Inc.	661	65
*	Teledyne Technologies Inc.	179	61
*	Vectrus Inc.	1,106	56
*	Paylocity Holding Corp.	454	56
*	CoStar Group Inc.	90	55
	Lockheed Martin Corp.	135	53
	Mesa Laboratories Inc.	216	51
	Cintas Corp.	190	49
*	Casella Waste Systems Inc. Class A	1,038	49
*	Atkore International Group Inc.	1,138	47
*	Kratos Defense & Security Solutions Inc.	2,517	45
	Teekay Tankers Ltd. Class A	2,399	45
*	Napco Security Technologies Inc.	1,361	43
*	Saia Inc.	424	40
*	FTI Consulting Inc.	365	40
	Nordic American Tankers Ltd.	10,816	39
	TTEC Holdings Inc.	837	38
	Franklin Electric Co. Inc.	689	38
*	Aerojet Rocketdyne Holdings Inc.	841	37
*	Clean Harbors Inc.	444	37
*	Dorian LPG Ltd.	2,493	36
*	Gardner Denver Holdings Inc.	1,019	35
*	International Seaways Inc.	1,224	32
*	Itron Inc.	401	32
	Arconic Inc.	1,020	32
	Federal Signal Corp.	942	31
	Scorpio Bulkers Inc.	5,069	31
*	CryoPort Inc.	1,891	30
	Exponent Inc.	447	28
	DHT Holdings Inc.	3,836	28
*	Great Lakes Dredge & Dock Corp.	2,547	27
	McGrath RentCorp	343	25
*	Huron Consulting Group Inc.	362	24
	ICF International Inc.	260	23
	CSW Industrials Inc.	307	23
*	TopBuild Corp.	188	21
	Jacobs Engineering Group Inc.	225	21
*	OSI Systems Inc.	207	21
	Badger Meter Inc.	312	19
	Forward Air Corp.	276	19
	Carlisle Cos. Inc.	117	18
*	TriNet Group Inc.	333	18
	Moog Inc. Class A	202	17
	Triumph Group Inc.	623	17
	Otter Tail Corp.	340	17
	Alamo Group Inc.	135	16
	ESCO Technologies Inc.	146	13
	John Bean Technologies Corp.	97	11
			3,270
Technology (18.7%)
	Applied Materials Inc.	5,896	341
	L3Harris Technologies Inc.	1,173	236
	Lam Research Corp.	884	236
	QUALCOMM Inc.	2,692	225
	Microsoft Corp.	1,381	209
*	ServiceNow Inc.	737	209
	Teradyne Inc.	2,306	144
*	Alteryx Inc. Class A	1,249	142
	Entegris Inc.	2,953	140
*	Rapid7 Inc.	2,313	130
*	Coupa Software Inc.	820	126
*	Five9 Inc.	1,722	117
*	Okta Inc.	900	117
*	FormFactor Inc.	4,808	111
	NXP Semiconductors NV	957	111
	Texas Instruments Inc.	898	108
	Universal Display Corp.	555	108
*	RingCentral Inc. Class A	602	104
*	LivePerson Inc.	2,396	95
*	Aspen Technology Inc.	739	93
	Intuit Inc.	338	87
*	Atlassian Corp. plc Class A	651	83
*	Paycom Software Inc.	290	80
*	Cadence Design Systems Inc.	1,121	79
*	Advanced Micro Devices Inc.	1,983	78
	Broadcom Inc.	244	77
*	MongoDB Inc.	506	75
*	Lattice Semiconductor Corp.	3,725	70
*	Avalara Inc.	894	70
*	Anaplan Inc.	1,285	69
*	Digital Turbine Inc.	7,424	66
*	Ambarella Inc.	1,167	64
*	PAR Technology Corp.	2,011	60
*	IAC/InterActiveCorp	247	55
*	MaxLinear Inc.	2,696	54
*	EPAM Systems Inc.	251	53
	Analog Devices Inc.	451	51
*	EverQuote Inc. Class A	1,443	51
*	Appfolio Inc.	447	50
*	Inphi Corp.	704	49

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
*	CACI International Inc. Class A	201	48
	Motorola Solutions Inc.	281	47
*	Telaria Inc.	5,578	47
*	Zynga Inc. Class A	7,221	45
*	ANSYS Inc.	172	44
*	PROS Holdings Inc.	694	43
*	Appian Corp. Class A	985	42
	Match Group Inc.	597	42
	KLA Corp.	254	42
*	Ceridian HCM Holding Inc.	682	41
*	VeriSign Inc.	214	41
*	Smartsheet Inc. Class A	859	41
*	Harmonic Inc.	4,903	40
*	Model N Inc.	1,321	40
	Switch Inc.	2,537	40
*	Inovalon Holdings Inc. Class A	2,173	39
*	Intelligent Systems Corp.	897	39
*	Mercury Systems Inc.	495	36
*	Novanta Inc.	384	36
*	Everbridge Inc.	384	34
*	HubSpot Inc.	217	33
*	Workiva Inc. Class A	749	32
*	Agilysys Inc.	1,258	32
*	Rogers Corp.	242	31
*	Ultra Clean Holdings Inc.	1,388	31
*	Impinj Inc.	975	31
*	Akoustis Technologies Inc.	4,022	31
	Jabil Inc.	784	30
*	Diebold Nixdorf Inc.	4,020	29
*	MACOM Technology Solutions Holdings Inc.	1,162	29
	Brooks Automation Inc.	626	28
*	Manhattan Associates Inc.	334	28
*	Q2 Holdings Inc.	325	27
*	VirnetX Holding Corp.	7,641	27
*	SPS Commerce Inc.	459	26
	CDW Corp.	183	25
*	Anterix Inc.	540	23
*	Twilio Inc. Class A	218	23
*	Inseego Corp.	3,508	22
*	Ciena Corp.	579	22
*	Diodes Inc.	474	22
*	Viavi Solutions Inc.	1,428	21
*	Blackline Inc.	384	21
*	Sanmina Corp.	612	19
*	Digimarc Corp.	597	19
*	Avid Technology Inc.	2,331	18
*	Rubicon Project Inc.	2,225	18
	Xperi Corp.	838	17
*	Bandwidth Inc. Class A	269	15
			5,980
Utilities (6.5%)
	NextEra Energy Inc.	852	199
	American Electric Power Co. Inc.	1,679	153
	American Water Works Co. Inc.	1,109	134
	Southern Co.	2,055	127
	Xcel Energy Inc.	1,967	121
	Eversource Energy	1,369	113
	American States Water Co.	1,246	106
	Hawaiian Electric Industries Inc.	2,421	106
	AT&T Inc.	2,475	93
*	T-Mobile US Inc.	1,157	91
	Ameren Corp.	1,205	90
	Sempra Energy	569	84
	DTE Energy Co.	666	83
	California Water Service Group	1,416	73
	SJW Group	787	56
	Black Hills Corp.	725	56
	Atmos Energy Corp.	471	50
*	GCI Liberty Inc. Class A	706	50
*	Evoqua Water Technologies Corp.	2,373	45
	Spire Inc.	533	41
*	Iridium Communications Inc.	1,478	35
	OGE Energy Corp.	694	29
	Chesapeake Utilities Corp.	302	28
	Middlesex Water Co.	431	27
	Entergy Corp.	207	24
*	8x8 Inc.	1,074	22
	FirstEnergy Corp.	439	21
	Portland General Electric Co.	350	19
			2,076
Total Common Stocks
(Cost $26,798)			31,837
Temporary Cash Investment (0.2%)[1]
Money Market Fund (0.2%)
[2]	Vanguard Market Liquidity Fund, 1.841% (Cost $71)	715	71
Total Investments (99.9%)
(Cost $26,869)			31,908

U.S. Momentum Factor ETF

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	1
Receivables for Accrued Income	30
Other Assets[3]	5
Total Other Assets	36
Liabilities
Payables to Vanguard	(2)
Variation Margin Payable—Futures Contracts	—
Total Liabilities	(2)
Net Assets (100%)
Applicable to 375,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	31,942
Net Asset Value Per Share	$85.18

At November 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	30,325
Total Distributable Earnings (Loss)	1,617
Net Assets	31,942

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Cash of $5,000 has been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2019	4	63	3

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF

Statement of Operations

Year Ended
November 30, 2019
($000)
Investment Income
Income
Dividends	442
Interest[1]	4
Total Income	446
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	18
Marketing and Distribution	—
Custodian Fees	5
Auditing Fees	17
Shareholders’ Reports	2
Total Expenses	42
Net Investment Income	404
Realized Net Gain (Loss)
Investment Securities Sold[1]	(2,608)
Futures Contracts	(1)
Realized Net Gain (Loss)	(2,609)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	5,801
Futures Contracts	12
Change in Unrealized Appreciation (Depreciation)	5,813
Net Increase (Decrease) in Net Assets Resulting from Operations	3,608

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,000, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF

Statement of Changes in Net Assets

		February 13,
	Year Ended	2018[1] to
	November 30,	November 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	404	134
Realized Net Gain (Loss)	(2,609)	(906)
Change in Unrealized Appreciation (Depreciation)	5,813	(771)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,608	(1,543)
Distributions
Net Investment Income	(358)	(90)
Realized Capital Gain	—	—
Total Distributions	(358)	(90)
Capital Share Transactions
Issued	4,083	34,243
Issued in Lieu of Cash Distributions	—	—
Redeemed	(8,001)	—
Net Increase (Decrease) from Capital Share Transactions	(3,918)	34,243
Total Increase (Decrease)	(668)	32,610
Net Assets
Beginning of Period	32,610	—
End of Period	31,942	32,610

1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF

Financial Highlights

	Year	Feb. 13
	Ended	2018[1] to
	Nov. 30,	Nov. 30,
For a Share Outstanding Throughout Each Period	2019	2018
Net Asset Value, Beginning of Period	$76.73	$75.00
Investment Operations
Net Investment Income[2]	.985	.538
Net Realized and Unrealized Gain (Loss) on Investments	8.336	1.489
Total from Investment Operations	9.321	2.027
Distributions
Dividends from Net Investment Income	(.871)	(.297)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.871)	(.297)
Net Asset Value, End of Period	$85.18	$76.73

Total Return	12.25%	2.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32	$33
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	1.24%	0.83%[3]
Portfolio Turnover Rate	118%	53%

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF

Notes to Financial Statements

Vanguard U.S. Momentum Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2018–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

U.S. Momentum Factor ETF

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2019, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2019, the fund had contributed to Vanguard capital in the amount of $1,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At November 30, 2019, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

U.S. Momentum Factor ETF

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	91
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(3,513)
Net Unrealized Gains (Losses)	5,039

As of November 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	26,869
Gross Unrealized Appreciation	5,555
Gross Unrealized Depreciation	(516)
Net Unrealized Appreciation (Depreciation)	5,039

E. During the year ended November 30, 2019, the fund purchased $37,935,000 of investment securities and sold $41,695,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended	February 13, 2018[1] to
	November 30, 2019	November 30, 2018
	Shares	Shares
	(000)	(000)
Issued	50	425
Issued in Lieu of Cash Distributions	—	—
Redeemed	(100)	—
Net Increase (Decrease) in Shares Outstanding	(50)	425

1 Inception.

U.S. Momentum Factor ETF

At November 30, 2019, one shareholder was the record or beneficial owner of 37% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no events or transactions occurred subsequent to November 30, 2019, that would require recognition or disclosure in these financial statements.

U.S. Multifactor ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2019 Initial

Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2019
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/13/2018)	Investment
U.S. Multifactor ETF Net Asset Value	6.46%	4.72%	$10,862
U.S. Multifactor ETF Market Price	6.48	4.75	10,868
Russell 3000 Index	15.49	11.37	12,132

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2019

		Since
	One	Inception
	Year	(2/13/2018)
U.S. Multifactor ETF Market Price	6.48%	8.68%
U.S. Multifactor ETF Net Asset Value	6.46	8.62
Russell 3000 Index	15.49	21.32

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Multifactor ETF

Sector Diversification

As of November 30, 2019

Consumer Discretionary	17.6%
Consumer Staples	5.3
Energy	3.1
Financial Services	23.4
Health Care	8.0
Materials & Processing	7.8
Producer Durables	17.8
Technology	14.8
Utilities	2.2

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided an RGS classification as of the effective reporting period.

U.S. Multifactor ETF

Financial Statements

Statement of Net Assets

As of November 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value●
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (17.6%)
	Target Corp.	12,858	1,607
	eBay Inc.	27,349	971
	Walmart Inc.	5,804	691
	Starbucks Corp.	6,829	583
	Aaron’s Inc.	9,529	557
	Rent-A-Center Inc.	21,263	554
	Estee Lauder Cos. Inc.Class A	2,319	453
	Whirlpool Corp.	3,092	443
	Costco Wholesale Corp.	1,372	411
	PulteGroup Inc.	9,680	384
	Dick’s Sporting Goods Inc.	6,951	318
*	AutoZone Inc.	260	306
*	Booking Holdings Inc.	124	236
*	Stoneridge Inc.	7,648	231
	National CineMedia Inc.	33,870	227
	Expedia Group Inc.	2,231	227
	La-Z-Boy Inc.	7,078	224
	Comcast Corp. Class A	4,774	211
	Garmin Ltd.	2,032	199
*	American Woodmark Corp.	1,817	187
	Gentex Corp.	5,835	166
	Williams-Sonoma Inc.	2,382	165
	Sonic Automotive Inc.Class A	4,916	161
	Steven Madden Ltd.	3,716	158
	Lear Corp.	1,301	157
*	Helen of Troy Ltd.	955	154
	LCI Industries	1,314	140
	General Motors Co.	3,814	137
	Winnebago Industries Inc.	2,854	136
*	Skechers U.S.A. Inc. Class A	3,361	135
*	Lululemon Athletica Inc.	595	134
*	M/I Homes Inc.	3,023	134
*	Meritor Inc.	5,136	130
*	Career Education Corp.	7,673	128
*	Altice USA Inc. Class A	4,981	127
	National Presto Industries Inc.	1,395	124
*	Sally Beauty Holdings Inc.	6,580	121
*	Beazer Homes USA Inc.	7,836	120
	Nexstar Media Group Inc. Class A	1,058	114
*	Meritage Homes Corp.	1,699	113
*	1-800-Flowers.com Inc. Class A	8,354	113
*	K12 Inc.	5,666	111
	Dine Brands Global Inc.	1,314	109
	Ethan Allen Interiors Inc.	5,983	107
	Cooper Tire & Rubber Co.	3,658	105
	Autoliv Inc.	1,283	105
	Sinclair Broadcast Group Inc. Class A	2,864	100
*	NVR Inc.	26	99
*	MSG Networks Inc.	5,779	94
*	Deckers Outdoor Corp.	555	93
*	Discovery Communications Inc. Class A	2,820	93
*	Crocs Inc.	2,613	91
	Brinker International Inc.	2,008	90
	Standard Motor Products Inc.	1,771	89
	TEGNA Inc.	5,753	88
	Johnson Outdoors Inc. Class A	1,367	88
	Scholastic Corp.	2,341	87
*	Denny’s Corp.	4,394	86
*	Genesco Inc.	2,305	86
*	Tempur Sealy International Inc.	1,005	85
	Kohl’s Corp.	1,775	83
	Cracker Barrel Old Country Store Inc.	516	79
*	Gentherm Inc.	1,842	77
	Meredith Corp.	2,192	77
	Inter Parfums Inc.	1,031	73
*	Henry Schein Inc.	1,036	71
*	Zumiez Inc.	2,313	68
	Dillard’s Inc. Class A	948	68
	Ralph Lauren Corp. Class A	630	68
	Acushnet Holdings Corp.	2,230	67
	Best Buy Co. Inc.	821	66

U.S. Multifactor ETF

			Market
			Value●
		Shares	($000)
	Macy’s Inc.	4,285	66
	Lithia Motors Inc. Class A	376	60
*	MarineMax Inc.	3,419	57
*	Adtalem Global Education Inc.	1,654	56
*	WideOpenWest Inc.	9,096	56
	Buckle Inc.	1,956	54
*	Lindblad Expeditions Holdings Inc.	3,414	53
*	Dorman Products Inc.	706	53
	Graham Holdings Co. Class B	83	52
*	Hudson Ltd. Class A	3,593	50
	Wingstop Inc.	612	49
*	Laureate Education Inc. Class A	2,815	49
	Omnicom Group Inc.	599	48
*	Sleep Number Corp.	970	47
	Yum China Holdings Inc.	1,050	47
	News Corp. Class A	3,607	46
	MDC Holdings Inc.	1,162	46
	Cato Corp. Class A	2,301	44
	John Wiley & Sons Inc. Class A	912	43
*	Regis Corp.	2,572	42
*	AutoNation Inc.	792	41
	KAR Auction Services Inc.	1,724	36
	Movado Group Inc.	1,707	33
*	AMC Networks Inc. Class A	741	29
	Big Lots Inc.	1,260	26
	Dana Inc.	1,493	25
*	American Axle & Manufacturing Holdings Inc.	1,853	18
			15,716
Consumer Staples (5.2%)
	Procter & Gamble Co.	6,106	745
	Walgreens Boots Alliance Inc.	11,357	677
	General Mills Inc.	10,166	542
	Kimberly-Clark Corp.	3,107	424
	Sysco Corp.	4,617	372
	Coca-Cola European Partners plc	4,411	223
	John B Sanfilippo & Son Inc.	1,652	161
	Tootsie Roll Industries Inc.	4,288	147
	Coca-Cola Consolidated Inc.	451	122
*	Boston Beer Co. Inc. Class A	306	118
*	Performance Food Group Co.	2,464	116
	Kroger Co.	3,927	107
	Hormel Foods Corp.	2,235	99
	Weis Markets Inc.	2,437	97
*	US Foods Holding Corp.	2,386	95
	Ingles Markets Inc. Class A	2,042	91
	Universal Corp.	1,567	82
*	Pilgrim’s Pride Corp.	2,378	75
	Casey’s General Stores Inc.	431	75
	J&J Snack Foods Corp.	382	71
	Tyson Foods Inc. Class A	728	65
	Sanderson Farms Inc.	395	65
	Hershey Co.	270	40
	JM Smucker Co.	373	39
	Flowers Foods Inc.	1,439	31
	Ingredion Inc.	260	22
			4,701
Energy (3.1%)
	ConocoPhillips	8,651	518
	Chevron Corp.	1,979	232
	DMC Global Inc.	4,768	220
	Warrior Met Coal Inc.	8,519	175
	World Fuel Services Corp.	3,703	157
	Arch Coal Inc. Class A	2,063	153
*	Matrix Service Co.	6,872	144
	Devon Energy Corp.	6,019	132
*	Talos Energy Inc.	5,393	125
	EOG Resources Inc.	1,691	120
	Solaris Oilfield Infrastructure Inc. Class A	10,800	116
*	Select Energy Services Inc. Class A	14,230	109
*	Bonanza Creek Energy Inc.	5,181	90
	CVR Energy Inc.	2,047	89
	Liberty Oilfield Services Inc. Class A	8,625	76
*	ProPetro Holding Corp.	7,999	69
	Cabot Oil & Gas Corp.	3,622	58
	Delek US Holdings Inc.	1,554	53
	Valvoline Inc.	2,071	47
	Cactus Inc. Class A	1,439	43
*	REX American Resources Corp.	258	24
			2,750
Financial Services (23.3%)
	Santander Consumer USA Holdings Inc.	46,406	1,093
	Flagstar Bancorp Inc.	22,192	827
	Citigroup Inc.	9,140	687
	Bank of America Corp.	19,440	648
	American Express Co.	5,035	605
	MetLife Inc.	12,084	603
	S&P Global Inc.	1,960	519
	Aon plc	2,406	490
	JPMorgan Chase & Co.	3,553	468
	Wells Fargo & Co.	8,302	452
	Synchrony Financial	12,023	450
	Moody’s Corp.	1,958	444
	PNC Financial Services Group Inc.	2,481	380
	Bank of Hawaii Corp.	3,703	334

U.S. Multifactor ETF

			Market
			Value•
		Shares	($000)
	American International Group Inc.	5,884	310
	M&T Bank Corp.	1,635	269
	Bank of New York Mellon Corp.	5,296	259
	Mastercard Inc. Class A	876	256
	Aflac Inc.	4,625	254
	CIT Group Inc.	5,300	241
	Popular Inc.	4,089	226
	Discover Financial Services	2,620	222
	First Citizens BancShares Inc. Class A	423	220
	Allstate Corp.	1,959	218
	Trustmark Corp.	6,247	215
*	Alleghany Corp.	270	211
	Visa Inc. Class A	1,057	195
	Radian Group Inc.	7,409	191
	MSCI Inc. Class A	733	190
	Sterling Bancorp	9,256	189
	Cathay General Bancorp	5,084	187
	South State Corp.	2,149	179
	First Hawaiian Inc.	6,258	179
	Primerica Inc.	1,332	178
	Ameriprise Financial Inc.	1,070	175
	Stifel Financial Corp.	2,706	169
*	Everi Holdings Inc.	12,400	167
	First Bancorp	4,149	162
	First BanCorp	15,171	159
	International Bancshares Corp.	3,730	158
	Great Western Bancorp Inc.	4,525	155
	Erie Indemnity Co. Class A	908	154
	Central Pacific Financial Corp.	5,250	153
	Essent Group Ltd.	2,712	148
	Nelnet Inc. Class A	2,345	148
	First Horizon National Corp.	9,187	148
	Commerce Bancshares Inc.	2,159	145
	Washington Federal Inc.	3,930	145
	Southside Bancshares Inc.	4,041	142
	Hope Bancorp Inc.	9,611	139
	Principal Financial Group Inc.	2,513	138
	Univest Financial Corp.	5,159	135
	Lakeland Financial Corp.	2,848	134
	BankUnited Inc.	3,799	133
	iStar Inc.	10,185	132
*	Credit Acceptance Corp.	306	132
	Ally Financial Inc.	4,049	129
	Assured Guaranty Ltd.	2,576	128
	First Commonwealth Financial Corp.	8,850	126
	MarketAxess Holdings Inc.	306	124
	Federated Investors Inc. Class B	3,628	122
	Renasant Corp.	3,160	112
	Western Alliance Bancorp	2,110	110
	US Bancorp	1,822	109
	Home BancShares Inc.	5,799	109
	Preferred Bank	1,977	109
*	HomeStreet Inc.	3,335	106
	NBT Bancorp Inc.	2,644	106
	TriCo Bancshares	2,698	104
	Hilltop Holdings Inc.	4,205	104
	Zions Bancorp NA	2,048	102
	1st Source Corp.	1,970	101
	EVERTEC Inc.	3,119	101
	Waddell & Reed Financial Inc. Class A	6,193	100
	Reinsurance Group of America Inc. Class A	601	99
	Meridian Bancorp Inc.	4,620	93
	KeyCorp	4,774	93
	Lincoln National Corp.	1,543	91
	Regions Financial Corp.	5,393	90
	National Western Life Group Inc. Class A	354	89
*	Athene Holding Ltd. Class A	1,978	89
	Globe Life Inc.	827	85
*	Euronet Worldwide Inc.	539	85
	T. Rowe Price Group Inc.	674	83
	New York Community Bancorp Inc.	6,939	83
	Kearny Financial Corp.	5,721	81
	Credicorp Ltd.	372	79
	Bryn Mawr Bank Corp.	1,892	74
	Origin Bancorp Inc.	2,064	74
	Safety Insurance Group Inc.	744	73
	FirstCash Inc.	895	72
	Citizens Financial Group Inc.	1,847	71
	Northern Trust Corp.	662	71
	Comerica Inc.	998	70
	Raymond James Financial Inc.	773	69
	First Foundation Inc.	4,190	69
*	Third Point Reinsurance Ltd.	7,154	68
	E*TRADE Financial Corp.	1,522	67
	Tompkins Financial Corp.	758	66
	Cohen & Steers Inc.	978	66
	ServisFirst Bancshares Inc.	1,666	61
*	CBRE Group Inc. Class A	1,054	60
	S&T Bancorp Inc.	1,549	58
	Fulton Financial Corp.	3,353	57
	Oppenheimer Holdings Inc. Class A	2,007	57
	Franklin Resources Inc.	2,043	56
	AMERISAFE Inc.	809	55
	Huntington Bancshares Inc.	3,537	53
	United Community Banks Inc.	1,676	52

U.S. Multifactor ETF

			Market
			Value•
		Shares	($000)
	AXA Equitable Holdings Inc.	2,007	50
	FactSet Research Systems Inc.	188	49
	Stewart Information Services Corp.	1,115	48
	Dime Community Bancshares Inc.	2,354	47
*	Arch Capital Group Ltd.	1,091	46
	Boston Private Financial Holdings Inc.	3,751	44
	Affiliated Managers Group Inc.	506	43
	White Mountains Insurance Group Ltd.	37	41
	Hanover Insurance Group Inc.	295	40
	FB Financial Corp.	1,035	40
	SBA Communications Corp. Class A	163	38
	Brookfield Property REIT Inc. Class A	1,979	38
	BancFirst Corp.	595	35
	Provident Financial Services Inc.	1,431	35
	Employers Holdings Inc.	740	32
	Loews Corp.	577	29
	Federal Agricultural Mortgage Corp.	120	10
			20,886
Health Care (8.0%)
	Merck & Co. Inc.	8,590	749
	Johnson & Johnson	3,570	491
	Gilead Sciences Inc.	6,891	463
	Danaher Corp.	3,044	444
*	Edwards Lifesciences Corp.	1,497	367
	STERIS plc	2,220	336
*	Biogen Inc.	1,086	326
	Amgen Inc.	1,177	276
	HCA Healthcare Inc.	1,911	265
*	Medpace Holdings Inc.	2,513	193
	Bristol-Myers Squibb Co.	2,966	169
	McKesson Corp.	1,112	161
*	Tenet Healthcare Corp.	4,549	146
*	Premier Inc. Class A	4,013	143
*	Veeva Systems Inc. Class A	949	142
*	Masimo Corp.	813	126
*	Horizon Therapeutics plc	3,446	113
*	Integer Holdings Corp.	1,410	107
*	BioSpecifics Technologies Corp.	1,936	106
*	Lantheus Holdings Inc.	5,024	105
	Atrion Corp.	149	105
*	CorVel Corp.	1,268	105
*	Eagle Pharmaceuticals Inc.	1,734	101
*	Arena Pharmaceuticals Inc.	2,092	99
*	Anika Therapeutics Inc.	1,645	95
	Dentsply Sirona Inc.	1,676	95
*	Exelixis Inc.	5,687	95
	Hill-Rom Holdings Inc.	818	88
*	Cutera Inc.	2,129	82
*	Cardiovascular Systems Inc.	1,767	80
*	Corcept Therapeutics Inc.	6,073	78
	Chemed Corp.	179	77
*	Magellan Health Inc.	925	72
*	ANI Pharmaceuticals Inc.	1,148	71
*	Hologic Inc.	1,308	67
*	Jazz Pharmaceuticals plc	441	67
	Patterson Cos. Inc.	3,372	66
	Cooper Cos. Inc.	205	64
	Bruker Corp.	1,064	54
*	NextGen Healthcare Inc.	2,770	51
*	DaVita Inc.	632	45
	Cardinal Health Inc.	818	45
*	Alexion Pharmaceuticals Inc.	369	42
	AmerisourceBergen Corp. Class A	478	42
*	Haemonetics Corp.	318	38
	Computer Programs & Systems Inc.	1,373	36
	Universal Health Services Inc. Class B	260	36
*	HMS Holdings Corp.	1,110	33
			7,157
Materials & Processing (7.7%)
	Reliance Steel & Aluminum Co.	5,248	619
*	BMC Stock Holdings Inc.	17,804	527
*	Builders FirstSource Inc.	17,012	432
*	Foundation Building Materials Inc.	17,080	349
	Air Products & Chemicals
	Inc.	1,156	273
	Sonoco Products Co.	4,000	242
	Simpson Manufacturing Co. Inc.	2,941	239
	Materion Corp.	3,608	212
	Ball Corp.	3,140	208
*	Crown Holdings Inc.	2,566	195
*	JELD-WEN Holding Inc.	8,238	188
	Advanced Drainage Systems Inc.	4,748	181
*	Rexnord Corp.	5,509	174
	Universal Forest Products Inc.	3,364	167
	Timken Co.	2,989	157
	Owens Corning	2,301	154
	DuPont de Nemours Inc.	2,210	143
	Ingersoll-Rand plc	1,023	134
	Armstrong World Industries Inc.	1,379	132

U.S. Multifactor ETF

			Market
			Value●
		Shares	($000)
	CF Industries Holdings Inc.	2,699	125
	Quanex Building Products Corp.	6,221	121
	FMC Corp.	1,217	119
*	Trex Co. Inc.	1,384	119
	Scotts Miracle-Gro Co.	1,171	118
*	Beacon Roofing Supply Inc.	3,825	113
	Acuity Brands Inc.	857	112
	Innospec Inc.	1,115	110
	Huntsman Corp.	4,599	104
	Louisiana-Pacific Corp.	3,405	101
	Domtar Corp.	2,434	91
	Stepan Co.	757	73
	Kronos Worldwide Inc.	4,934	68
*	AdvanSix Inc.	3,342	68
	Schnitzer Steel Industries Inc.	3,125	67
	Belden Inc.	1,197	64
	AAON Inc.	1,294	64
*	Gibraltar Industries Inc.	1,014	53
*	Installed Building Products Inc.	729	52
	Nucor Corp.	926	52
	Fastenal Co.	1,334	47
	Schweitzer-Mauduit International Inc.	1,060	47
	Silgan Holdings Inc.	1,477	46
	Apogee Enterprises Inc.	1,171	45
	International Paper Co.	901	42
	Steel Dynamics Inc.	1,191	40
	Ecolab Inc.	208	39
	Royal Gold Inc.	329	39
	Sealed Air Corp.	992	38
	Boise Cascade Co.	961	37
			6,940
Producer Durables (17.8%)
	Johnson Controls International plc	13,531	580
	Delta Air Lines Inc.	9,727	557
	Southwest Airlines Co.	9,361	540
	Accenture plc Class A	2,538	511
	Oshkosh Corp.	4,950	448
*	MasTec Inc.	6,203	411
	Dover Corp.	2,819	314
	Lockheed Martin Corp.	803	314
*	FTI Consulting Inc.	2,827	308
*	United Airlines Holdings Inc.	2,881	267
	Eaton Corp. plc	2,777	257
	Honeywell International Inc.	1,410	252
*	Great Lakes Dredge & Dock Corp.	23,554	252
	Brady Corp. Class A	4,399	251
*	TriNet Group Inc.	4,526	248
	Alaska Air Group Inc.	3,475	240
*	Teledyne Technologies Inc.	658	225
	Illinois Tool Works Inc.	1,271	222
	UniFirst Corp.	1,069	220
*	Zebra Technologies Corp.	836	210
	Arconic Inc.	6,543	203
	Snap-on Inc.	1,243	199
	Kforce Inc.	4,984	197
	ITT Inc.	2,721	190
	Werner Enterprises Inc.	5,038	185
	Federal Signal Corp.	5,583	184
	MAXIMUS Inc.	2,385	178
	Allison Transmission Holdings Inc.	3,481	168
	Jacobs Engineering Group Inc.	1,771	163
	AGCO Corp.	2,087	163
*	Dorian LPG Ltd.	11,075	159
	Exponent Inc.	2,492	158
	CSW Industrials Inc.	2,137	158
	ManpowerGroup Inc.	1,688	156
*	Echo Global Logistics Inc.	7,738	155
	EnPro Industries Inc.	2,253	150
	Northrop Grumman Corp.	422	148
	Xerox Holdings Corp.	3,785	147
	Encore Wire Corp.	2,521	147
	PACCAR Inc.	1,807	147
	Republic Services Inc. Class A	1,655	147
	Knight-Swift Transportation Holdings Inc.	3,807	141
*	United Rentals Inc.	917	140
	Cummins Inc.	763	140
	Columbus McKinnon Corp.	3,343	137
	Moog Inc. Class A	1,595	137
	Parker-Hannifin Corp.	676	134
	Kennametal Inc.	3,598	125
*	Gardner Denver Holdings Inc.	3,663	124
*	TopBuild Corp.	1,105	122
	SkyWest Inc.	1,896	119
	DHT Holdings Inc.	16,008	117
	Korn Ferry	2,965	116
*	WESCO International Inc.	2,183	115
	Mesa Laboratories Inc.	483	113
	Regal Beloit Corp.	1,375	112
*	Allegheny Technologies Inc.	4,752	110
*	Atkore International Group Inc.	2,614	109
*	Keysight Technologies Inc.	1,018	109
	HEICO Corp.	834	108
	Heartland Express Inc.	5,020	107
	Spirit AeroSystems Holdings Inc. Class A	1,228	107
*	Astronics Corp.	3,651	106

U.S. Multifactor ETF

			Market
			Value●
		Shares	($000)
	Albany International Corp. Class A	1,225	102
	Schneider National Inc. Class B	4,377	100
	IDEX Corp.	570	93
	Watts Water Technologies Inc. Class A	949	92
	Carlisle Cos. Inc.	572	89
*	Napco Security Technologies Inc.	2,843	89
	Wabash National Corp.	5,551	87
	Hubbell Inc. Class B	591	87
	Steelcase Inc. Class A	4,642	84
*	TriMas Corp.	2,642	82
	Herman Miller Inc.	1,693	81
*	Sykes Enterprises Inc.	2,285	80
*	Casella Waste Systems Inc. Class A	1,648	77
*	Aegion Corp. Class A	3,449	75
*	JetBlue Airways Corp.	3,768	73
*	TrueBlue Inc.	3,087	72
	Forward Air Corp.	1,013	71
	Triton International Ltd.	1,803	68
*	Blue Bird Corp.	3,317	67
	Franklin Electric Co. Inc.	1,174	65
	Booz Allen Hamilton Holding Corp. Class A	882	64
	Robert Half International Inc.	1,094	64
	MSC Industrial Direct Co. Inc. Class A	842	62
	MSA Safety Inc.	498	62
	Kelly Services Inc. Class A	2,713	59
	ESCO Technologies Inc.	659	58
	McGrath RentCorp	785	58
*	Hub Group Inc. Class A	1,115	57
	AAR Corp.	1,264	56
	Badger Meter Inc.	896	56
	HNI Corp.	1,380	54
	Marten Transport Ltd.	2,551	54
*	Aerojet Rocketdyne Holdings Inc.	1,218	54
	ACCO Brands Corp.	5,663	52
*	Advanced Energy Industries Inc.	756	49
*	OSI Systems Inc.	479	48
	Ennis Inc.	2,304	48
	Huntington Ingalls Industries Inc.	187	47
	Tetra Tech Inc.	524	46
	Copa Holdings SA Class A	431	45
	Scorpio Tankers Inc.	1,296	45
	Hillenbrand Inc.	1,356	43
	Heidrick & Struggles International Inc.	1,286	40
	Barrett Business Services Inc.	451	40
*	Modine Manufacturing Co.	5,327	40
*	MYR Group Inc.	1,148	39
	TTEC Holdings Inc.	839	39
	Alamo Group Inc.	317	36
	Graco Inc.	641	31
	ABM Industries Inc.	743	28
*	Navistar International Corp.	561	18
			15,903
Technology (14.7%)
	Intel Corp.	15,004	871
	NXP Semiconductors NV	5,746	664
	Applied Materials Inc.	10,476	607
	QUALCOMM Inc.	6,844	572
*	Micron Technology Inc.	11,660	554
*	Facebook Inc. Class A	2,624	529
	TE Connectivity Ltd.	5,284	490
	Texas Instruments Inc.	3,846	462
	Jabil Inc.	11,282	438
	Lam Research Corp.	1,640	438
	Cisco Systems Inc.	9,465	429
*	Diodes Inc.	8,207	379
*	Qorvo Inc.	3,156	329
*	Amkor Technology Inc.	24,949	302
	Hewlett Packard Enterprise Co.	18,800	298
*	Insight Enterprises Inc.	4,144	272
*	Paycom Software Inc.	950	263
	Intuit Inc.	935	242
	j2 Global Inc.	2,437	236
	Avnet Inc.	5,714	232
	Vishay Intertechnology Inc.	10,824	215
*	Check Point Software Technologies Ltd.	1,624	191
*	Cirrus Logic Inc.	2,646	190
	Seagate Technology plc	3,167	189
	PC Connection Inc.	3,680	182
*	Yandex NV Class A	4,122	173
	NortonLifeLock Inc.	6,927	172
	AVX Corp.	8,284	169
*	Coherent Inc.	1,092	165
	NetApp Inc.	2,612	158
*	Photronics Inc.	12,697	149
	Xperi Corp.	7,373	146
*	Manhattan Associates Inc.	1,738	145
	VMware Inc. Class A	889	138
*	Lattice Semiconductor Corp.	7,146	135
*	Fabrinet	2,219	134
*	Cadence Design Systems Inc.	1,816	128
*	Akamai Technologies Inc.	1,433	125
	Teradyne Inc.	1,949	122
*	NCR Corp.	3,581	118
*	Perficient Inc.	2,755	116

U.S. Multifactor ETF

			Market
			Value●
		Shares	($000)
	Match Group Inc.	1,574	111
*	F5 Networks Inc.	753	110
*	Ciena Corp.	2,876	109
*	Flex Ltd.	9,019	107
	CDW Corp.	639	86
	Xilinx Inc.	825	77
	NIC Inc.	3,367	76
*	Onto Innovation Inc.	2,247	75
*	FormFactor Inc.	3,056	71
*	Sanmina Corp.	2,170	69
*	Appfolio Inc.	579	65
*	Stratasys Ltd.	3,514	65
	Apple Inc.	218	58
*	Knowles Corp.	2,604	57
	Motorola Solutions Inc.	315	53
*	Mitek Systems Inc.	6,079	43
*	Verra Mobility Corp. Class A	2,685	40
*	NETGEAR Inc.	1,212	30
	Skyworks Solutions Inc.	243	24
			13,193
Utilities (2.2%)
	Southern Co.	7,705	478
	AT&T Inc.	12,763	477
	Portland General Electric Co.	4,478	248
	Verizon Communications Inc.	3,933	237
	Hawaiian Electric Industries Inc.	4,580	200
	Ameren Corp.	1,591	118
	FirstEnergy Corp.	2,257	108
	Pinnacle West Capital Corp.	780	68
			1,934

Total Common Stocks
(Cost $82,132)		89,180
Temporary Cash Investment (0.2%)[1]
Money Market Fund (0.2%)
[2] Vanguard Market Liquidity Fund, 1.841% (Cost $221)	2,206	221
Total Investments (99.8%)
(Cost $82,353)		89,401

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	4
Receivables for Accrued Income	139
Other Assets[3]	10
Total Other Assets	153
Liabilities
Payables for Investment Securities Purchased	(1)
Payables to Vanguard	(7)
Variation Margin Payable—Futures Contracts	(1)
Total Liabilities	(9)
Net Assets (100%)
Applicable to 1,125,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	89,545
Net Asset Value Per Share	$79.60

At November 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	89,308
Total Distributable Earnings (Loss)	237
Net Assets	89,545

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.0%, respectively, of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Cash of $9,000 has been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

U.S. Multifactor ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
					($000)
					Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini Russell 2000 Index	December 2019	2		162	7
Micro E-mini S&P 500 Index	December 2019	4		63	3
					10

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF

Statement of Operations

Year Ended
November 30, 2019
($000)
Investment Income
Income
Dividends	1,601
Interest[1]	7
Total Income	1,608
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	127
Marketing and Distribution	—
Custodian Fees	4
Auditing Fees	17
Shareholders’ Reports	3
Total Expenses	151
Expenses Paid Indirectly	(4)
Net Expenses	147
Net Investment Income	1,461
Realized Net Gain (Loss)
Investment Securities Sold[1]	(5,768)
Futures Contracts	17
Realized Net Gain (Loss)	(5,751)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	9,353
Futures Contracts	11
Change in Unrealized Appreciation (Depreciation)	9,364
Net Increase (Decrease) in Net Assets Resulting from Operations	5,074

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $7,000, $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF

Statement of Changes in Net Assets

		February 13,
	Year Ended	2018[1] to
	November 30,	November 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,461	603
Realized Net Gain (Loss)	(5,751)	(1,399)
Change in Unrealized Appreciation (Depreciation)	9,364	(2,306)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,074	(3,102)
Distributions
Net Investment Income	(1,366)	(369)
Realized Capital Gain	—	—
Total Distributions	(1,366)	(369)
Capital Share Transactions
Issued	17,158	83,259
Issued in Lieu of Cash Distributions	—	—
Redeemed	(7,392)	(3,717)
Net Increase (Decrease) from Capital Share Transactions	9,766	79,542
Total Increase (Decrease)	13,474	76,071
Net Assets
Beginning of Period	76,071	—
End of Period	89,545	76,071

1  Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF

Financial Highlights

	Year	Feb. 13,
	Ended	2018[1] to
	Nov. 30,	Nov. 30,
For a Share Outstanding Throughout Each Period	2019	2018
Net Asset Value, Beginning of Period	$76.07	$75.00
Investment Operations
Net Investment Income[2]	1.340	1.007
Net Realized and Unrealized Gain (Loss) on Investments	3.458	.543
Total from Investment Operations	4.798	1.550
Distributions
Dividends from Net Investment Income	(1.268)	(.480)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.268)	(.480)
Net Asset Value, End of Period	$79.60	$76.07

Total Return	6.46%	2.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$90	$76
Ratio of Total Expenses to Average Net Assets	0.19%[3]	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	1.79%	1.59%[4]
Portfolio Turnover Rate	98%	64%

1       Inception.

2       Calculated based on average shares outstanding.

3       The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.18%.

4       Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF

Notes to Financial Statements

Vanguard U.S. Multifactor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker.

A.    The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2018–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

U.S. Multifactor ETF

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2019, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.       In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2019, the fund had contributed to Vanguard capital in the amount of $4,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.       The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2019, custodian fee offset arrangements reduced the fund’s expenses by $4,000 (an annual rate of 0.01% of average net assets).

D.       Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

U.S. Multifactor ETF

At November 30, 2019, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

E.       Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	329
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(7,140)
Net Unrealized Gains (Losses)	7,048

As of November 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	82,353
Gross Unrealized Appreciation	10,082
Gross Unrealized Depreciation	(3,034)
Net Unrealized Appreciation (Depreciation)	7,048

F.       During the year ended November 30, 2019, the fund purchased $89,779,000 of investment securities and sold $79,743,000 of investment securities, other than temporary cash investments.

G.       Capital shares issued and redeemed were:

	Year Ended	February 13, 2018[1] to
	November 30, 2019	November 30, 2018
	Shares	Shares
	(000)	(000)
Issued	225	1,050
Issued in Lieu of Cash Distributions	—	—
Redeemed	(100)	(50)
Net Increase (Decrease) in Shares Outstanding	125	1,000

1    Inception.

U.S. Multifactor ETF

H.       Management has determined that no events or transactions occurred subsequent to November 30, 2019, that would require recognition or disclosure in these financial statements.

U.S. Quality Factor ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2019
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/13/2018)	Investment
U.S. Quality Factor ETF Net Asset Value	8.75%	7.97%	$11,475
U.S. Quality Factor ETF Market Price	8.76	7.98	11,478
Russell 3000 Index	15.49	11.37	12,132

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2019

		Since
	One	Inception
	Year	(2/13/2018)
U.S. Quality Factor ETF Market Price	8.76%	14.78%
U.S. Quality Factor ETF Net Asset Value	8.75	14.75
Russell 3000 Index	15.49	21.32

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Quality Factor ETF

Sector Diversification

As of November 30, 2019

Consumer Discretionary	17.2%
Consumer Staples	5.7
Energy	2.7
Financial Services	21.2
Health Care	14.1
Materials & Processing	4.0
Producer Durables	17.7
Technology	17.3
Utilities	0.1

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided an RGS classification as of the effective reporting period.

U.S. Quality Factor ETF

Financial Statements

Statement of Net Assets

As of November 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.3%)[1]
Consumer Discretionary (17.0%)
	Estee Lauder Cos. Inc. Class A	1,219	238
	Costco Wholesale Corp.	788	236
	Starbucks Corp.	2,347	201
*	Booking Holdings Inc.	105	200
	NIKE Inc. Class B	2,130	199
	Target Corp.	1,523	190
	VF Corp.	1,677	148
	eBay Inc.	3,167	112
	Walmart Inc.	812	97
	Ross Stores Inc.	795	92
*	Lululemon Athletica Inc.	301	68
	Best Buy Co. Inc.	614	50
*	Henry Schein Inc.	657	45
	Lowe’s Cos. Inc.	384	45
	Gentex Corp.	1,486	42
	New York Times Co. Class A	1,284	41
	Johnson Outdoors Inc. Class A	638	41
	Garmin Ltd.	415	41
*	Gentherm Inc.	964	40
*	Ascena Retail Group Inc.	87,904	40
*	NVR Inc.	10	38
	Steven Madden Ltd.	874	37
	Ethan Allen Interiors Inc.	2,024	36
	Scholastic Corp.	928	34
	Autoliv Inc.	413	34
	GameStop Corp. Class A	5,169	33
*	Helen of Troy Ltd.	198	32
*	Crocs Inc.	905	32
*	Meritor Inc.	1,209	31
	Acushnet Holdings Corp.	991	30
	PriceSmart Inc.	394	29
*	Career Education Corp.	1,741	29
*	Shutterstock Inc.	668	28
	Expedia Group Inc.	271	28
*	Cavco Industries Inc.	136	27
*	Trade Desk Inc. Class A	103	27
*	1-800-Flowers.com Inc. Class A	1,963	26
*	American Public Education Inc.	1,047	26
	TripAdvisor Inc.	897	25
	Dillard’s Inc. Class A	353	25
*	Stamps.com Inc.	289	25
	Standard Motor Products Inc.	491	25
*	Stoneridge Inc.	777	23
	Genuine Parts Co.	221	23
	Lear Corp.	191	23
*	Discovery Communications Inc. Class A	693	23
*	Dorman Products Inc.	307	23
*	Liberty TripAdvisor Holdings Inc. Class A	3,253	23
	Cracker Barrel Old Country Store Inc.	142	22
*	Ulta Beauty Inc.	89	21
	Inter Parfums Inc.	293	21
	Tapestry Inc.	759	20
*	Stitch Fix Inc. Class A	834	20
*	Skechers U.S.A. Inc. Class A	480	19
	Rent-A-Center Inc.	729	19
	Haverty Furniture Cos. Inc.	922	19
	Core-Mark Holding Co. Inc.	679	18
	Aaron’s Inc.	313	18
*	Universal Electronics Inc.	322	18
	Buckle Inc.	631	18
	Hasbro Inc.	172	17
*	K12 Inc.	843	17
*	Sonos Inc.	1,183	16
*	Tempur Sealy International Inc.	185	16
	La-Z-Boy Inc.	476	15
*	elf Beauty Inc.	896	15
	National Presto Industries Inc.	164	15
	LCI Industries	133	14
*	Urban Outfitters Inc.	543	14
	Children’s Place Inc.	190	14
*	Lumber Liquidators Holdings Inc.	1,535	14
*	ZAGG Inc.	1,775	14
*	Under Armour Inc. Class A	705	13
*	American Woodmark Corp.	128	13

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
	PulteGroup Inc.	330	13
	BorgWarner Inc.	306	13
*	Murphy USA Inc.	109	13
*	Fossil Group Inc.	1,646	12
*	Visteon Corp.	128	12
	Meredith Corp.	340	12
*	Fox Factory Holding Corp.	169	11
*	Funko Inc. Class A	777	11
*	Adtalem Global Education Inc.	319	11
	John Wiley & Sons Inc. Class A	226	11
	Cooper Tire & Rubber Co.	342	10
	Movado Group Inc.	436	9
	Winnebago Industries Inc.	175	8
*	Care.com Inc.	643	8
	Macy’s Inc.	515	8
	Big Lots Inc.	346	7
	Columbia Sportswear Co.	66	6
*	Regis Corp.	378	6
	Nordstrom Inc.	152	6
			3,588
Consumer Staples (5.7%)
*	Monster Beverage Corp.	3,864	231
	Walgreens Boots Alliance Inc.	2,825	168
	Sysco Corp.	2,015	162
	Procter & Gamble Co.	513	63
*	National Beverage Corp.	1,178	59
*	Performance Food Group Co.	852	40
	PetMed Express Inc.	1,734	40
	Nu Skin Enterprises Inc.Class A	1,031	39
*	Boston Beer Co. Inc. Class A	89	34
*	USANA Health Sciences Inc.	431	32
	Cal-Maine Foods Inc.	727	32
	Kroger Co.	1,111	30
	J&J Snack Foods Corp.	160	30
	WD-40 Co.	149	29
	Lancaster Colony Corp.	177	28
	Weis Markets Inc.	664	26
	Tootsie Roll Industries Inc.	687	24
*	Freshpet Inc.	393	21
	Ingredion Inc.	246	20
	John B Sanfilippo & Son Inc.	189	19
	Hormel Foods Corp.	338	15
	Coca-Cola Consolidated Inc.	53	14
	Calavo Growers Inc.	147	13
	Casey’s General Stores Inc.	73	13
	Medifast Inc.	130	11
	SpartanNash Co.	457	6
			1,199
Energy (2.7%)
	ConocoPhillips	1,863	112
	EOG Resources Inc.	934	66
	Devon Energy Corp.	2,030	44
*	Talos Energy Inc.	1,496	35
	Cactus Inc. Class A	1,080	33
	Chevron Corp.	274	32
	NexTier Oilfield Solutions Inc.	6,551	31
	Arch Coal Inc. Class A	412	30
	DMC Global Inc.	598	28
	Solaris Oilfield Infrastructure Inc. Class A	2,166	23
	Cabot Oil & Gas Corp.	1,166	19
*	ProPetro Holding Corp.	2,153	18
*	Matrix Service Co.	671	14
*	FTS International Inc.	12,743	13
*	Apergy Corp.	508	13
*	NOW Inc.	1,145	13
	Liberty Oilfield Services Inc. Class A	1,443	13
	Warrior Met Coal Inc.	371	8
*	W&T Offshore Inc.	1,690	7
*	SandRidge Energy Inc.	1,324	4
*	Southwestern Energy Co.	2,328	4
	Peabody Energy Corp.	368	4
			564
Financial Services (21.0%)
	Wells Fargo & Co.	3,375	184
	S&P Global Inc.	682	181
	Moody’s Corp.	766	174
	American Express Co.	1,279	154
	Aon plc	748	152
	Bank of New York Mellon Corp.	2,887	141
	JPMorgan Chase & Co.	683	90
	Mastercard Inc. Class A	283	83
	Western Alliance Bancorp	1,430	75
	Raymond James Financial Inc.	824	74
	MSCI Inc. Class A	279	72
	Bank of Hawaii Corp.	801	72
	Citizens Financial Group Inc.	1,717	66
	Regions Financial Corp.	3,768	63
	First Citizens BancShares Inc. Class A	114	59
	Meridian Bancorp Inc.	2,899	58
	Lazard Ltd. Class A	1,491	58
	Discover Financial Services	642	54
	LPL Financial Holdings Inc.	575	53
	Ameriprise Financial Inc.	323	53
	Trustmark Corp.	1,511	52
	Comerica Inc.	736	52
	NBT Bancorp Inc.	1,248	50
	Eaton Vance Corp.	999	47
	Flagstar Bancorp Inc.	1,255	47
*	Axos Financial Inc.	1,534	45
	Bank of NT Butterfield & Son Ltd.	1,260	44
	Walker & Dunlop Inc.	645	42
*	SVB Financial Group	179	41

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
*	Curo Group Holdings Corp.	3,004	41
	Santander Consumer USA Holdings Inc.	1,731	41
	Waddell & Reed Financial Inc. Class A	2,498	40
	Meta Financial Group Inc.	1,128	40
	Synchrony Financial	1,054	39
	BankUnited Inc.	1,124	39
	Navient Corp.	2,635	38
	PacWest Bancorp	1,010	38
	Hanmi Financial Corp.	1,897	37
	FactSet Research Systems Inc.	142	37
	Evercore Inc. Class A	474	37
	Independent Bank Corp.	1,617	36
*	Customers Bancorp Inc.	1,498	35
	Commerce Bancshares Inc.	521	35
*	Paysign Inc.	3,397	35
	Brightsphere Investment Group Inc.	3,618	35
	Central Pacific Financial Corp.	1,190	35
	Affiliated Managers Group Inc.	400	34
*	Credit Acceptance Corp.	79	34
	CNO Financial Group Inc.	1,692	31
	SEI Investments Co.	471	30
	HCI Group Inc.	649	30
	Credicorp Ltd.	142	30
	Artisan Partners Asset Management Inc. Class A	984	29
	BancFirst Corp.	469	28
	M&T Bank Corp.	162	27
	T. Rowe Price Group Inc.	215	27
	Erie Indemnity Co. Class A	156	26
	MarketAxess Holdings Inc.	65	26
	Nelnet Inc. Class A	416	26
	Jack Henry & Associates Inc.	169	26
	Federated Investors Inc. Class B	764	26
	FirstCash Inc.	316	26
	Primerica Inc.	190	25
	Cohen & Steers Inc.	365	25
	Preferred Bank	440	24
	E*TRADE Financial Corp.	542	24
*	Enova International Inc.	1,036	24
	MGIC Investment Corp.	1,630	23
	Diamond Hill Investment Group Inc.	171	23
	BGC Partners Inc. Class A	3,925	23
	KeyCorp	1,152	22
	Realogy Holdings Corp.	2,133	22
	Greenhill & Co. Inc.	1,298	22
	South State Corp.	258	21
	First Horizon National Corp.	1,308	21
*	HomeStreet Inc.	636	20
	Eagle Bancorp Inc.	456	20
	Zions Bancorp NA	406	20
	Lincoln National Corp.	336	20
	First Commonwealth Financial Corp.	1,393	20
	Brookline Bancorp Inc.	1,232	20
*	Cardtronics plc Class A	468	20
	Bryn Mawr Bank Corp.	500	20
	FB Financial Corp.	507	20
	Lakeland Financial Corp.	412	19
*	Health Insurance Innovations Inc. Class A	1,073	19
	Employers Holdings Inc.	445	19
	Universal Insurance Holdings Inc.	655	19
	AMERISAFE Inc.	277	19
	Alexander’s Inc.	57	19
	Banc of California Inc.	1,186	18
	Dime Community Bancshares Inc.	874	18
	Cullen/Frost Bankers Inc.	186	17
	Popular Inc.	313	17
	Tompkins Financial Corp.	194	17
*	Donnelley Financial Solutions Inc.	1,673	17
	CIT Group Inc.	368	17
	1st Source Corp.	322	17
	CoreCivic Inc.	1,002	15
	Franklin Resources Inc.	552	15
*	Green Dot Corp. Class A	628	15
	Cathay General Bancorp	393	14
	Washington Federal Inc.	390	14
	Virtus Investment Partners Inc.	118	14
	Northern Trust Corp.	123	13
	RMR Group Inc. Class A	275	13
	International Bancshares Corp.	300	13
	Federal Agricultural Mortgage Corp.	153	13
	Ryman Hospitality Properties Inc.	142	13
	Broadridge Financial Solutions Inc.	100	12
	Boston Private Financial Holdings Inc.	1,038	12
	S&T Bancorp Inc.	318	12
	ServisFirst Bancshares Inc.	324	12
	GEO Group Inc.	839	12
	Huntington Bancshares Inc.	749	11
	Ally Financial Inc.	347	11
	Hope Bancorp Inc.	629	9
*	Marcus & Millichap Inc.	161	6
	Great Western Bancorp Inc.	155	5
	Fulton Financial Corp.	310	5
	Provident Financial Services Inc.	204	5
			4,425

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
Health Care (14.0%)
	Eli Lilly & Co.	1,829	215
*	Edwards Lifesciences Corp.	875	214
*	Biogen Inc.	659	198
	Merck & Co. Inc.	2,145	187
	Johnson & Johnson	1,288	177
	Bristol-Myers Squibb Co.	2,869	163
	Amgen Inc.	560	131
	Pfizer Inc.	2,245	86
*	Masimo Corp.	520	81
*	Collegium Pharmaceutical Inc.	2,865	62
*	Arrowhead Pharmaceuticals Inc.	759	55
	Chemed Corp.	109	47
*	Cutera Inc.	1,189	46
	Cerner Corp.	626	45
*	Corcept Therapeutics Inc.	3,268	42
*	Incyte Corp.	440	41
*	Align Technology Inc.	149	41
	ResMed Inc.	268	40
*	Eagle Pharmaceuticals Inc.	664	39
*	Veeva Systems Inc. Class A	251	37
*	Haemonetics Corp.	299	36
*	Anika Therapeutics Inc.	585	34
	Bruker Corp.	644	33
	Patterson Cos. Inc.	1,594	31
*	Exelixis Inc.	1,787	30
*	Jazz Pharmaceuticals plc	194	29
*	CorVel Corp.	334	28
*	NuVasive Inc.	369	27
*	BioSpecifics Technologies Corp.	483	27
*	Medpace Holdings Inc.	341	26
	LeMaitre Vascular Inc.	715	25
*	Neogen Corp.	373	25
*	Surmodics Inc.	600	25
	Cardinal Health Inc.	447	25
*	Globus Medical Inc.	433	24
*	Enanta Pharmaceuticals Inc.	374	24
*	ABIOMED Inc.	121	24
	Gilead Sciences Inc.	345	23
*	Alkermes plc	1,086	23
*	LivaNova plc	259	22
*	NextGen Healthcare Inc.	1,124	21
*	Tactile Systems Technology Inc.	315	20
*	Cardiovascular Systems Inc.	442	20
*	Vanda Pharmaceuticals Inc.	1,194	20
*	Quidel Corp.	277	19
	Dentsply Sirona Inc.	334	19
	West Pharmaceutical Services Inc.	125	18
*	STAAR Surgical Co.	492	18
	McKesson Corp.	120	17
*	HMS Holdings Corp.	562	17
*	Esperion Therapeutics Inc.	322	17
*	Arena Pharmaceuticals Inc.	342	16
*	Inogen Inc.	220	16
	Cantel Medical Corp.	200	15
*	ANI Pharmaceuticals Inc.	241	15
*	Natus Medical Inc.	457	15
	AmerisourceBergen Corp. Class A	161	14
*	Catalyst Pharmaceuticals Inc.	2,987	14
*	United Therapeutics Corp.	143	13
*	Molina Healthcare Inc.	97	13
*	BioTelemetry Inc.	282	13
*	Varian Medical Systems Inc.	97	13
*	Orthofix Medical Inc.	279	13
*	OraSure Technologies Inc.	1,549	13
	Atrion Corp.	16	11
*	Lannett Co. Inc.	1,278	11
	Meridian Bioscience Inc.	1,147	11
*	Lantheus Holdings Inc.	466	10
	STERIS plc	58	9
*	Amneal Pharmaceuticals Inc.	2,167	8
*	Intersect ENT Inc.	324	7
*	AMN Healthcare Services Inc.	113	7
*	Amphastar Pharmaceuticals Inc.	328	6
*	Assertio Therapeutics Inc.	4,500	3
			2,960
Materials & Processing (4.0%)
*	BMC Stock Holdings Inc.	2,783	82
*	Trex Co. Inc.	581	50
	Acuity Brands Inc.	344	45
	Fastenal Co.	1,228	44
	PolyOne Corp.	1,318	41
*	Verso Corp.	2,054	38
	Boise Cascade Co.	938	36
	Kronos Worldwide Inc.	2,528	35
	Nucor Corp.	576	32
	Chase Corp.	275	32
	Watsco Inc.	181	32
	Materion Corp.	480	28
	Louisiana-Pacific Corp.	940	28
	Quanex Building Products Corp.	1,383	27
	Huntsman Corp.	1,178	27
*	Alcoa Corp.	1,171	24
	Domtar Corp.	603	22
*	RBC Bearings Inc.	126	21
	Quaker Chemical Corp.	133	20
	Innospec Inc.	199	20
	Apogee Enterprises Inc.	503	19
*	Builders FirstSource Inc.	754	19

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
	Advanced Drainage Systems Inc.	471	18
	Myers Industries Inc.	1,067	18
	Freeport-McMoRan Inc.	1,277	14
	AAON Inc.	230	11
	Reliance Steel & Aluminum Co.	93	11
	Stepan Co.	104	10
	Simpson Manufacturing Co. Inc.	119	10
	Schnitzer Steel Industries Inc.	447	10
	Comfort Systems USA Inc.	154	8
	Neenah Inc.	105	8
	Packaging Corp. of America	52	6
			846
Producer Durables (17.6%)
	Accenture plc Class A	791	159
	Southwest Airlines Co.	2,612	151
	Boeing Co.	403	148
	Illinois Tool Works Inc.	833	145
	Paychex Inc.	1,505	130
	Emerson Electric Co.	1,439	106
	AO Smith Corp.	1,658	80
	MSA Safety Inc.	643	80
	Automatic Data Processing Inc.	448	76
	Avery Dennison Corp.	538	70
	CSW Industrials Inc.	936	69
	Honeywell International Inc.	381	68
	Schneider National Inc. Class B	2,953	67
	Nordson Corp.	404	67
	Mesa Laboratories Inc.	282	66
	AGCO Corp.	728	57
	Rockwell Automation Inc.	255	50
	Kaman Corp.	779	49
	MAXIMUS Inc.	581	43
*	TriNet Group Inc.	765	42
	Curtiss-Wright Corp.	293	40
	Robert Half International Inc.	689	40
	Landstar System Inc.	358	40
	MSC Industrial Direct Co. Inc. Class A	535	39
	Astec Industries Inc.	1,042	39
	Toro Co.	484	38
	Dover Corp.	336	37
*	Vicor Corp.	904	37
*	Waters Corp.	167	37
	Kforce Inc.	900	36
	ManpowerGroup Inc.	371	34
	Franklin Electric Co. Inc.	602	33
*	WESCO International Inc.	614	32
	Expeditors International of Washington Inc.	432	32
	ArcBest Corp.	1,104	32
	WW Grainger Inc.	100	32
*	Sykes Enterprises Inc.	881	31
	Rollins Inc.	861	31
	Snap-on Inc.	185	30
	National Instruments Corp.	683	29
	Encore Wire Corp.	492	29
	IDEX Corp.	171	28
	Lincoln Electric Holdings Inc.	297	27
	Graco Inc.	556	27
	Healthcare Services Group Inc.	1,068	27
	Forward Air Corp.	383	27
*	Napco Security Technologies Inc.	855	27
	Old Dominion Freight Line Inc.	138	26
*	Zebra Technologies Corp.	103	26
	AAR Corp.	561	25
	Insperity Inc.	322	25
	Marten Transport Ltd.	1,178	25
	Oshkosh Corp.	275	25
	Tetra Tech Inc.	281	25
*	Proto Labs Inc.	256	25
	CH Robinson Worldwide Inc.	321	25
	Tennant Co.	328	24
*	Teledyne Technologies Inc.	70	24
	EMCOR Group Inc.	269	24
	Kennametal Inc.	681	24
	Littelfuse Inc.	122	22
	HNI Corp.	557	22
	Watts Water Technologies Inc. Class A	225	22
	Luxfer Holdings plc	1,237	22
	Cummins Inc.	117	21
	Albany International Corp. Class A	252	21
	Donaldson Co. Inc.	372	21
*	Keysight Technologies Inc.	188	20
*	OSI Systems Inc.	199	20
	ITT Inc.	282	20
	Ennis Inc.	953	20
*	Advanced Energy Industries Inc.	293	19
	Resources Connection Inc.	1,190	18
	Huntington Ingalls Industries Inc.	70	18
	Heartland Express Inc.	816	17
	UniFirst Corp.	81	17
*	Mettler-Toledo International Inc.	23	17
	Exponent Inc.	260	16
	Actuant Corp. Class A	667	16
*	DXP Enterprises Inc.	416	16
	Federal Signal Corp.	485	16

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
	Spirit AeroSystems Holdings Inc. Class A	182	16
	Deluxe Corp.	293	15
	Heidrick & Struggles International Inc.	476	15
*	HD Supply Holdings Inc.	358	14
*	Echo Global Logistics Inc.	694	14
	Hillenbrand Inc.	438	14
*	TrueBlue Inc.	587	14
*	Astronics Corp.	465	14
	Raven Industries Inc.	394	13
	Kelly Services Inc. Class A	614	13
	Columbus McKinnon Corp.	324	13
	Allison Transmission Holdings Inc.	270	13
*	Modine Manufacturing Co.	1,752	13
	Alamo Group Inc.	113	13
*	Copart Inc.	143	13
*	Aegion Corp. Class A	576	12
	Pitney Bowes Inc.	2,573	12
*	Sterling Construction Co. Inc.	740	11
	EnPro Industries Inc.	160	11
	McGrath RentCorp	143	10
	Badger Meter Inc.	161	10
	Terex Corp.	327	9
	Brady Corp. Class A	152	9
	Herman Miller Inc.	178	8
	JB Hunt Transport Services Inc.	72	8
	Barrett Business Services Inc.	87	8
	Korn Ferry	184	7
	Steelcase Inc. Class A	393	7
	Werner Enterprises Inc.	192	7
	Knoll Inc.	253	7
*	FARO Technologies Inc.	142	7
	Stanley Black & Decker Inc.	43	7
	Quad/Graphics Inc.	826	4
			3,699
Technology (17.2%)
	Apple Inc.	944	252
	Texas Instruments Inc.	1,845	222
	Intuit Inc.	856	222
	QUALCOMM Inc.	2,132	178
	Intel Corp.	2,781	161
*	Facebook Inc. Class A	762	154
	Lam Research Corp.	419	112
	International Business Machines Corp.	707	95
*	Fortinet Inc.	744	78
	Monolithic Power Systems Inc.	405	65
*	Synopsys Inc.	459	65
	NetApp Inc.	1,061	64
	Maxim Integrated Products Inc.	1,010	57
*	Insight Enterprises Inc.	870	57
	Cognex Corp.	1,136	57
	VMware Inc. Class A	356	55
	Cisco Systems Inc.	1,172	53
	Citrix Systems Inc.	446	50
	Activision Blizzard Inc.	897	49
*	Coherent Inc.	303	46
*	Manhattan Associates Inc.	533	45
	Teradyne Inc.	697	44
*	Onto Innovation Inc.	1,260	42
*	Micron Technology Inc.	873	42
*	Digital Turbine Inc.	4,588	41
*	Adobe Inc.	128	40
*	CommVault Systems Inc.	778	39
*	EPAM Systems Inc.	183	39
	PC Connection Inc.	770	38
*	Extreme Networks Inc.	4,908	35
*	Proofpoint Inc.	288	34
	Simulations Plus Inc.	1,022	34
*	Check Point Software Technologies Ltd.	272	32
*	Cirrus Logic Inc.	445	32
*	Perficient Inc.	721	31
	Jabil Inc.	738	29
*	GoDaddy Inc. Class A	413	27
*	Cadence Design Systems Inc.	375	26
*	SMART Global Holdings Inc.	829	26
*	Arista Networks Inc.	130	25
*	SPS Commerce Inc.	446	25
*	Appfolio Inc.	216	24
*	Paycom Software Inc.	88	24
	Ubiquiti Inc.	122	24
*	Blackline Inc.	436	23
*	Qualys Inc.	263	23
	CDW Corp.	169	23
*	ANSYS Inc.	88	22
	Avnet Inc.	550	22
*	Intelligent Systems Corp.	513	22
	NIC Inc.	978	22
*	Alarm.com Holdings Inc.	494	22
*	Akamai Technologies Inc.	247	22
*	F5 Networks Inc.	147	21
*	Zscaler Inc.	409	21
	ADTRAN Inc.	2,294	21
*	ePlus Inc.	250	21
	Match Group Inc.	296	21
	Amdocs Ltd.	285	20
	Skyworks Solutions Inc.	197	19
	Dolby Laboratories Inc. Class A	281	19
*	ShotSpotter Inc.	768	19
*	MobileIron Inc.	3,708	18
*	Groupon Inc. Class A	6,036	18
*	IPG Photonics Corp.	122	17

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
*	Calix Inc.	2,153	17
*	Semtech Corp.	320	16
	Xilinx Inc.	156	14
*	Appian Corp. Class A	334	14
	Progress Software Corp.	342	14
	Power Integrations Inc.	154	14
*	Yelp Inc. Class A	396	14
*	Mitek Systems Inc.	1,884	13
*	3D Systems Corp.	1,534	13
*	Stratasys Ltd.	681	13
*	NETGEAR Inc.	488	12
*	Tucows Inc. Class A	209	12
*	Qorvo Inc.	111	12
*	Glu Mobile Inc.	2,085	12
*	NetScout Systems Inc.	439	11
*	Diodes Inc.	222	10
*	SecureWorks Corp. Class A	857	10
*	iRobot Corp.	222	10
*	Amkor Technology Inc.	763	9
*	Cargurus Inc.	215	9
	Universal Display Corp.	38	7
*	MicroStrategy Inc. Class A	45	7
*	Virtusa Corp.	145	7
*	TrueCar Inc.	1,200	6
*	A10 Networks Inc.	843	6
	LogMeIn Inc.	66	5
*	Teradata Corp.	188	5
			3,618
Utilities (0.1%)
*	Frontier Communications Corp.	21,218	14
Total Common Stocks
(Cost $19,174)			20,913
Temporary Cash Investment (0.5%)[1]
Money Market Fund (0.5%)
[2]	Vanguard Market Liquidity Fund, 1.841% (Cost $102)	1,016	102
Total Investments (99.8%)
(Cost $19,276)			21,015

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	1
Receivables for Accrued Income	35
Other Assets[3]	4
Total Other Assets	40
Liabilities
Payables to Vanguard	(1)
Variation Margin Payable—Futures Contracts	(1)
Total Liabilities	(2)
Net Assets (100%)
Applicable to 250,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	21,053
Net Asset Value Per Share	$84.21

At November 30, 2019, net assets consisted of:
Amount
($000)
Paid-in Capital	19,461
Total Distributable Earnings (Loss)	1,592
Net Assets	21,053

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

[1]	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.0%, respectively, of net assets.

[2]	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

[3]	Cash of $4,000 has been segregated as initial margin for open futures contracts.

U.S. Quality Factor ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2019	6		94	3

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF

Statement of Operations

Year Ended
November 30, 2019
($000)
Investment Income
Income
Dividends	348
Interest[1]	2
Total Income	350
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	6
Marketing and Distribution	—
Custodian Fees	3
Auditing Fees	17
Shareholders’ Reports	1
Total Expenses	27
Net Investment Income	323
Realized Net Gain (Loss)
Investment Securities Sold[1]	(214)
Futures Contracts	4
Realized Net Gain (Loss)	(210)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,965
Futures Contracts	3
Change in Unrealized Appreciation (Depreciation)	1,968
Net Increase (Decrease) in Net Assets Resulting from Operations	2,081

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,000, $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF

Statement of Changes in Net Assets

		February 13,
	Year Ended	2018[1] to
	November 30,	November 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	323	123
Realized Net Gain (Loss)	(210)	(19)
Change in Unrealized Appreciation (Depreciation)	1,968	(226)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,081	(122)
Distributions
Net Investment Income	(294)	(73)
Realized Capital Gain	—	—
Total Distributions	(294)	(73)
Capital Share Transactions
Issued	5,436	17,876
Issued in Lieu of Cash Distributions	—	—
Redeemed	(3,851)	—
Net Increase (Decrease) from Capital Share Transactions	1,585	17,876
Total Increase (Decrease)	3,372	17,681
Net Assets
Beginning of Period	17,681	—
End of Period	21,053	17,681

1  Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF

Financial Highlights

	Year	Feb. 13,
	Ended	2018[1] to
	Nov. 30,	Nov. 30,
For a Share Outstanding Throughout Each Period	2019	2018
Net Asset Value, Beginning of Period	$78.58	$75.00
Investment Operations
Net Investment Income[2]	1.199	.899
Net Realized and Unrealized Gain (Loss) on Investments	5.559	3.266
Total from Investment Operations	6.758	4.165
Distributions
Dividends from Net Investment Income	(1.128)	(.585)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.128)	(.585)
Net Asset Value, End of Period	$84.21	$78.58

Total Return	8.75%	5.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21	$18
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%[3,4]
Ratio of Net Investment Income to Average Net Assets	1.52%	1.40%[3]
Portfolio Turnover Rate	80%	25%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	The ratio of total expenses to average net assets before an expense reduction of 0.04% was 0.17%. The fund incurred higher than anticipated expenses, in which Vanguard voluntarily agreed to assume payment of certain expenses. The fund is not obligated to repay this amount to Vanguard.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF

Notes to Financial Statements

Vanguard U.S. Quality Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker.

A.    The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2018–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

U.S. Quality Factor ETF

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2019, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.    In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2019, the fund had contributed to Vanguard capital in the amount of $1,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.    Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

U.S. Quality Factor ETF

At November 30, 2019, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.    Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	79
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(226)
Net Unrealized Gains (Losses)	1,739

As of November 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	19,276
Gross Unrealized Appreciation	2,929
Gross Unrealized Depreciation	(1,190)
Net Unrealized Appreciation (Depreciation)	1,739

E.    During the year ended November 30, 2019, the fund purchased $18,400,000 of investment securities and sold $16,799,000 of investment securities, other than temporary cash investments.

F.    Capital shares issued and redeemed were:

	Year Ended	February 13, 2018[1] to
	November 30, 2019	November 30, 2018
	Shares	Shares
	(000)	(000)
Issued	75	225
Issued in Lieu of Cash Distributions	—	—
Redeemed	(50)	—
Net Increase (Decrease) in Shares Outstanding	25	225

1    Inception.

U.S. Quality Factor ETF

At November 30, 2019, one shareholder was the record or beneficial owner of 36% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G.    Management has determined that no events or transactions occurred subsequent to November 30, 2019, that would require recognition or disclosure in these financial statements.

U.S. Value Factor ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2019

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2019
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/13/2018)	Investment
U.S. Value Factor ETF Net Asset Value	3.83%	2.07%	$10,375
U.S. Value Factor ETF Market Price	3.85	2.10	10,381
Russell 3000 Index	15.49	11.37	12,132

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2019

		Since
	One	Inception
	Year	(2/13/2018)
U.S. Value Factor ETF Market Price	3.85%	3.81%
U.S. Value Factor ETF Net Asset Value	3.83	3.75
Russell 3000 Index	15.49	21.32

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Value Factor ETF

Sector Diversification

As of November 30, 2019

Consumer Discretionary	16.4%
Consumer Staples	4.2
Energy	12.3
Financial Services	27.0
Health Care	6.2
Materials & Processing	6.7
Producer Durables	13.2
Technology	6.4
Utilities	7.6

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided an RGS classification as of the effective reporting period.

U.S. Value Factor ETF

Financial Statements

Statement of Net Assets

As of November 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (16.3%)
	Ford Motor Co.	65,119	590
	General Motors Co.	14,943	538
	Comcast Corp. Class A	9,227	407
	Carnival Corp.	7,260	327
	eBay Inc.	7,129	253
	Goodyear Tire & Rubber Co.	12,469	199
*	Discovery Communications Inc. Class A	5,998	198
*	At Home Group Inc.	22,442	193
	Meredith Corp.	5,389	189
	Macy’s Inc.	12,201	187
	CBS Corp. Class B	4,514	182
*	Qurate Retail Group Inc. QVC Group Class A	18,967	179
	L Brands Inc.	9,324	178
	BorgWarner Inc.	4,064	171
	Thor Industries Inc.	2,543	162
	Graham Holdings Co. Class B	219	138
*	MSG Networks Inc.	8,445	137
*	WideOpenWest Inc.	22,288	137
	Ralph Lauren Corp. Class A	1,269	136
	PVH Corp.	1,361	132
*	AutoNation Inc.	2,578	132
	Signet Jewelers Ltd.	7,156	131
*	American Axle & Manufacturing Holdings Inc.	12,914	127
	Newell Brands Inc.	6,370	122
*	Hibbett Sports Inc.	4,285	122
	Aaron’s Inc.	2,021	118
*	Cars.com Inc.	8,807	117
	Dana Inc.	6,814	116
*	DISH Network Corp. Class A	3,371	115
	Toll Brothers Inc.	2,845	114
	PulteGroup Inc.	2,713	108
	Kohl’s Corp.	2,243	105
	Lear Corp.	866	104
	Rent-A-Center Inc.	3,926	102
	Nexstar Media Group Inc. Class A	947	102
*	G-III Apparel Group Ltd.	3,409	101
	Foot Locker Inc.	2,505	100
*	Sally Beauty Holdings Inc.	5,379	99
*	Express Inc.	25,014	98
	Penske Automotive Group Inc.	1,923	97
	American Eagle Outfitters Inc.	6,482	97
*	Hertz Global Holdings Inc.	6,224	96
	Gap Inc.	5,746	95
	Bed Bath & Beyond Inc.	6,372	93
*	Norwegian Cruise Line Holdings Ltd.	1,729	93
*	Barnes & Noble Education Inc.	18,397	93
	Royal Caribbean Cruises Ltd.	759	91
*	Mohawk Industries Inc.	641	89
	Lennar Corp. Class A	1,486	89
	KAR Auction Services Inc.	4,105	87
	Target Corp.	691	86
	Tupperware Brands Corp.	10,213	86
	Ethan Allen Interiors Inc.	4,770	85
*	LKQ Corp.	2,366	84
	Hyatt Hotels Corp. Class A	1,000	81
*	Cooper-Standard Holdings Inc.	2,763	79
	Tapestry Inc.	2,888	78
*	Meritor Inc.	3,060	77
*	Michaels Cos. Inc.	9,413	77
	Nordstrom Inc.	1,989	76
*	Urban Outfitters Inc.	2,953	76
	Shoe Carnival Inc.	2,130	76
*	Capri Holdings Ltd.	2,011	75
*	Meritage Homes Corp.	1,115	74
	Dick’s Sporting Goods Inc.	1,604	74
	Sonic Automotive Inc. Class A	2,224	73
*	Hudson Ltd. Class A	5,184	72
*	M/I Homes Inc.	1,623	72

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	Matthews International Corp. Class A	1,867	72
	Big Lots Inc.	3,413	71
	Cato Corp. Class A	3,740	71
	Group 1 Automotive Inc.	690	71
	Dillard’s Inc. Class A	978	70
	GameStop Corp. Class A	10,970	70
*	Laureate Education Inc. Class A	3,978	69
*	BJ’s Wholesale Club Holdings Inc.	2,901	69
	Whirlpool Corp.	480	69
	Harley-Davidson Inc.	1,870	68
*	Penn National Gaming Inc.	2,952	68
	News Corp. Class A	5,211	67
	EW Scripps Co. Class A	4,450	66
*	Beazer Homes USA Inc.	4,302	66
*	Gray Television Inc.	3,186	65
*	Lands’ End Inc.	5,469	64
	Tilly’s Inc. Class A	6,477	64
*	TRI Pointe Group Inc.	4,097	64
*	Genesco Inc.	1,713	64
	Gannett Co. Inc.	9,905	63
	Haverty Furniture Cos. Inc.	3,130	63
	TEGNA Inc.	4,057	62
	AMERCO	168	61
	Winnebago Industries Inc.	1,271	60
	Cooper Tire & Rubber Co.	2,093	60
	Scholastic Corp.	1,605	60
	Dine Brands Global Inc.	693	57
	Brinker International Inc.	1,260	56
	KB Home	1,631	56
*	Conn’s Inc.	2,568	56
	Autoliv Inc.	681	56
	Abercrombie & Fitch Co.	3,451	55
	Sinclair Broadcast Group Inc. Class A	1,582	55
*	Zumiez Inc.	1,835	54
*	Skechers U.S.A. Inc. Class A	1,344	54
	Entercom Communications Corp. Class A	11,389	54
*	Fiesta Restaurant Group Inc.	5,422	54
	Designer Brands Inc. Class A	3,165	52
*	Vera Bradley Inc.	4,704	52
*	Red Robin Gourmet Burgers Inc.	1,893	52
	Buckle Inc.	1,822	51
*	LGI Homes Inc.	700	51
	National CineMedia Inc.	7,380	50
	Movado Group Inc.	2,504	49
	Boyd Gaming Corp.	1,658	49
*	Eros International plc	18,017	48
*	Liberty Media Corp-Liberty SiriusXM Class C	982	48
	Lithia Motors Inc. Class A	292	47
*	Container Store Group Inc.	11,143	46
	Carriage Services Inc. Class A	1,897	46
	MDC Holdings Inc.	1,144	45
	Brunswick Corp.	744	44
*	Adtalem Global Education Inc.	1,256	42
*	Duluth Holdings Inc.	4,565	42
*	Stamps.com Inc.	474	41
	Chico’s FAS Inc.	8,652	41
	AMC Entertainment Holdings Inc. Class A	4,826	40
*	AMC Networks Inc. Class A	1,018	39
	Office Depot Inc.	17,492	39
*	Sleep Number Corp.	789	38
*	MarineMax Inc.	2,270	38
*	Party City Holdco Inc.	18,748	36
*	Avis Budget Group Inc.	1,200	36
	Interpublic Group of Cos. Inc.	1,581	35
*	American Woodmark Corp.	343	35
	International Game Technology plc	2,317	34
*	WW International Inc.	791	34
*	MasterCraft Boat Holdings Inc.	2,003	33
	Williams-Sonoma Inc.	459	32
	Aramark	727	32
	Extended Stay America Inc.	2,071	31
	Caleres Inc.	1,343	29
*	Century Communities Inc.	996	28
	Marcus Corp.	866	27
	Six Flags Entertainment Corp.	616	27
	Emerald Expositions Events Inc.	2,663	27
	Cinemark Holdings Inc.	755	26
*	Del Taco Restaurants Inc.	3,223	24
	J. Jill Inc.	12,553	22
*	ZAGG Inc.	2,798	22
*	Liberty Global plc	988	21
*	Fossil Group Inc.	2,604	20
	Children’s Place Inc.	161	12
*	DISH Network Corp. Class A Rights Exp. 12/09/2019	182	—
			13,224
Consumer Staples (4.2%)
	Walgreens Boots Alliance Inc.	9,420	561
	CVS Health Corp.	6,874	517
	Archer-Daniels-Midland Co.	4,457	191
	Philip Morris International Inc.	2,291	190
	Altria Group Inc.	3,472	173
	Ingles Markets Inc. Class A	3,608	160

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	JM Smucker Co.	1,370	144
	Weis Markets Inc.	3,477	139
	Universal Corp.	2,408	126
	Kraft Heinz Co.	3,548	108
	Molson Coors Brewing Co. Class B	2,008	101
*	GNC Holdings Inc. Class A	33,953	100
	Kroger Co.	3,517	96
*	Pyxus International Inc.	11,394	92
	Fresh Del Monte Produce Inc.	2,765	90
	SpartanNash Co.	6,081	86
	Bunge Ltd.	1,579	84
	Ingredion Inc.	977	81
	B&G Foods Inc.	4,818	80
	Constellation Brands Inc. Class A	408	76
	Tyson Foods Inc. Class A	674	61
	Spectrum Brands Holdings Inc.	962	60
*	Pilgrim’s Pride Corp.	1,086	34
*	United Natural Foods Inc.	2,570	24
			3,374
Energy (12.3%)
	Marathon Petroleum Corp.	9,349	567
	EOG Resources Inc.	7,696	546
	Valero Energy Corp.	5,639	538
	Phillips 66	4,364	501
	Chevron Corp.	3,866	453
	ConocoPhillips	6,595	395
	Exxon Mobil Corp.	5,404	368
	Kinder Morgan Inc.	14,810	290
	Occidental Petroleum Corp.	5,785	223
	Diamondback Energy Inc.	2,701	209
	Archrock Inc.	22,949	193
	HollyFrontier Corp.	3,659	189
	Devon Energy Corp.	8,552	187
	Schlumberger Ltd.	4,982	180
	Cimarex Energy Co.	3,750	172
*	Talos Energy Inc.	7,110	165
*	Denbury Resources Inc.	150,855	149
	Warrior Met Coal Inc.	7,196	148
*	ProPetro Holding Corp.	16,371	141
	Concho Resources Inc.	1,943	141
	Equitrans Midstream Corp.	13,043	130
*	Bonanza Creek Energy Inc.	7,348	128
*	Laredo Petroleum Inc.	57,004	123
*	California Resources Corp.	18,820	123
*	Callon Petroleum Co.	33,400	122
	Parsley Energy Inc. Class A	7,956	119
	Cabot Oil & Gas Corp.	6,945	111
*	Ring Energy Inc.	57,490	110
	PBF Energy Inc. Class A	3,517	110
*	Penn Virginia Corp.	4,436	107
	Baker Hughes Co. Class A	4,651	104
*	CONSOL Energy Inc.	8,124	104
*	Chesapeake Energy Corp.	161,337	96
	Murphy Oil Corp.	4,130	95
	Antero Midstream Corp.	20,710	95
*	Northern Oil and Gas Inc.	53,280	95
*	Matador Resources Co.	6,520	92
*	Southwestern Energy Co.	46,478	85
*	Centennial Resource Development Inc. Class A	26,278	81
	SM Energy Co.	8,777	73
*	Comstock Resources Inc.	10,996	70
	Arch Coal Inc. Class A	941	70
	Liberty Oilfield Services Inc. Class A	7,850	69
*	Gulfport Energy Corp.	28,771	68
	Continental Resources Inc.	2,194	68
*	WPX Energy Inc.	6,688	66
*	Matrix Service Co.	3,123	65
*	Magnolia Oil & Gas Corp. Class A	5,918	64
	Halliburton Co.	2,988	63
	EQT Corp.	6,941	61
*	Oasis Petroleum Inc.	25,588	60
	Marathon Oil Corp.	5,087	59
	Solaris Oilfield Infrastructure Inc. Class A	5,479	59
*	SandRidge Energy Inc.	17,399	57
	Nabors Industries Ltd.	27,143	56
*	CNX Resources Corp.	8,036	55
	World Fuel Services Corp.	1,292	55
	Berry Petroleum Corp.	6,591	52
*	Whiting Petroleum Corp.	11,249	51
	Pioneer Natural Resources Co.	399	51
*	Select Energy Services Inc. Class A	6,602	51
*	Par Pacific Holdings Inc.	1,966	49
	Delek US Holdings Inc.	1,384	47
*	Unit Corp.	52,910	45
	Arcosa Inc.	1,115	44
*	Helix Energy Solutions Group Inc.	5,028	42
	SunCoke Energy Inc.	8,128	42
*	KLX Energy Services Holdings Inc.	7,160	40
	Apache Corp.	1,784	40
*	Newpark Resources Inc.	6,775	40
*	Extraction Oil & Gas Inc.	27,569	40
	Valvoline Inc.	1,730	39
	Peabody Energy Corp.	4,026	39
*	HighPoint Resources Corp.	30,166	38
*	Renewable Energy Group Inc.	2,182	37
	Patterson-UTI Energy Inc.	4,009	36

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	CVR Energy Inc.	797	35
*	McDermott International Inc.	39,944	32
	Noble Energy Inc.	1,419	29
*	Oil States International Inc.	1,487	24
	RPC Inc.	6,121	24
*	Exterran Corp.	4,065	22
	Range Resources Corp.	5,343	19
*	Antero Resources Corp.	7,894	16
*	Contura Energy Inc.	2,151	14
*	FTS International Inc.	9,211	9
	Mammoth Energy Services Inc.	3,912	6
			9,976
Financial Services (26.8%)
	Prudential Financial Inc.	5,547	519
	MetLife Inc.	10,348	516
	Citigroup Inc.	6,391	480
	Goldman Sachs Group Inc.	2,082	461
	Morgan Stanley	9,300	460
	Bank of America Corp.	13,516	450
	Wells Fargo & Co.	7,651	417
	Capital One Financial Corp.	3,896	390
	Aflac Inc.	6,953	381
	Allstate Corp.	3,355	374
	PNC Financial Services Group Inc.	2,436	373
	American International Group Inc.	6,981	368
	BB&T Corp.	6,374	349
	JPMorgan Chase & Co.	2,625	346
	Chubb Ltd.	2,137	324
	Bank of New York Mellon Corp.	6,388	313
	US Bancorp	5,057	304
	Umpqua Holdings Corp.	16,926	277
	Travelers Cos. Inc.	2,019	276
	CIT Group Inc.	5,526	252
	Popular Inc.	4,322	239
	Unum Group	7,681	236
	Associated Banc-Corp	10,595	227
	Citizens Financial Group Inc.	5,638	217
	Progressive Corp.	2,807	205
*	Berkshire Hathaway Inc. Class B	921	203
	CNA Financial Corp.	4,463	200
	Wyndham Destinations Inc.	4,079	198
	Axis Capital Holdings Ltd.	3,297	195
	RenaissanceRe Holdings Ltd.	1,018	192
	FNB Corp.	14,914	185
	Hope Bancorp Inc.	12,085	175
	Santander Consumer USA Holdings Inc.	7,142	168
	Hartford Financial Services Group Inc.	2,708	168
	BlackRock Inc.	332	164
	Sandy Spring Bancorp Inc.	4,597	163
	First Midwest Bancorp Inc.	7,535	162
	National General Holdings Corp.	7,026	150
	WesBanco Inc.	4,096	149
	Principal Financial Group Inc.	2,485	137
	Nelnet Inc. Class A	2,097	132
	Realogy Holdings Corp.	12,296	129
	Kemper Corp.	1,671	124
	Everest Re Group Ltd.	455	123
*	Third Point Reinsurance Ltd.	12,904	123
	Stifel Financial Corp.	1,956	122
*	Greenlight Capital Re Ltd. Class A	10,816	113
	Reinsurance Group of America Inc. Class A	677	112
	Ally Financial Inc.	3,441	110
	State Street Corp.	1,443	108
	First BanCorp (XNYS)	10,194	107
	Voya Financial Inc.	1,819	106
	Wintrust Financial Corp.	1,535	104
	Radian Group Inc.	3,960	102
	AXA Equitable Holdings Inc.	4,130	102
*	Athene Holding Ltd. Class A	2,259	102
	PennyMac Financial Services Inc.	2,952	101
*	Mr Cooper Group Inc.	7,489	101
	First Horizon National Corp.	6,070	98
	Synchrony Financial	2,603	97
	Alliance Data Systems Corp.	906	97
	Sterling Bancorp	4,620	94
	MGIC Investment Corp.	6,510	94
	American National Insurance Co.	794	94
*	Brighthouse Financial Inc.	2,259	93
	Univest Financial Corp.	3,514	92
	PacWest Bancorp	2,463	92
	Jefferies Financial Group Inc.	4,358	91
	OneMain Holdings Inc.	2,090	90
	First Interstate BancSystem Inc. Class A	2,134	90
	Fifth Third Bancorp	2,889	87
	Affiliated Managers Group Inc.	1,020	87
	Pinnacle Financial Partners Inc.	1,409	87
	Hilltop Holdings Inc.	3,436	85
	FGL Holdings	9,129	83
	Dime Community Bancshares Inc.	4,081	82
	iStar Inc.	6,317	82

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	Comerica Inc.	1,159	82
	Janus Henderson Group plc	3,210	82
	ConnectOne Bancorp Inc.	3,171	80
*	EZCORP Inc. Class A	15,564	80
	Invesco Ltd.	4,532	80
	Bank OZK	2,667	79
	KeyCorp	4,068	79
	Assured Guaranty Ltd.	1,577	78
	Western Alliance Bancorp	1,493	78
	SLM Corp.	8,778	75
	Jones Lang LaSalle Inc.	448	75
	National Western Life Group Inc. Class A	295	74
	Sculptor Capital Management Inc. Class A	3,827	74
	Regions Financial Corp.	4,425	74
	Old Republic International Corp.	3,252	73
	Huntington Bancshares Inc.	4,903	73
	Franklin Financial Network Inc.	2,115	72
*	Cowen Inc. Class A	4,696	72
	BankUnited Inc.	1,996	70
	Flagstar Bancorp Inc.	1,876	70
	Hanmi Financial Corp.	3,511	69
	Eagle Bancorp Inc.	1,535	68
*	Equity Bancshares Inc. Class A	2,308	68
	Pacific Premier Bancorp Inc.	2,118	68
	Discover Financial Services	799	68
	Heritage Insurance Holdings Inc.	4,908	67
*	Encore Capital Group Inc.	1,805	66
	Home BancShares Inc.	3,469	65
	First Foundation Inc.	3,862	63
*	Customers Bancorp Inc.	2,664	62
	Hancock Whitney Corp.	1,533	62
	New York Community Bancorp Inc.	5,218	62
	Signature Bank	500	62
	Lincoln National Corp.	1,038	61
	Franklin Resources Inc.	2,220	61
	American Financial Group Inc.	554	61
	Opus Bank	2,361	61
*	Enstar Group Ltd.	294	60
	OFG Bancorp	2,789	60
	Veritex Holdings Inc.	2,298	60
	Synovus Financial Corp.	1,564	60
*	Triumph Bancorp Inc.	1,654	59
	Ameris Bancorp	1,346	59
	Preferred Bank	1,065	59
	Legg Mason Inc.	1,501	59
	Great Western Bancorp Inc.	1,695	58
	First Commonwealth Financial Corp.	4,091	58
	Boston Private Financial Holdings Inc.	4,929	58
	Virtus Investment Partners Inc.	484	57
	CNO Financial Group Inc.	3,129	57
	Bryn Mawr Bank Corp.	1,413	55
*	Arch Capital Group Ltd.	1,321	55
	M&T Bank Corp.	330	54
	UMB Financial Corp.	807	54
	Federal Agricultural Mortgage Corp.	653	54
	CenterState Bank Corp.	2,123	54
	Valley National Bancorp	4,646	54
	Raymond James Financial Inc.	594	53
*	HomeStreet Inc.	1,670	53
	First Busey Corp.	2,000	53
*	On Deck Capital Inc.	12,749	52
	Banco Latinoamericano de Comercio Exterior SA	2,397	52
	East West Bancorp Inc.	1,111	51
	Zions Bancorp NA	1,022	51
	Loews Corp.	991	50
	Essent Group Ltd.	921	50
	Hanover Insurance Group Inc.	367	50
	Charles Schwab Corp.	1,001	50
	Meta Financial Group Inc.	1,393	50
	OceanFirst Financial Corp.	2,045	49
	Simmons First National Corp. Class A	1,881	49
	Fulton Financial Corp.	2,824	48
*	American Equity Investment Life Holding Co.	1,616	48
	First Hawaiian Inc.	1,682	48
	Brookline Bancorp Inc.	2,990	48
	Enterprise Financial Services Corp.	1,049	47
	Navient Corp.	3,297	47
	First Citizens BancShares Inc. Class A	89	46
	BOK Financial Corp.	546	45
*	Donnelley Financial Solutions Inc.	4,475	45
	Cadence BanCorp Class A	2,690	44
	Brookfield Property REIT Inc. Class A	2,325	44
*	PRA Group Inc.	1,199	44
	Lakeland Bancorp Inc.	2,591	43
	Columbia Banking System Inc.	1,102	43
	American Finance Trust Inc.	2,890	43
	Walker & Dunlop Inc.	650	43
	People’s United Financial Inc.	2,574	42

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	Globe Life Inc.	411	42
	Assurant Inc.	316	42
	Ameriprise Financial Inc.	253	41
*	SVB Financial Group	177	41
	United Bankshares Inc.	1,083	41
	International Bancshares Corp.	966	41
	Provident Financial Services Inc.	1,681	41
	E*TRADE Financial Corp.	906	40
*	Alleghany Corp.	51	40
	First American Financial Corp.	625	40
	Industrial Logistics Properties Trust	1,778	38
	Renasant Corp.	1,079	38
	Apple Hospitality REIT Inc.	2,308	38
	JBG SMITH Properties	936	37
	Newmark Group Inc. Class A	2,845	37
*	Texas Capital Bancshares Inc.	642	37
	Cathay General Bancorp	1,001	37
	Berkshire Hills Bancorp Inc.	1,166	37
	S&T Bancorp Inc.	971	37
	Independent Bank Corp.	1,594	36
	Prosperity Bancshares Inc.	506	36
	Universal Insurance Holdings Inc.	1,192	35
*	TriState Capital Holdings Inc.	1,419	34
	Investors Bancorp Inc.	2,802	34
	First Financial Bancorp	1,371	33
	First Merchants Corp.	819	33
	Bank of NT Butterfield & Son Ltd.	938	32
	Webster Financial Corp.	645	31
	South State Corp.	329	27
	TriCo Bancshares	696	27
	Heritage Commerce Corp.	2,001	25
	United Community Banks Inc.	794	25
	Piper Jaffray Cos.	294	24
	Old National Bancorp	1,315	24
	Waddell & Reed Financial Inc. Class A	1,452	23
*	Axos Financial Inc.	770	23
	First Bancorp (XNGS)	579	23
	BancorpSouth Bank	700	22
	Heartland Financial USA Inc.	424	20
	BGC Partners Inc. Class A	3,439	20
	Independent Bank Group Inc.	324	19
	Washington Federal Inc.	479	18
*	NMI Holdings Inc. Class A	475	16
*	Ambac Financial Group Inc.	755	16
	HCI Group Inc.	330	15
*	Enova International Inc.	602	14
	Towne Bank	477	13
			21,781
Health Care (6.1%)
	Cigna Corp.	3,254	651
	HCA Healthcare Inc.	4,089	567
*	Biogen Inc.	1,353	406
	Anthem Inc.	1,202	347
	AbbVie Inc.	3,195	280
	Gilead Sciences Inc.	3,980	268
*	Mylan NV	10,107	190
*	Regeneron Pharmaceuticals Inc.	497	183
	Amgen Inc.	588	138
	Bristol-Myers Squibb Co.	2,357	134
*	Amneal Pharmaceuticals Inc.	33,329	125
*	Tenet Healthcare Corp.	3,885	125
	Pfizer Inc.	2,564	99
*	Centene Corp.	1,609	97
*	DaVita Inc.	1,322	95
*	Magellan Health Inc.	1,209	94
*	Jazz Pharmaceuticals plc	573	87
	Perrigo Co. plc	1,639	84
*	Assertio Therapeutics Inc.	108,332	82
	McKesson Corp.	552	80
*	Alexion Pharmaceuticals Inc.	685	78
	Cardinal Health Inc.	1,389	76
*	MEDNAX Inc.	2,851	74
	Patterson Cos. Inc.	3,483	68
*	Lannett Co. Inc.	6,944	61
*	Tivity Health Inc.	2,506	57
*	Premier Inc. Class A	1,573	56
	Owens & Minor Inc.	6,656	44
	Quest Diagnostics Inc.	396	42
	Universal Health Services Inc. Class B	294	41
*	Mallinckrodt plc	10,567	40
*	Laboratory Corp. of America Holdings	223	38
*	American Renal Associates Holdings Inc.	3,774	36
*	PDL BioPharma Inc.	10,705	33
	Computer Programs & Systems Inc.	1,194	32
*	Prestige Consumer Healthcare Inc.	789	30
	National HealthCare Corp.	278	24
*	Triple-S Management Corp. Class B	980	19
			4,981
Materials & Processing (6.6%)
	LyondellBasell Industries NV Class A	5,757	533
	DuPont de Nemours Inc.	7,962	516
	GrafTech International Ltd.	26,283	370

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	Olin Corp.	9,896	173
*	Berry Global Group Inc.	3,205	150
*	Verso Corp.	7,159	132
	Chemours Co.	7,939	125
	Timken Co.	2,158	113
	Trinseo SA	2,977	113
	Steel Dynamics Inc.	3,295	111
	International Paper Co.	2,301	107
	Reliance Steel & Aluminum Co.	896	106
	Westrock Co.	2,573	104
	Nucor Corp.	1,763	99
	Huntsman Corp.	4,268	97
	Eastman Chemical Co.	1,197	94
	Westlake Chemical Corp.	1,329	91
	Southern Copper Corp.	2,349	89
	Mosaic Co.	4,543	87
	United States Steel Corp.	6,285	82
	Owens Corning	1,214	81
	Louisiana-Pacific Corp.	2,689	80
*	Element Solutions Inc.	6,793	79
	Freeport-McMoRan Inc.	6,828	78
*	Kraton Corp.	3,249	73
	Packaging Corp. of America	635	71
	Caesarstone Ltd.	4,426	69
	Kronos Worldwide Inc.	4,893	67
*	Veritiv Corp.	3,631	67
*	Beacon Roofing Supply Inc.	2,209	65
	Albemarle Corp.	975	64
	Belden Inc.	1,164	63
	Cabot Corp.	1,311	62
	Domtar Corp.	1,635	61
	Schweitzer-Mauduit International Inc.	1,321	58
*	GMS Inc.	1,786	55
	Celanese Corp. Class A	436	55
*	AdvanSix Inc.	2,683	54
	Graphic Packaging Holding Co.	3,274	53
	Sealed Air Corp.	1,406	53
*	Patrick Industries Inc.	1,067	53
	Greif Inc. Class A	1,197	52
	Rayonier Advanced Materials Inc.	13,152	52
	Minerals Technologies Inc.	938	51
	PH Glatfelter Co.	2,831	51
	Schnitzer Steel Industries Inc.	2,215	48
	Gold Resource Corp.	10,095	45
	Carpenter Technology Corp.	742	39
	Boise Cascade Co.	943	36
*	Builders FirstSource Inc.	1,406	36
*	AK Steel Holding Corp.	12,068	33
	Owens-Illinois Inc.	3,120	31
	NN Inc.	3,464	30
*	US Concrete Inc.	723	30
	Commercial Metals Co.	1,335	28
*	Masonite International Corp.	389	28
*	BMC Stock Holdings Inc.	937	28
	Cleveland-Cliffs Inc.	3,319	26
*	PQ Group Holdings Inc.	1,439	23
*	Armstrong Flooring Inc.	5,293	21
	Apogee Enterprises Inc.	532	20
	Worthington Industries Inc.	518	20
	Quanex Building Products Corp.	814	16
			5,397
Producer Durables (13.2%)
	Delta Air Lines Inc.	10,136	581
	FedEx Corp.	2,607	417
	Southwest Airlines Co.	6,377	368
*	AerCap Holdings NV	5,362	331
	Johnson Controls International plc	6,717	288
	Xerox Holdings Corp.	6,103	238
	Air Lease Corp. Class A	4,746	220
	Eaton Corp. plc	2,382	220
*	WESCO International Inc.	3,932	207
	ArcBest Corp.	6,877	198
	Caterpillar Inc.	1,353	196
	Triton International Ltd.	5,095	193
*	United Airlines Holdings Inc.	2,079	193
	nVent Electric plc	7,109	176
*	Spirit Airlines Inc.	4,482	175
*	Gates Industrial Corp. plc	14,437	172
	Norfolk Southern Corp.	878	170
	ADT Inc.	17,178	159
	Kelly Services Inc. Class A	6,660	146
	ACCO Brands Corp.	15,678	143
*	JetBlue Airways Corp.	7,375	142
*	Navistar International Corp.	4,300	140
	General Electric Co.	12,140	137
*	United Rentals Inc.	879	134
*	Resideo Technologies Inc.	13,553	132
*	US Xpress Enterprises Inc. Class A	26,405	127
	American Airlines Group Inc.	4,040	116
	Trinity Industries Inc.	5,358	113
	Teekay Tankers Ltd. Class A	5,400	102
	United Technologies Corp.	654	97
	Regal Beloit Corp.	1,164	95
*	Mesa Air Group Inc.	13,076	95
*	Atlas Air Worldwide Holdings Inc.	3,616	94
*	Colfax Corp.	2,788	94
	RR Donnelley & Sons Co.	23,306	92
	ManpowerGroup Inc.	986	91

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	Knight-Swift Transportation Holdings Inc.	2,433	90
	Macquarie Infrastructure Corp.	2,136	90
	Nordic American Tankers Ltd.	24,665	89
	Scorpio Tankers Inc.	2,584	89
	Schneider National Inc. Class B	3,868	88
	Hawaiian Holdings Inc.	2,797	85
	Alaska Air Group Inc.	1,217	84
	Quad/Graphics Inc.	18,632	84
*	Hub Group Inc. Class A	1,623	83
	DHT Holdings Inc.	11,069	81
	Genco Shipping & Trading Ltd.	7,454	78
	SFL Corp. Ltd.	5,484	78
*	Astronics Corp.	2,628	77
	Triumph Group Inc.	2,751	76
	SkyWest Inc.	1,179	74
*	International Seaways Inc.	2,765	73
*	Dorian LPG Ltd.	5,087	73
	AGCO Corp.	918	72
*	AECOM	1,606	70
*	Covenant Transportation Group Inc. Class A	5,043	68
*	Herc Holdings Inc.	1,429	67
	Scorpio Bulkers Inc.	10,894	67
*	Modine Manufacturing Co.	8,899	66
	GasLog Ltd.	6,923	65
*	Tutor Perini Corp.	3,990	63
*	Lydall Inc.	3,367	63
*	XPO Logistics Inc.	751	62
	Oshkosh Corp.	684	62
	Textron Inc.	1,334	62
	Ryder System Inc.	1,168	61
*	Great Lakes Dredge & Dock Corp.	5,709	61
	Wabash National Corp.	3,821	60
	PACCAR Inc.	737	60
	Cummins Inc.	324	59
	Pitney Bowes Inc.	12,213	57
	Werner Enterprises Inc.	1,562	57
	Arconic Inc.	1,804	56
*	Conduent Inc.	7,969	54
	EnPro Industries Inc.	802	53
	Allegiant Travel Co. Class A	311	53
*	Echo Global Logistics Inc.	2,614	52
	Primoris Services Corp.	2,355	52
*	TrueBlue Inc.	2,153	50
*	Allegheny Technologies Inc.	2,124	49
	AAR Corp.	1,077	48
	Altra Industrial Motion Corp.	1,460	48
	Snap-on Inc.	299	48
	Kennametal Inc.	1,372	48
	Greenbrier Cos. Inc.	1,661	47
*	Aegion Corp. Class A	2,139	46
*	MasTec Inc.	692	46
	Steelcase Inc. Class A	2,384	43
	Titan International Inc.	14,565	43
	Matson Inc.	1,121	42
	Ennis Inc.	2,027	42
	Deluxe Corp.	790	40
	Copa Holdings SA Class A	381	40
	Marten Transport Ltd.	1,876	40
*	Vectrus Inc.	763	39
	GATX Corp.	474	38
	Columbus McKinnon Corp.	908	37
*	Sykes Enterprises Inc.	1,020	36
	Granite Construction Inc.	1,357	35
	Quanta Services Inc.	815	34
*	Darling Ingredients Inc.	1,412	34
	Fluor Corp.	1,925	34
	Briggs & Stratton Corp.	5,854	31
*	Blue Bird Corp.	1,287	26
	Knoll Inc.	828	23
	ABM Industries Inc.	569	22
*	Sterling Construction Co. Inc.	1,483	22
*	CAI International Inc.	882	21
	H&E Equipment Services Inc.	550	18
*	MYR Group Inc.	447	15
	LSC Communications Inc.	29,167	13
			10,704
Technology (6.4%)
*	Micron Technology Inc.	10,205	485
	HP Inc.	23,985	482
	NXP Semiconductors NV	3,709	429
	International Business Machines Corp.	2,349	316
	Intel Corp.	4,910	285
	DXC Technology Co.	6,798	254
*	Unisys Corp.	14,971	170
	Cognizant Technology Solutions Corp. Class A	2,235	143
	TE Connectivity Ltd.	1,509	140
*	Flex Ltd.	10,379	123
	Jabil Inc.	3,141	122
*	ON Semiconductor Corp.	5,075	109
	Perspecta Inc.	3,777	104
	Hewlett Packard Enterprise Co.	6,540	104
*	TTM Technologies Inc.	7,148	96
*	Synaptics Inc.	1,633	93
*	Qorvo Inc.	820	85
	Benchmark Electronics Inc.	2,243	77
	AVX Corp.	3,719	76
	Vishay Intertechnology Inc.	3,775	75
*	Amkor Technology Inc.	5,928	72

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	Avnet Inc.	1,714	70
	Corning Inc.	2,353	68
	LogMeIn Inc.	840	65
	Xperi Corp.	3,304	65
*	Sanmina Corp.	1,975	63
*	SecureWorks Corp. Class A	5,255	60
	Western Digital Corp.	1,165	59
*	Photronics Inc.	4,876	57
*	EchoStar Corp. Class A	1,250	53
*	Insight Enterprises Inc.	795	52
*	Diebold Nixdorf Inc.	7,048	51
*	Meet Group Inc.	10,520	51
	Plantronics Inc.	2,009	51
*	Avaya Holdings Corp.	3,843	49
*	Ichor Holdings Ltd.	1,346	42
*	SMART Global Holdings Inc.	1,315	40
*	Pareteum Corp.	83,801	37
*	Ultra Clean Holdings Inc.	1,579	35
*	CommScope Holding Co. Inc.	2,557	35
	Juniper Networks Inc.	1,346	34
*	ScanSource Inc.	924	33
	Seagate Technology plc	543	32
	Skyworks Solutions Inc.	317	31
	Methode Electronics Inc.	827	31
*	Arrow Electronics Inc.	385	31
	TiVo Corp.	3,822	30
	j2 Global Inc.	290	28
*	Yandex NV Class A	612	26
	CDK Global Inc.	475	25
*	NETGEAR Inc.	614	15
*	NetScout Systems Inc.	586	15
			5,174
Utilities (7.6%)
	Duke Energy Corp.	6,588	581
	AT&T Inc.	15,231	569
	Exelon Corp.	12,343	548
*	T-Mobile US Inc.	4,850	381
	Southern Co.	5,596	347
	Sempra Energy	2,057	303
	Verizon Communications Inc.	4,899	295
	Portland General Electric Co.	3,341	185
	Pinnacle West Capital Corp.	2,094	183
	Consolidated Edison Inc.	2,074	180
	Black Hills Corp.	2,309	177
	DTE Energy Co.	1,385	173
	Public Service Enterprise Group Inc.	2,869	170
	OGE Energy Corp.	4,022	169
	Ameren Corp.	2,215	165
	American Electric Power Co. Inc.	1,680	154
	ALLETE Inc.	1,850	148
	Avangrid Inc.	2,781	135
	Vistra Energy Corp.	4,859	129
	NRG Energy Inc.	2,943	117
	PPL Corp.	3,217	110
	Clearway Energy Inc.	4,278	85
	Dominion Energy Inc.	990	82
	CenterPoint Energy Inc.	3,200	79
	National Fuel Gas Co.	1,710	77
	FirstEnergy Corp.	1,599	76
	AES Corp.	3,928	74
	Southwest Gas Holdings Inc.	976	74
	Evergy Inc.	1,157	73
	Telephone & Data Systems Inc.	2,710	64
*	United States Cellular Corp.	1,469	50
	Spire Inc.	622	48
	NorthWestern Corp.	659	47
	CenturyLink Inc.	2,779	40
	Consolidated Communications Holdings Inc.	9,815	36
*	Frontier Communications Corp.	39,396	27
			6,151
Total Common Stocks
(Cost $80,173)			80,762
Temporary Cash Investment (0.3%)[1]
Money Market Fund (0.3%)
[2]	Vanguard Market Liquidity Fund, 1.841% (Cost $222)	2,219	222
Total Investments (99.8%)
(Cost $80,395)			80,984

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	3
Receivables for Accrued Income	172
Other Assets[3]	19
Total Other Assets	194
Liabilities
Payables to Vanguard	(5)
Variation Margin Payable—Futures Contracts	(1)
Total Liabilities	(6)
Net Assets (100%)
Applicable to 1,075,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	81,172
Net Asset Value Per Share	$75.51

U.S. Value Factor ETF

At November 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	82,349
Total Distributable Earnings (Loss)	(1,177)
Net Assets	81,172

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

[1]	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.0%, respectively, of net assets.

[2]	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

[3]	Cash of $19,000 has been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Micro E-mini S&P 500	December 2019	13	204	6
E-mini Russell 2000 Index	December 2019	1	81	4
				10

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF

Statement of Operations

Year Ended
November 30, 2019
($000)
Investment Income
Income
Dividends	1,394
Interest[1]	5
Total Income	1,399
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	54
Marketing and Distribution	—
Custodian Fees	6
Auditing Fees	17
Shareholders’ Reports	1
Total Expenses	78
Expenses Paid Indirectly	(4)
Net Expenses	74
Net Investment Income	1,325
Realized Net Gain (Loss)
Investment Securities Sold[1]	(2,138)
Futures Contracts	18
Realized Net Gain (Loss)	(2,120)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	2,432
Futures Contracts	5
Change in Unrealized Appreciation (Depreciation)	2,437
Net Increase (Decrease) in Net Assets Resulting from Operations	1,642

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,000, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF

Statement of Changes in Net Assets

		February 13,
	Year Ended	2018[1] to
	November 30,	November 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,325	434
Realized Net Gain (Loss)	(2,120)	(8)
Change in Unrealized Appreciation (Depreciation)	2,437	(1,838)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,642	(1,412)
Distributions
Net Investment Income	(1,121)	(286)
Realized Capital Gain	—	—
Total Distributions	(1,121)	(286)
Capital Share Transactions
Issued	65,325	38,871
Issued in Lieu of Cash Distributions	—	—
Redeemed	(21,847)	—
Net Increase (Decrease) from Capital Share Transactions	43,478	38,871
Total Increase (Decrease)	43,999	37,173
Net Assets
Beginning of Period	37,173	—
End of Period	81,172	37,173

1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF

Financial Highlights

	Year	Feb. 13,
	Ended	2018[1] to
	Nov. 30,	Nov. 30,
For a Share Outstanding Throughout Each Period	2019	2018
Net Asset Value, Beginning of Period	$74.35	$75.00
Investment Operations
Net Investment Income[2]	1.671	1.276
Net Realized and Unrealized Gain (Loss) on Investments	1.053	(1.295)
Total from Investment Operations	2.724	(.019)
Distributions
Dividends from Net Investment Income	(1.564)	(.631)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.564)	(.631)
Net Asset Value, End of Period	$75.51	$74.35

Total Return	3.83%	-0.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$81	$37
Ratio of Total Expenses to Average Net Assets	0.14%[3]	0.13%[4]
Ratio of Net Investment Income to Average Net Assets	2.32%	2.05%[4]
Portfolio Turnover Rate	73%	16%

1 Inception.

2 Calculated based on average shares outstanding.

3 The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.13%.

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF

Notes to Financial Statements

Vanguard U.S. Value Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2018–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

U.S. Value Factor ETF

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2019, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2019, the fund had contributed to Vanguard capital in the amount of $3,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.     The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2019, custodian fee offset arrangements reduced the fund’s expenses by $4,000 (an annual rate of 0.01% of average net assets).

D.     Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

U.S. Value Factor ETF

At November 30, 2019, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

E.      Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	381
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(2,147)
Net Unrealized Gains (Losses)	589

As of November 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	80,395
Gross Unrealized Appreciation	7,172
Gross Unrealized Depreciation	(6,583)
Net Unrealized Appreciation (Depreciation)	589

F.       During the year ended November 30, 2019, the fund purchased $84,695,000 of investment securities and sold $41,183,000 of investment securities, other than temporary cash investments.

G.       Capital shares issued and redeemed were:

	Year Ended	February 13, 2018[1] to
	November 30, 2019	November 30, 2018
	Shares	Shares
	(000)	(000)
Issued	900	500
Issued in Lieu of Cash Distributions	—	—
Redeemed	(325)	—
Net Increase (Decrease) in Shares Outstanding	575	500

1 Inception.

U.S. Value Factor ETF

At November 30, 2019, one shareholder was the record or beneficial owner of 30% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H.     Management has determined that no events or transactions occurred subsequent to November 30, 2019, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Wellington Fund and Shareholders of Vanguard U.S. Liquidity Factor ETF, Vanguard U.S. Minimum Volatility ETF, Vanguard U.S. Momentum Factor ETF, Vanguard U.S. Multifactor ETF, Vanguard U.S. Quality Factor ETF and Vanguard U.S. Value Factor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of Vanguard U.S. Liquidity Factor ETF, Vanguard U.S. Minimum Volatility ETF, Vanguard U.S. Momentum Factor ETF, Vanguard U.S. Multifactor ETF, Vanguard U.S. Quality Factor ETF and Vanguard U.S. Value Factor ETF (six of the funds constituting Vanguard Wellington Fund, hereafter collectively referred to as the “Funds”) as of November 30, 2019, the related statements of operations for the year ended November 30, 2019 and the statements of changes in net assets and the financial highlights for the year ended November 30, 2019 and for the period February 13, 2018 (inception) through November 30, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2019, the results of each of their operations for the year ended November 30, 2019, and the changes in each of their net assets and each of the financial highlights for the year ended November 30, 2019 and for the period February 13, 2018 (inception) through November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for Vanguard U.S. Factor ETFs

This information for the fiscal year ended November 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
U.S Liquidity Factor ETF	261
U.S. Minimum Volatility ETF	560
U.S. Momentum Factor ETF	296
U.S. Multifactor ETF	1,366
U.S. Quality Factor ETF	294
U.S. Value Factor ETF	1,121

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
U.S Liquidity Factor ETF	77.6%
U.S. Minimum Volatility ETF	59.4
U.S. Momentum Factor ETF	76.7
U.S. Multifactor ETF	100.0
U.S. Quality Factor ETF	100.0
U.S. Value Factor ETF	92.4

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

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Fund Information > 800-662-7447

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Institutional Investor Services > 800-523-1036

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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q44190 012020

Annual Report | November 30, 2019 Vanguard U.S. Multifactor Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they may reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

December 17, 2019

1

Your Fund’s Performance at a Glance

• Vanguard U.S. Multifactor Fund returned 6.54% for the 12 months ended November 30, 2019. It underperformed its benchmark, the Russell 3000 Index, which returned 15.49%.

• The fund seeks to provide long-term capital appreciation by investing in stocks that have relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals as determined by the advisor.

• All nine of the fund’s industry sectors dampened relative performance as tilts toward value and small-capitalization stocks were out of favor during the 12 months. Technology, consumer discretionary, and financial services detracted the most.

• An underweight position and poor stock selection in technology, particularly software companies, were among the biggest reasons the fund underperformed, as was poor selection in the consumer discretionary sector, particularly hotel, restaurant, and leisure stocks.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.10%	14.67%	10.80%
Russell 2000 Index (Small-caps)	7.51	8.57	8.22
Russell 3000 Index (Broad U.S. market)	15.49	14.22	10.61
FTSE All-World ex US Index (International)	11.50	9.39	4.20

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	10.79%	4.10%	3.08%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.49	5.02	3.57
FTSE Three-Month U.S. Treasury Bill Index	2.31	1.61	1.01

CPI
Consumer Price Index	2.05%	2.14%	1.72%

2

Advisor’s Report

Vanguard U.S. Multifactor Fund returned 6.54% for the 12 months ended November 30, 2019. It underperformed the 15.49% return of its benchmark, the Russell 3000 Index.

The fund seeks to create a portfolio with broad equity exposure and the potential for long-term capital appreciation by investing in stocks with relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals. To promote diversification and to mitigate exposure to less liquid and more volatile stocks, a rules-based screen is applied to the universe of all U.S. large-, mid-, and small-capitalization stocks. We then evaluate the remaining securities based on exposure to momentum, quality, and value factors.

The investment environment

Although the broad-market Russell 3000 Index of U.S. stocks advanced 15.49%, the recent macroeconomic environment—characterized by high economic and policy uncertainty, low GDP growth, and low interest rates—contributed to some extraordinary trends in the equity markets. These trends include:

• Value underperformance. The markets have experienced the longest stretch of value underperformance since the dot-com bubble burst in 2000. Investors have flocked to high-growth-potential companies, hoping for higher expected returns without necessarily looking at the underlying earnings. Those companies then trade at inflated valuations that are increasingly diverging from those of value companies.

• Small-cap underperformance. Small-caps trailed large-caps by an increasingly wide margin toward the end of the period. This is typical at this point in the market cycle. As growth slows and the market becomes more volatile, large-cap companies with more consistent earnings and stronger balance sheets typically outperform, and riskier small companies tend to lag.

• Trading on sentiment. The equity market has been trading mostly on sentiment. Investors have reacted to macroeconomic shocks such as tariffs and Federal Reserve rate announcements while largely ignoring fundamentals (such as quality and growth) since May 2018.

• Junk rally. A big junk rally during which stocks with high valuations and low-quality earnings have outperformed began in January 2019. It has been a typical risk-on and fundamental-off market, with investors giving up safety for returns.

Although markets such as the current one can be challenging, maintaining a long-term focus is crucial. These conditions are not unusual at the late stage of a business cycle.

3

Just like any other form of active equity strategy, ours is designed to deliver long-term outperformance. Often, quantitatively driven funds are some of the first to bounce back after a drop in the markets. They can weather unpredictability through expert portfolio managers, analysts, and traders who stay focused on historical trends and perform regular, in-depth data analysis.

The fund’s successes and shortfalls

Exposure to small-cap stocks dampened returns for the U.S. Multifactor Fund. All nine of the fund’s industry sectors detracted from relative performance for the period. Holdings in technology, consumer discretionary, and financial services retreated the most. Our underweight position and poor selection in technology, particularly software companies, were among the biggest reasons the fund underperformed, as was poor selection in the consumer discretionary sector, particularly hotel, restaurant, and leisure stocks.

We expect our approach to portfolio construction to produce long-term capital appreciation that reflects the factors emphasized by the fund. Results will vary over different periods across the different factors. However, we believe that focusing on the risk-adjusted returns of the portfolio relative to its targeted factors and the benchmark will serve investors well over time.

We thank you for your investment and look forward to serving you in the period ahead.

Antonio Picca, Senior Portfolio Manager,

Head of Factor-Based Strategies

Vanguard Quantitative Equity Group

December 16, 2019

4

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

5

Six Months Ended November 30, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Multifactor Fund	5/31/2019	11/30/2019	Period
Based on Actual Fund Return	$1,000.00	$1,130.03	$0.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.17	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for the period is 0.18%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

6

U.S. Multifactor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 15, 2018, Through November 30, 2019

Initial Investment of $50,000

	Average Annual Total Returns
	Periods Ended November 30, 2019
		Since	Final Value
	One	Inception	of a $50,000
	Year	(2/15/2018)	Investment
U.S. Multifactor Fund	6.54%	2.96%	$52,681
Russell 3000 Index	15.49	9.78	59,088

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

7

U.S. Multifactor Fund

Sector Diversification

As of November 30, 2019

Consumer Discretionary	17.0%
Consumer Staples	6.4
Energy	3.3
Financial Services	24.2
Health Care	8.4
Materials & Processing	6.1
Producer Durables	18.2
Technology	14.0
Utilities	2.4

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided an RGS classification as of the effective reporting period.

8

U.S. Multifactor Fund

Financial Statements

Statement of Net Assets

As of November 30, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (98.5%)[1]
Consumer Discretionary (16.8%)
	Target Corp.	2,984	373
	Walmart Inc.	2,372	283
	Estee Lauder Cos. Inc. Class A	1,168	228
	eBay Inc.	6,399	227
	Aaron’s Inc.	2,804	164
	Rent-A-Center Inc.	6,237	162
*	Deckers Outdoor Corp.	891	150
	Starbucks Corp.	1,696	145
*	Lululemon Athletica Inc.	639	144
*	Helen of Troy Ltd.	821	133
	Brinker International Inc.	2,845	128
	La-Z-Boy Inc.	3,296	104
*	Stoneridge Inc.	3,165	95
*	NVR Inc.	23	87
*	Skechers U.S.A. Inc. Class A	2,131	86
*	Sally Beauty Holdings Inc.	4,616	85
	Acushnet Holdings Corp.	2,804	84
	Comcast Corp. Class A	1,886	83
*	Career Education Corp.	4,869	81
	Costco Wholesale Corp.	263	79
*	Discovery Communications Inc. Class A	2,358	78
	Winnebago Industries Inc.	1,543	73
	Nexstar Media Group Inc. Class A	664	72
	Williams-Sonoma Inc.	1,011	70
	PulteGroup Inc.	1,747	69
*	AutoZone Inc.	58	68
	Ralph Lauren Corp. Class A	617	66
*	Henry Schein Inc.	957	66
	Sonic Automotive Inc. Class A	1,973	65
	Group 1 Automotive Inc.	621	64
	Whirlpool Corp.	422	60
	Dine Brands Global Inc.	724	60
	Gentex Corp.	2,058	58
	Lear Corp.	453	55
*	Denny’s Corp.	2,738	54
	Standard Motor Products Inc.	1,037	52
*	K12 Inc.	2,610	51
	Johnson Outdoors Inc. Class A	784	51
*	Altice USA Inc. Class A	1,972	50
*	1-800-Flowers.com Inc. Class A	3,580	48
*	Meritage Homes Corp.	724	48
	Cracker Barrel Old Country Store Inc.	313	48
	Buckle Inc.	1,659	46
	Cooper Tire & Rubber Co.	1,594	46
	Garmin Ltd.	469	46
	Fortune Brands Home & Security Inc.	710	45
	Autoliv Inc.	548	45
*	Sonos Inc.	3,220	45
*	American Woodmark Corp.	417	43
	Dillard’s Inc. Class A	548	39
	Dick’s Sporting Goods Inc.	855	39
	Meredith Corp.	1,110	39
*	Beazer Homes USA Inc.	2,456	38
	Sinclair Broadcast Group Inc. Class A	1,056	37
	Cato Corp. Class A	1,926	37
*	Gentherm Inc.	825	35
	Scholastic Corp.	923	34
	Ethan Allen Interiors Inc.	1,844	33
	Expedia Group Inc.	322	33
	LCI Industries	303	32
*	Adtalem Global Education Inc.	940	32
*	Murphy USA Inc.	266	31
*	Booking Holdings Inc.	16	31
*	Zumiez Inc.	1,019	30
	BorgWarner Inc.	703	30
	Jack in the Box Inc.	366	29
	Graham Holdings Co. Class B	45	28
*	Crocs Inc.	784	27
*	M/I Homes Inc.	573	25

9

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
	National CineMedia Inc.	3,622	24
*	Tempur Sealy International Inc.	279	24
*	Dorman Products Inc.	309	23
*	Genesco Inc.	612	23
	John Wiley & Sons Inc. Class A	466	22
*	MSG Networks Inc.	1,235	20
*	Sleep Number Corp.	367	18
*	American Public Education Inc.	667	17
	Movado Group Inc.	792	16
*	Lindblad Expeditions Holdings Inc.	986	15
	TEGNA Inc.	995	15
	Omnicom Group Inc.	190	15
	Yum China Holdings Inc.	326	15
	Steven Madden Ltd.	312	13
	GameStop Corp. Class A	1,872	12
	Inter Parfums Inc.	150	11
*	AMC Networks Inc. Class A	246	9
*	Vera Bradley Inc.	856	9
	Best Buy Co. Inc.	114	9
			5,532
Consumer Staples (6.3%)
	Procter & Gamble Co.	2,409	294
	Walgreens Boots Alliance Inc.	4,081	243
	Sysco Corp.	1,848	149
	John B Sanfilippo & Son Inc.	1,502	147
	Hershey Co.	936	139
	Kimberly-Clark Corp.	1,012	138
	General Mills Inc.	2,561	137
	Weis Markets Inc.	2,768	110
	Ingles Markets Inc. Class A	2,382	106
	Tootsie Roll Industries Inc.	2,541	87
	Coca-Cola European Partners plc	1,699	86
	Coca-Cola Consolidated Inc.	220	59
	J&J Snack Foods Corp.	319	59
	Casey’s General Stores Inc.	332	58
*	Boston Beer Co. Inc. Class A	126	48
	Kroger Co.	1,771	48
*	US Foods Holding Corp.	1,197	48
	Tyson Foods Inc. Class A	482	43
*	Pilgrim’s Pride Corp.	791	25
	Universal Corp.	377	20
*	Performance Food Group Co.	355	17
	Ingredion Inc.	192	16
	Hormel Foods Corp.	293	13
			2,090
Energy (3.3%)
	ConocoPhillips	3,773	226
	Chevron Corp.	792	93
*	Matrix Service Co.	3,875	81
	Arch Coal Inc. Class A	1,049	78
	Solaris Oilfield Infrastructure Inc. Class A	6,394	69
	World Fuel Services Corp.	1,614	68
	CVR Energy Inc.	1,261	55
	Delek US Holdings Inc.	1,521	52
	Warrior Met Coal Inc.	2,499	51
*	Talos Energy Inc.	2,125	49
	DMC Global Inc.	1,028	47
	EOG Resources Inc.	586	42
	Devon Energy Corp.	1,783	39
*	Select Energy Services Inc. Class A	4,756	36
*	Bonanza Creek Energy Inc.	1,884	33
	Liberty Oilfield Services Inc. Class A	3,150	28
	Cactus Inc. Class A	388	12
*	REX American Resources Corp.	99	9
*	ProPetro Holding Corp.	777	7
			1,075
Financial Services (23.8%)
	JPMorgan Chase & Co.	2,553	336
	Bank of America Corp.	7,953	265
	Wells Fargo & Co.	4,517	246
	American Express Co.	2,027	243
	Citigroup Inc.	3,194	240
	Aon plc	1,103	225
	S&P Global Inc.	776	205
	MetLife Inc.	4,104	205
	Moody’s Corp.	719	163
	Santander Consumer USA Holdings Inc.	6,882	162
	PNC Financial Services Group Inc.	951	146
	Primerica Inc.	958	128
	First BanCorp	11,841	124
	Hanover Insurance Group Inc.	879	119
	Aflac Inc.	2,135	117
	Synchrony Financial	3,064	115
	Allstate Corp.	990	110
	Mastercard Inc. Class A	375	110
	American International Group Inc.	2,000	105
	Zions Bancorp NA	1,947	97
	NBT Bancorp Inc.	2,400	96
	CIT Group Inc.	2,030	92
	Discover Financial Services	1,055	90
	Ameriprise Financial Inc.	519	85

10

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
	M&T Bank Corp.	510	84
	Central Pacific Financial Corp.	2,890	84
	Nelnet Inc. Class A	1,317	83
	Bank of New York Mellon Corp.	1,639	80
	International Bancshares Corp.	1,814	77
	Citizens Financial Group Inc.	1,999	77
	AXA Equitable Holdings Inc.	3,074	76
	Radian Group Inc.	2,931	76
	Erie Indemnity Co. Class A	444	75
	Flagstar Bancorp Inc.	1,909	71
	Trustmark Corp.	2,035	70
	Essent Group Ltd.	1,260	69
	Hilltop Holdings Inc.	2,758	68
	Federated Investors Inc. Class B	2,007	67
	Great Western Bancorp Inc.	1,910	66
*	Arch Capital Group Ltd.	1,563	66
	Commerce Bancshares Inc.	960	64
	Dime Community Bancshares Inc.	3,191	64
*	Everi Holdings Inc.	4,720	64
	Visa Inc. Class A	342	63
	Boston Private Financial Holdings Inc.	5,297	62
	Regions Financial Corp.	3,709	62
	Sterling Bancorp	3,013	62
	Ally Financial Inc.	1,907	61
	iStar Inc.	4,625	60
*	HomeStreet Inc.	1,821	58
	Piper Jaffray Cos.	718	58
	Independent Bank Corp.	2,592	58
	Voya Financial Inc.	958	56
	Fulton Financial Corp.	3,152	54
	FirstCash Inc.	658	53
	South State Corp.	634	53
	Stifel Financial Corp.	840	53
	Univest Financial Corp.	2,000	52
	Hope Bancorp Inc.	3,542	51
	Meridian Bancorp Inc.	2,534	51
	United Community Banks Inc.	1,627	50
	Globe Life Inc.	472	49
	Northern Trust Corp.	449	48
	Huntington Bancshares Inc.	3,154	47
	S&T Bancorp Inc.	1,210	46
*	Credit Acceptance Corp.	106	46
	MarketAxess Holdings Inc.	112	45
*	Euronet Worldwide Inc.	283	44
	KeyCorp	2,292	44
*	Fair Isaac Corp.	120	44
	Popular Inc.	783	43
	T. Rowe Price Group Inc.	348	43
	Washington Federal Inc.	1,157	43
	BancFirst Corp.	696	41
	Reinsurance Group of America Inc. Class A	241	40
	US Bancorp	645	39
	Federal Agricultural Mortgage Corp.	461	38
	Western Alliance Bancorp	726	38
	Renasant Corp.	1,053	37
	First Horizon National Corp.	2,257	36
	Home BancShares Inc.	1,919	36
	Assured Guaranty Ltd.	700	35
	Principal Financial Group Inc.	628	35
	First Citizens BancShares Inc. Class A	64	33
	BankUnited Inc.	865	30
	Lincoln National Corp.	490	29
	Willis Towers Watson plc	141	28
	Credicorp Ltd.	130	27
	Comerica Inc.	385	27
	First Hawaiian Inc.	935	27
*	Third Point Reinsurance Ltd.	2,707	26
	EVERTEC Inc.	794	26
	FactSet Research Systems Inc.	91	24
	First Bancorp	598	23
	Franklin Resources Inc.	836	23
	Cohen & Steers Inc.	341	23
	Lakeland Financial Corp.	467	22
	Evercore Inc. Class A	269	21
	Southside Bancshares Inc.	584	21
	National Western Life Group Inc. Class A	75	19
	Bank of Hawaii Corp.	207	19
	OFG Bancorp	798	17
	Tompkins Financial Corp.	189	16
	HCI Group Inc.	353	16
	Bryn Mawr Bank Corp.	394	15
	E*TRADE Financial Corp.	344	15
	Cathay General Bancorp	410	15
	Preferred Bank	270	15
	Loews Corp.	292	15
	Bank of NT Butterfield & Son Ltd.	430	15
	Investors Bancorp Inc.	1,217	15
	New York Community Bancorp Inc.	1,202	14
	Raymond James Financial Inc.	157	14
*	Marcus & Millichap Inc.	352	13
*	Athene Holding Ltd. Class A	281	13
	Affiliated Managers Group Inc.	138	12

11

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
	Unum Group	353	11
	1st Source Corp.	181	9
	Safety Insurance Group Inc.	87	9
	Provident Financial Services Inc.	346	8
	Waddell & Reed Financial Inc. Class A	501	8
			7,852
Health Care (8.3%)
	Merck & Co. Inc.	3,511	306
*	Edwards Lifesciences Corp.	798	195
	Gilead Sciences Inc.	2,700	182
	Johnson & Johnson	1,135	156
*	Biogen Inc.	429	129
*	Medpace Holdings Inc.	1,660	127
	Danaher Corp.	871	127
	Dentsply Sirona Inc.	2,246	127
	HCA Healthcare Inc.	781	108
*	Veeva Systems Inc. Class A	634	95
	Chemed Corp.	201	86
*	NextGen Healthcare Inc.	3,686	68
	Bruker Corp.	1,286	66
*	Eagle Pharmaceuticals Inc.	1,107	65
	McKesson Corp.	445	64
	Bristol-Myers Squibb Co.	1,104	63
	Patterson Cos. Inc.	2,850	55
*	Jazz Pharmaceuticals plc	357	54
*	Masimo Corp.	316	49
*	Horizon Therapeutics plc	1,338	44
*	Tenet Healthcare Corp.	1,362	44
*	Arena Pharmaceuticals Inc.	900	43
*	Anika Therapeutics Inc.	732	42
*	BioSpecifics Technologies Corp.	767	42
*	Lantheus Holdings Inc.	1,978	41
*	Exelixis Inc.	2,463	41
*	Cutera Inc.	1,048	40
*	CorVel Corp.	444	37
*	Alexion Pharmaceuticals Inc.	312	36
*	Premier Inc. Class A	934	33
	STERIS plc	190	29
*	Corcept Therapeutics Inc.	2,215	28
*	ANI Pharmaceuticals Inc.	442	27
	Atrion Corp.	31	22
*	Integer Holdings Corp.	184	14
	Cardinal Health Inc.	246	14
*	Amphastar Pharmaceuticals Inc.	626	12
*	HMS Holdings Corp.	336	10
	Hill-Rom Holdings Inc.	81	9
			2,730
Materials & Processing (6.0%)
	Air Products & Chemicals Inc.	558	132
	Belden Inc.	1,383	74
	Universal Forest Products Inc.	1,477	73
*	Builders FirstSource Inc.	2,844	72
	Reliance Steel & Aluminum Co.	596	70
	Ball Corp.	1,057	70
	Huntsman Corp.	2,978	67
*	Crown Holdings Inc.	850	65
	Ingersoll-Rand plc	476	62
	Armstrong World Industries Inc.	584	56
*	Rexnord Corp.	1,773	56
*	JELD-WEN Holding Inc.	2,321	53
*	BMC Stock Holdings Inc.	1,667	49
	Haynes International Inc.	1,308	48
*	Foundation Building Materials Inc.	2,259	46
	Scotts Miracle-Gro Co.	454	46
	Quanex Building Products Corp.	2,298	45
	DuPont de Nemours Inc.	676	44
	Owens Corning	649	44
	Materion Corp.	736	43
	Timken Co.	823	43
	Carpenter Technology Corp.	809	43
	CF Industries Holdings Inc.	914	42
	Simpson Manufacturing Co. Inc.	508	41
	Louisiana-Pacific Corp.	1,377	41
	FMC Corp.	393	39
	Apogee Enterprises Inc.	1,006	38
	Innospec Inc.	386	38
	Acuity Brands Inc.	288	38
	Boise Cascade Co.	954	36
*	Trex Co. Inc.	420	36
*	Beacon Roofing Supply Inc.	1,214	36
	Nucor Corp.	602	34
	Silgan Holdings Inc.	1,029	32
	Schnitzer Steel Industries Inc.	1,345	29
	Stepan Co.	255	25
*	AdvanSix Inc.	1,211	25
	AAON Inc.	424	21
	Domtar Corp.	525	20
*	Gibraltar Industries Inc.	369	19
	Sealed Air Corp.	487	18
	Kronos Worldwide Inc.	1,306	18

12

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
	Schweitzer-Mauduit International Inc.	364	16
	Steel Dynamics Inc.	456	15
	Advanced Drainage Systems Inc.	392	15
			1,973
Producer Durables (18.0%)
	Southwest Airlines Co.	5,737	331
	Johnson Controls International plc	5,376	230
	Delta Air Lines Inc.	3,820	219
	Accenture plc Class A	985	198
	Oshkosh Corp.	1,748	158
*	FTI Consulting Inc.	1,255	137
*	Zebra Technologies Corp.	475	119
	Eaton Corp. plc	1,251	116
	Kennametal Inc.	3,102	108
	Lockheed Martin Corp.	273	107
	Illinois Tool Works Inc.	597	104
	HEICO Corp.	784	102
	Dover Corp.	906	101
	MSC Industrial Direct Co. Inc. Class A	1,248	92
	Snap-on Inc.	561	90
	Cummins Inc.	449	82
*	Atkore International Group Inc.	1,894	79
	Schneider National Inc. Class B	3,374	77
*	JetBlue Airways Corp.	3,981	77
	Allison Transmission Holdings Inc.	1,579	76
*	Great Lakes Dredge & Dock Corp.	7,133	76
	CSW Industrials Inc.	1,001	74
*	TriNet Group Inc.	1,344	74
	ManpowerGroup Inc.	780	72
*	TrueBlue Inc.	3,087	72
	Marten Transport Ltd.	3,353	71
	Xerox Holdings Corp.	1,813	71
	Jacobs Engineering Group Inc.	766	71
	AGCO Corp.	858	67
*	Keysight Technologies Inc.	626	67
	Spirit AeroSystems Holdings Inc. Class A	757	66
	Arconic Inc.	2,113	65
	Korn Ferry	1,599	63
	Northrop Grumman Corp.	177	62
	ITT Inc.	891	62
*	Hub Group Inc. Class A	1,213	62
	PACCAR Inc.	747	61
	Encore Wire Corp.	992	58
*	Astronics Corp.	1,955	57
	Knoll Inc.	2,058	57
	Federal Signal Corp.	1,674	55
	Moog Inc. Class A	634	54
	McGrath RentCorp	742	54
	HNI Corp.	1,379	54
	Columbus McKinnon Corp.	1,290	53
	Steelcase Inc. Class A	2,895	52
	Trinity Industries Inc.	2,315	49
*	TopBuild Corp.	436	48
*	MasTec Inc.	719	48
	EnPro Industries Inc.	708	47
	IDEX Corp.	284	46
*	United Rentals Inc.	296	45
	Heartland Express Inc.	2,106	45
*	Dorian LPG Ltd.	3,140	45
	Knight-Swift Transportation Holdings Inc.	1,207	45
	Alaska Air Group Inc.	645	44
*	Allegheny Technologies Inc.	1,902	44
	Badger Meter Inc.	703	44
	MAXIMUS Inc.	582	43
	Resources Connection Inc.	2,727	42
	Barrett Business Services Inc.	472	42
	DHT Holdings Inc.	5,452	40
	Hubbell Inc. Class B	270	40
	Kforce Inc.	1,003	40
	Scorpio Tankers Inc.	1,142	39
	Triton International Ltd.	1,023	39
	Carlisle Cos. Inc.	244	38
*	United Airlines Holdings Inc.	404	37
	Watts Water Technologies Inc. Class A	380	37
	Albany International Corp. Class A	438	37
	Tetra Tech Inc.	401	35
	Regal Beloit Corp.	431	35
	Mesa Laboratories Inc.	144	34
	Herman Miller Inc.	702	34
*	MYR Group Inc.	896	31
*	WESCO International Inc.	570	30
	Werner Enterprises Inc.	789	29
*	Napco Security Technologies Inc.	908	28
	Parker-Hannifin Corp.	137	27
*	Sykes Enterprises Inc.	753	26
	ESCO Technologies Inc.	286	25
	Kelly Services Inc. Class A	1,085	24
	Franklin Electric Co. Inc.	425	24
	Wabash National Corp.	1,433	23
*	Modine Manufacturing Co.	2,946	22
	Graco Inc.	405	20
	nVent Electric plc	787	19
	TTEC Holdings Inc.	401	18

13

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
*	Echo Global Logistics Inc.	895	18
	Brady Corp. Class A	305	17
	Alamo Group Inc.	146	17
*	OSI Systems Inc.	164	16
	Ennis Inc.	778	16
	Robert Half International Inc.	266	15
	ABM Industries Inc.	403	15
	Heidrick & Struggles International Inc.	473	15
	ACCO Brands Corp.	1,486	14
	Crane Co.	124	10
			5,914
Technology (13.7%)
	Intel Corp.	5,463	317
	QUALCOMM Inc.	3,053	255
*	Micron Technology Inc.	4,976	237
	NXP Semiconductors NV	1,975	228
	Applied Materials Inc.	3,735	216
*	Facebook Inc. Class A	1,018	205
	Lam Research Corp.	670	179
	Texas Instruments Inc.	1,403	169
	Jabil Inc.	4,110	160
*	Paycom Software Inc.	572	158
*	Qorvo Inc.	1,401	146
*	Insight Enterprises Inc.	1,964	129
*	Diodes Inc.	2,787	129
*	Fabrinet	2,051	124
	TE Connectivity Ltd.	1,327	123
	Cisco Systems Inc.	2,632	119
	Intuit Inc.	382	99
*	Akamai Technologies Inc.	1,095	95
*	Cirrus Logic Inc.	1,264	91
	Teradyne Inc.	1,409	88
	PC Connection Inc.	1,617	80
*	Perficient Inc.	1,830	77
	Seagate Technology plc	1,252	75
	VMware Inc. Class A	461	72
	CDW Corp.	530	72
*	Yandex NV Class A	1,649	69
	AVX Corp.	3,001	61
	Xperi Corp.	2,919	58
	Apple Inc.	197	53
	Hewlett Packard Enterprise Co.	3,206	51
	Vishay Intertechnology Inc.	2,536	51
*	NCR Corp.	1,443	47
*	Amkor Technology Inc.	3,787	46
	Avnet Inc.	1,008	41
*	Photronics Inc.	3,171	37
*	Stratasys Ltd.	1,861	34
*	Ciena Corp.	886	34
*	Lattice Semiconductor Corp.	1,740	33
	NIC Inc.	1,382	31
*	FormFactor Inc.	1,207	28
	j2 Global Inc.	281	27
*	Mitek Systems Inc.	3,636	26
*	Sanmina Corp.	735	23
	Motorola Solutions Inc.	139	23
*	Unisys Corp.	1,998	23
*	Manhattan Associates Inc.	254	21
*	Cadence Design Systems Inc.	276	19
*	Knowles Corp.	838	18
*	Flex Ltd.	1,460	17
	Skyworks Solutions Inc.	103	10
			4,524
Utilities (2.3%)
	AT&T Inc.	4,999	187
	Southern Co.	2,727	169
	Hawaiian Electric Industries Inc.	2,502	109
	Verizon Communications Inc.	1,607	97
	Portland General Electric Co.	1,535	85
	American Electric Power Co. Inc.	704	64
	Ameren Corp.	604	45
	Eversource Energy	200	17
			773
Total Common Stocks (Cost $29,516)			32,463
Temporary Cash Investment (1.2%)[1]
Money Market Fund (1.2%)
[2]	Vanguard Market Liquidity Fund, 1.841% (Cost $380)	3,801	380
Total Investments (99.7%)
(Cost $29,896)			32,843

14

U.S. Multifactor Fund

Amount
($000)
Other Assets and Liabilities (0.3%)
Other Assets
Investment in Vanguard	2
Receivables for Accrued Income	54
Receivables for Capital Shares Issued	21
Other Assets[3]	25
Total Other Assets	102
Liabilities
Payables for Investment Securities Purchased	(1)
Payables to Vanguard	(2)
Variation Margin Payable—Futures Contracts	(2)
Total Liabilities	(5)
Net Assets (100%)
Applicable to 1,281,563 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	32,940
Net Asset Value Per Share	$25.70

At November 30, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	32,591
Total Distributable Earnings (Loss)	349
Net Assets	32,940

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and -0.2%, respectively, of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Cash of $25,000 has been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2019	2	162	—
E-mini S&P 500 Index	December 2019	1	157	4
Micro E-mini S&P 500 Index	December 2019	8	126	1
				5

See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Multifactor Fund

Statement of Operations

Year Ended
November 30, 2019
($000)
Investment Income
Income
Dividends	642
Interest[1]	9
Total Income	651
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	23
Marketing and Distribution	—
Custodian Fees	5
Auditing Fees	31
Shareholders’ Reports	1
Total Expenses	60
Net Investment Income	591
Realized Net Gain (Loss)
Investment Securities Sold[1]	(2,271)
Futures Contracts	35
Realized Net Gain (Loss)	(2,236)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	3,722
Futures Contracts	1
Change in Unrealized Appreciation (Depreciation)	3,723
Net Increase (Decrease) in Net Assets Resulting from Operations	2,078

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $9,000, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Multifactor Fund

Statement of Changes in Net Assets

		February 15,
	Year Ended	2018[1] to
	November 30,	November 30,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	591	393
Realized Net Gain (Loss)	(2,236)	(498)
Change in Unrealized Appreciation (Depreciation)	3,723	(771)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,078	(876)
Distributions
Net Investment Income	(566)	(287)
Realized Capital Gain	—	—
Total Distributions	(566)	(287)
Capital Share Transactions
Issued	19,938	56,322
Issued in Lieu of Cash Distributions	459	231
Redeemed	(24,560)	(19,799)
Net Increase (Decrease) from Capital Share Transactions	(4,163)	36,754
Total Increase (Decrease)	(2,651)	35,591
Net Assets
Beginning of Period	35,591	—
End of Period	32,940	35,591

1	Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Multifactor Fund

Financial Highlights

		Feb. 15,
	Year Ended	2018[1] to
	Nov. 30,	Nov. 30,
For a Share Outstanding Throughout Each Period	2019	2018
Net Asset Value, Beginning of Period	$24.53	$25.00
Investment Operations
Net Investment Income[2]	.425	.333
Net Realized and Unrealized Gain (Loss) on Investments	1.143	(.598)
Total from Investment Operations	1.568	(.265)
Distributions
Dividends from Net Investment Income	(.398)	(.205)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.398)	(.205)
Net Asset Value, End of Period	$25.70	$24.53

Total Return[3]	6.54%	-1.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33	$36
Ratio of Total Expenses to Average Net Assets	0.18%	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	1.76%	1.64%[4]
Portfolio Turnover Rate	96%	58%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Multifactor Fund

Notes to Financial Statements

Vanguard U.S. Multifactor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.    The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2019, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2018–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

19

U.S. Multifactor Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2019, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.    In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2019, the fund had contributed to Vanguard capital in the amount of $2,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.    Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At November 30, 2019, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.    Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period

20

U.S. Multifactor Fund

end, permanent differences primarily attributable to the accounting for passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss):

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	140
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(2,737)
Net Unrealized Gains (Losses)	2,947

As of November 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	29,896
Gross Unrealized Appreciation	3,983
Gross Unrealized Depreciation	(1,036)
Net Unrealized Appreciation (Depreciation)	2,947

E.    During the year ended November 30, 2019, the fund purchased $31,802,000 of investment securities and sold $35,687,000 of investment securities, other than temporary cash investments.

F.    Capital shares issued and redeemed were:

	Year Ended	February 15, 2018[1] to
	November 30, 2019	November 30, 2018
	Shares	Shares
	(000)	(000)
Issued	841	2,205
Issued in Lieu of Cash Distributions	19	9
Redeemed	(1,029)	(763)
Net Increase (Decrease) in Shares Outstanding	(169)	1,451

1 Inception.

G.    Management has determined that no events or transactions occurred subsequent to November 30, 2019, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Wellington Fund and Shareholders of Vanguard U.S. Multifactor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard U.S. Multifactor Fund (one of the funds constituting Vanguard Wellington Fund, referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019 and the statement of changes in net assets and the financial highlights for the year ended November 30, 2019 and for the period February 15, 2018 (inception) through November 30, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year ended November 30, 2019, and the changes in its net assets and the financial highlights for the year ended November 30, 2019 and for the period February 15, 2018 (inception) through November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

22

Special 2019 tax information (unaudited) for Vanguard U.S. Multifactor Fund

This information for the fiscal year ended November 30, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $566,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q5160 012020

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended November 30, 2019: $170,000
Fiscal Year Ended November 30, 2018: $129,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2019: $9,568,215
Fiscal Year Ended November 30, 2018: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended November 30, 2019: $3,012,031
Fiscal Year Ended November 30, 2018: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended November 30, 2019: $357,238
Fiscal Year Ended November 30, 2018: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended November 30, 2019: $0
Fiscal Year Ended November 30, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2019: $357,238
Fiscal Year Ended November 30, 2018: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

	Shares	Market Value ($000)
Common Stocks (65.1%)
Communication Services (6.7%)
Verizon Communications Inc.	45,499,041	2,740,862
* Alphabet Inc. Class A	1,846,767	2,408,350
Comcast Corp. Class A	41,196,177	1,818,811
AT&T Inc.	12,109,619	452,658
		7,420,681
Consumer Discretionary (3.3%)
Home Depot Inc.	4,256,443	938,588
Lowe's Cos. Inc.	6,727,604	789,215
Hilton Worldwide Holdings Inc.	6,811,012	715,156
TJX Cos. Inc.	11,463,250	700,749
McDonald's Corp.	1,476,340	287,119
Ross Stores Inc.	1,574,269	182,851
		3,613,678
Consumer Staples (4.9%)
Nestle SA	10,287,256	1,068,278
PepsiCo Inc.	6,526,723	886,525
Coca-Cola Co.	15,460,690	825,601
Walmart Inc.	6,490,719	772,980
Sysco Corp.	9,501,439	765,341
Diageo plc	15,981,150	652,943
Unilever NV	7,282,527	433,262
		5,404,930
Energy (4.3%)
Chevron Corp.	14,547,363	1,703,933
TOTAL SA	17,259,934	905,372
ConocoPhillips	10,843,740	649,974
Suncor Energy Inc.	20,389,979	640,113
Exxon Mobil Corp.	5,539,803	377,427
BP plc	49,605,135	308,968
Hess Corp.	2,638,164	163,803
		4,749,590
Financials (15.0%)
JPMorgan Chase & Co.	21,495,880	2,832,297
Bank of America Corp.	80,638,268	2,686,867
Chubb Ltd.	9,701,614	1,469,601
Prudential Financial Inc.	13,843,999	1,296,075
PNC Financial Services Group Inc.	5,229,904	801,274
American Express Co.	6,491,852	779,801
Northern Trust Corp.	7,168,682	768,769
American International Group Inc.	14,414,692	759,078
Intercontinental Exchange Inc.	7,599,994	715,691
BlackRock Inc.	1,337,629	662,006
Progressive Corp.	7,934,124	579,588
Mitsubishi UFJ Financial Group Inc.	100,378,300	532,084
Bank of Nova Scotia	9,088,176	510,028
Hartford Financial Services Group Inc.	6,459,457	399,582
Marsh & McLennan Cos. Inc.	3,309,688	357,678
Charles Schwab Corp.	7,106,876	351,790
Tokio Marine Holdings Inc.	4,725,540	257,090
BNP Paribas SA	4,433,112	248,530
UBS Group AG	18,189,377	221,001
ING Groep NV	17,992,231	206,908
Prudential plc	6,453,053	114,531
		16,550,269
Health Care (10.3%)
Pfizer Inc.	42,157,053	1,623,890
AstraZeneca plc ADR	28,975,740	1,404,744
Medtronic plc	10,701,911	1,192,086
UnitedHealth Group Inc.	4,138,424	1,158,221
Merck & Co. Inc.	11,741,726	1,023,644
Novartis AG	10,667,505	983,394

1

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

	Shares	Market Value ($000)
Eli Lilly & Co.	7,666,035	899,609
CVS Health Corp.	11,586,669	872,128
Bristol-Myers Squibb Co.	13,353,626	760,355
Koninklijke Philips NV	12,282,768	570,292
Abbott Laboratories	6,456,976	551,748
HCA Healthcare Inc.	2,705,927	375,204
		11,415,315
Industrials (6.4%)
United Technologies Corp.	6,938,438	1,029,248
Union Pacific Corp.	5,677,316	999,151
Deere & Co.	5,664,963	951,997
Lockheed Martin Corp.	2,182,014	853,233
Schneider Electric SE	6,362,534	613,778
General Dynamics Corp.	3,134,534	569,670
Vinci SA	5,201,163	566,992
Raytheon Co.	2,503,764	544,368
Johnson Controls International plc	9,896,566	423,870
Eaton Corp. plc	3,186,541	294,755
CSX Corp.	1,274,643	91,188
Assa Abloy AB Class B	3,493,702	82,962
BAE Systems plc	8,963,452	66,379
		7,087,591
Information Technology (8.5%)
Microsoft Corp.	25,449,312	3,852,517
Intel Corp.	23,253,044	1,349,839
Apple Inc.	4,555,653	1,217,498
Cisco Systems Inc.	21,828,286	989,040
Texas Instruments Inc.	4,815,033	578,815
Accenture plc Class A	2,383,558	479,477
Samsung Electronics Co. Ltd. GDR	336,645	359,030
HP Inc.	16,365,498	328,619
International Business Machines Corp.	1,836,098	246,864
		9,401,699
Materials (1.1%)
International Paper Co.	14,993,361	694,792
PPG Industries Inc.	3,110,460	400,752
DuPont de Nemours Inc.	2,529,411	163,931
		1,259,475
Real Estate (1.7%)
American Tower Corp.	3,468,844	742,437
Simon Property Group Inc.	4,390,743	663,924
Boston Properties Inc.	3,187,848	441,644
		1,848,005
Utilities (2.9%)
Dominion Energy Inc.	13,388,657	1,112,731
NextEra Energy Inc.	3,875,449	906,158
Exelon Corp.	18,279,033	811,589
* Iberdrola SA	43,240,975	425,396
		3,255,874
Total Common Stocks (Cost $44,330,479)		72,007,107

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (7.2%)
U.S. Government Securities (4.4%)
[1] United States Treasury Note/Bond	2.875%	11/15/21	363,500	372,075
United States Treasury Note/Bond	2.500%	3/31/23	284,000	292,165
United States Treasury Note/Bond	2.625%	6/30/23	119,090	123,258
United States Treasury Note/Bond	2.750%	7/31/23	104,000	108,143
United States Treasury Note/Bond	1.750%	6/30/24	336,990	338,779

2

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	United States Treasury Note/Bond	2.000%	2/15/25	364,360	370,623
	United States Treasury Note/Bond	2.000%	8/15/25	61,860	62,904
	United States Treasury Note/Bond	1.625%	5/15/26	78,110	77,683
	United States Treasury Note/Bond	2.000%	11/15/26	30,000	30,544
	United States Treasury Note/Bond	2.250%	11/15/27	383,050	397,476
	United States Treasury Note/Bond	3.125%	11/15/28	123,595	137,423
	United States Treasury Note/Bond	2.625%	2/15/29	476,830	511,176
	United States Treasury Note/Bond	2.375%	5/15/29	443,875	466,623
	United States Treasury Note/Bond	1.625%	8/15/29	430,575	424,250
	United States Treasury Note/Bond	2.875%	5/15/43	255,242	287,068
	United States Treasury Note/Bond	2.250%	8/15/46	117,264	118,125
	United States Treasury Note/Bond	2.750%	8/15/47	146,845	163,365
	United States Treasury Note/Bond	3.000%	8/15/48	98,850	115,515
	United States Treasury Note/Bond	2.875%	5/15/49	185,980	212,947
	United States Treasury Note/Bond	2.250%	8/15/49	70,715	71,422
[1]	United States Treasury Strip Principal	0.000%	5/15/47	127,000	68,778
	United States Treasury Strip Principal	0.000%	8/15/47	247,840	133,254
					4,883,596
Conventional Mortgage-Backed Securities (2.2%)
[2,3]	Fannie Mae Pool	2.500%	9/1/27–12/1/49	101,725	101,641
[2,3]	Fannie Mae Pool	2.780%	6/1/26	29,166	30,246
[2,3,4]	Fannie Mae Pool	3.000%	8/1/34–10/1/49	148,554	151,362
[2,3]	Fannie Mae Pool	3.070%	2/1/25	11,700	12,229
[2,3]	Fannie Mae Pool	3.500%	11/1/45–8/1/49	560,744	578,541
[2,3]	Fannie Mae Pool	4.000%	9/1/48–12/1/49	132,767	138,145
[2,3]	Freddie Mac Gold Pool	3.000%	5/1/22–9/1/22	9	10
[2,3]	Freddie Mac Gold Pool	4.000%	10/1/48–12/1/48	53,732	55,809
[2]	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	1,810	2,097
[2]	UMBS Pool	2.500%	9/1/49–12/1/49	716,955	711,088
[2]	UMBS Pool	3.000%	12/1/48–12/1/49	341,857	346,760
[2]	UMBS Pool	4.000%	12/1/49	151,347	157,546
[2,4]	UMBS TBA	3.000%	12/1/49	128,484	130,272
[2,4]	UMBS TBA	3.500%	12/1/49	2,800	2,874
					2,418,620
Nonconventional Mortgage-Backed Securities (0.6%)
[2,3]	Fannie Mae REMICS	1.500%	8/25/41–6/25/42	26,859	26,122
[2,3]	Fannie Mae REMICS	1.700%	6/25/43	5,569	5,496
[2,3]	Fannie Mae REMICS	2.000%	6/25/44	4,999	4,973
[2,3]	Fannie Mae REMICS	3.000%	3/25/53–9/25/57	108,859	111,145
[2,3]	Fannie Mae REMICS	3.500%	4/25/31–6/25/59	368,703	386,092
[2,3]	Fannie Mae REMICS	4.000%	9/25/29–7/25/53	24,193	25,240
[2,3]	Freddie Mac REMICS	3.000%	12/15/39	7,867	8,025
[2,3]	Freddie Mac REMICS	3.500%	3/15/31	4,658	4,862
[2,3]	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	88,224	93,763
[2]	Government National Mortgage Assn.	1.700%	10/20/45	11,654	11,516
[2]	Government National Mortgage Assn.	1.800%	5/20/41	12,778	12,630
					689,864
Total U.S. Government and Agency Obligations (Cost $7,654,970)					7,992,080
Asset-Backed/Commercial Mortgage-Backed Securities (1.7%)
[2,5]	Aaset 2019-1 Trust	3.844%	5/15/39	14,981	15,095
[2,5]	American Express Credit Account Master Trust	2.950%	3/15/23	60,315	61,056
[5]	American Tower Trust I	3.070%	3/15/23	43,000	43,431
[2]	AmeriCredit Automobile Receivables Trust 2016-3	2.240%	4/8/22	12,970	12,975
[2,5,6]	Angel Oak Mortgage Trust 2019-5	2.593%	10/25/49	13,444	13,432
§,2,5,6	Angel Oak Mortgage Trust 2019-6	2.620%	11/25/59	36,190	36,190
[2,5,6]	Angel Oak Mortgage Trust I LLC 2019-2	3.628%	3/25/49	9,025	9,121
[2,5,6]	Angel Oak Mortgage Trust LLC	2.993%	7/26/49	30,981	31,151
[2,5,6]	Ares XXIX CLO Ltd., 3M USD LIBOR + 1.190%	3.192%	4/17/26	13,521	13,542
[2,5,6]	Atlas Senior Loan Fund X Ltd., 3M USD LIBOR + 1.090%	3.091%	1/15/31	7,940	7,853
[2,5,6]	Avery Point IV CLO Ltd., 3M USD LIBOR + 1.100%	3.040%	4/25/26	22,103	22,104

3

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[2,5,6]	Babson CLO Ltd. 2014-I, 3M USD LIBOR + 1.150%	3.116%	7/20/25	2,370	2,370
[5]	Bank of Montreal	2.500%	1/11/22	60,000	60,730
[2]	BMW Vehicle Lease Trust 2018-1A	3.260%	7/20/21	10,290	10,387
[2,5]	Canadian Pacer Auto Receiveable Trust A Series 2018	3.000%	6/21/21	3,885	3,894
[2,5]	Canadian Pacer Auto Receiveable Trust A Series 2018	3.270%	12/19/22	5,060	5,136
[2]	CarMax Auto Owner Trust 2018-4	3.110%	2/15/22	21,601	21,694
[2]	CarMax Auto Owner Trust 2018-4	3.360%	9/15/23	34,385	35,082
[2,5]	Castlelake Aircraft Securitization Trust 2019-1	3.967%	4/15/39	30,001	30,383
[2,5,6]	Cent CLO, 3M USD LIBOR + 1.150%	3.090%	10/25/28	16,895	16,863
[2,5]	Chesapeake Funding II LLC	3.390%	1/15/31	28,223	28,555
[2,5]	Chesapeake Funding II LLC 2017-2A	1.990%	5/15/29	3,624	3,622
[2,5]	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	29,655	29,990
[2,5,6]	Cloud Pass-Through Trust 2019-1	3.554%	12/5/22	36,735	37,186
[2,5,6]	COLT 2018-3 Mortgage Loan Trust	3.692%	10/26/48	6,118	6,155
[2,5,6]	COLT 2019-2 Mortgage Loan Trust	3.337%	5/25/49	14,595	14,759
[2]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	18,085	18,461
[2,5]	Daimler Trucks Retail Trust 2019-1	2.770%	4/15/21	22,201	22,263
[2,5]	DB Master Finance LLC	3.787%	5/20/49	15,880	16,272
[2,5]	DB Master Finance LLC	4.021%	5/20/49	14,174	14,631
[2,5,6]	Deephave Residential Mortgage Trust 2019-2	3.558%	4/25/59	14,074	14,283
[5]	DNB Boligkreditt AS	2.500%	3/28/22	47,550	48,174
[2,5]	Enterprise Fleet Financing LLC	3.100%	10/20/23	3,495	3,552
[2,5]	Enterprise Fleet Financing LLC	2.290%	2/20/25	32,840	33,004
[2,5]	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	875	874
[2,5]	Enterprise Fleet Financing LLC Series 2018-1	2.870%	10/20/23	20,628	20,709
[2,5]	Enterprise Fleet Financing LLC Series 2018-3	3.380%	5/20/24	17,390	17,591
[2,5]	Enterprise Fleet Financing LLC Series 2019-1	2.980%	10/22/24	25,975	26,246
[2,5]	Enterprise Fleet Financing LLC Series 2019-3	2.060%	5/20/25	20,115	20,110
[2,5]	Exeter Automobile Receivables Trust 2018-3	2.900%	1/18/22	955	956
[2,5]	Exeter Automobile Receivables Trust 2019-3	2.590%	9/15/22	12,071	12,094
[2,5]	Exeter Automobile Receivables Trust 2019-4	2.180%	1/17/23	16,270	16,275
[2,3,6]	Fannie Mae Connecticut Avenue Securities, 1M USD LIBOR + 5.900%	7.608%	10/25/28	8,527	9,226
[2,5]	First Investors Auto Owner Trust 2018-2	3.230%	12/15/22	5,521	5,546
[2]	Ford Credit Floorplan Master Owner Trust A	2.440%	9/15/26	6,145	6,186
[2,3]	Freddie Mac Multifamily Structured Pass Through Certificates	2.610%	1/25/26	20,000	20,359
[2,3]	Freddie Mac Multifamily Structured Pass Through Certificates	2.282%	7/25/26	30,375	30,648
[2,5]	GM Financial Consumer Automobile Receivables Trust 2017-2	1.860%	12/16/21	6,590	6,588
[2,5]	Golden Credit Card Trust	1.980%	4/15/22	19,520	19,520
[2,5]	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	18,515	18,646
[5]	GTP Acquisition Partners I LLC	2.350%	6/15/20	22,530	22,549
[2,5]	Hertz Fleet Lease Funding LP 2019-1	2.700%	1/10/33	35,550	35,736
[2,5]	Horizon Aircraft Finance Ltd.	3.721%	7/15/39	11,390	11,515
[2,5]	Horizon Aircraft Finance Ltd.	3.425%	11/15/39	11,215	11,201
[2,5]	MACH 1 Cayman 2019-1 Ltd.	3.474%	10/15/39	13,348	13,216
[2,5,6]	Madison Park Funding XII Ltd., 3M USD LIBOR + 1.260%	3.226%	7/20/26	16,209	16,213
[2,5,6]	Madison Park Funding XIII Ltd., 3M USD LIBOR + 0.950%	2.916%	4/19/30	33,570	33,370
[2,5]	MAPS Ltd.	4.458%	3/15/44	6,712	6,900
[2,5,6]	Master Credit Card Trust II Series 2018-1A, 1M USD LIBOR + 0.490%	2.212%	7/21/24	36,370	36,353
[2,5]	MMAF Equipment Finance LLC 2013-AA	2.570%	6/9/33	2,737	2,739
[2]	Nissan Auto Lease Trust 2018-B	3.250%	9/15/21	15,975	16,126
[2,5]	OneMain Direct Auto Receivables Trust	3.430%	12/16/24	39,255	39,819
[2,5]	OneMain Direct Auto Receivables Trust 2017-2	2.310%	12/14/21	3,081	3,081
[2,5]	OneMain Financial Issuance Trust 2017-1	2.370%	9/14/32	21,379	21,378
[2,5]	OneMain Financial Issuance Trust 2019-1	3.480%	2/14/31	35,250	35,774
[2]	Santander Drive Auto Receivables Trust 2018-5	3.190%	3/15/22	6,365	6,375
[2,5]	Santander Retail Auto Lease Trust 2019-A	2.720%	1/20/22	19,328	19,431
[2,5]	Santander Retail Auto Lease Trust 2019-B	2.300%	1/20/23	12,145	12,221

4

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[2]	Seasoned Credit Risk Transfer Trust Series 2018-4	3.500%	3/25/58	22,032	22,688
[2]	Seasoned Credit Risk Transfer Trust Series 2019-1	3.500%	7/25/58	37,384	38,589
[2]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	59,243	61,193
[2,5]	Securitized Term Auto Receivables Trust 2018-2	3.060%	2/25/21	5,541	5,546
[2,5]	Securitized Term Auto Receivables Trust 2018-2	3.325%	8/25/22	18,580	18,732
[2,5,6]	Seneca Park CLO Ltd. 2014-1, 3M USD LIBOR + 1.120%	3.122%	7/17/26	8,950	8,952
[2,5,6]	SFAVE Commercial Mortgage Securities Trust 2015-5AVE	4.144%	1/5/43	27,300	28,953
[2,5]	SoFi Consumer Loan Program 2018-2 Trust	2.930%	4/26/27	1,682	1,683
[2,5]	SoFi Consumer Loan Program 2018-4 Trust	3.540%	11/26/27	16,230	16,359
[2,5]	SoFi Consumer Loan Program 2019-1 Trust	3.240%	2/25/28	19,139	19,253
[2,5]	Springleaf Funding Trust 2015-B	3.480%	5/15/28	23,420	23,609
[2,5]	Start III Ltd.	3.536%	11/15/44	13,745	13,745
[2,5]	START Ireland	4.089%	3/15/44	19,495	19,937
[2,5,6]	Symphony CLO XIV Ltd., 3M USD LIBOR + 0.950%	2.951%	7/14/26	46,405	46,364
[2,5,6]	Thacher Park CLO Ltd., 3M USD LIBOR + 1.160%	3.126%	10/20/26	10,703	10,704
[5]	Toronto-Dominion Bank	2.500%	1/18/22	76,400	77,369
[2,5,6]	Towd Point Mortgage Trust 2016-3	2.250%	4/25/56	1,402	1,396
[2,5]	Trillium Credit Card Trust II 2019-2A	3.038%	1/26/24	43,395	43,881
[2]	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	8,625	8,904
[2,5]	Vantage Data Centers LLC 2018-1A	4.072%	2/16/43	17,434	17,874
[2,5]	Vantage Data Centers LLC 2019-1A	3.188%	7/15/44	9,077	9,162
[2]	Verizon Owner Trust 2018-A	3.230%	4/20/23	21,145	21,504
[2,5,6]	Verus Securitization Trust 2019-2	3.211%	5/25/59	15,106	15,281
[2,5,6]	Voya CLO 2014-1 Ltd., 3M USD LIBOR + 0.990%	2.993%	4/18/31	20,685	20,530
[2,5]	Westlake Automobile Receivables Trust	2.150%	2/15/23	13,265	13,267
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,872,248)					1,884,442
Corporate Bonds (21.1%)
Finance (8.2%)
	Banking (6.7%)
[5]	ABN AMRO Bank NV	2.450%	6/4/20	19,999	20,050
	American Express Credit Corp.	2.700%	3/3/22	54,990	55,859
	Banco Santander SA	3.125%	2/23/23	28,400	28,912
	Banco Santander SA	3.848%	4/12/23	16,400	17,109
	Bank of America Corp.	3.300%	1/11/23	7,905	8,177
[2]	Bank of America Corp.	2.816%	7/21/23	60,525	61,464
	Bank of America Corp.	3.004%	12/20/23	49,160	50,148
	Bank of America Corp.	4.125%	1/22/24	16,100	17,233
	Bank of America Corp.	4.000%	1/22/25	32,900	34,929
	Bank of America Corp.	3.500%	4/19/26	10,000	10,596
[2]	Bank of America Corp.	3.559%	4/23/27	86,705	91,221
[2]	Bank of America Corp.	3.593%	7/21/28	37,950	40,198
	Bank of America Corp.	3.419%	12/20/28	8,681	9,097
[2]	Bank of America Corp.	4.271%	7/23/29	74,365	82,681
[2]	Bank of America Corp.	3.974%	2/7/30	120,185	131,371
[2]	Bank of America Corp.	3.194%	7/23/30	35,285	36,412
	Bank of America Corp.	5.875%	2/7/42	9,965	14,066
	Bank of America Corp.	5.000%	1/21/44	39,433	50,925
[2]	Bank of America Corp.	3.946%	1/23/49	5,380	6,105
[2]	Bank of America Corp.	4.330%	3/15/50	78,120	93,850
	Bank of Montreal	3.100%	4/13/21	46,200	46,901
	Bank of New York Mellon Corp.	2.150%	2/24/20	61,325	61,322
	Bank of New York Mellon Corp.	2.200%	8/16/23	16,670	16,720
	Bank of New York Mellon Corp.	3.000%	2/24/25	27,990	29,145
	Bank of Nova Scotia	2.800%	7/21/21	25,650	25,991
	Bank of Nova Scotia	2.700%	8/3/26	63,160	64,018
	Barclays Bank plc	5.140%	10/14/20	11,905	12,185
[2]	Barclays plc	3.932%	5/7/25	55,605	57,814
[6]	Barclays plc, 3M USD LIBOR + 1.380%	3.284%	5/16/24	36,385	36,522
	BB&T Corp.	3.200%	9/3/21	25,900	26,409
	BB&T Corp.	2.750%	4/1/22	61,300	62,267

5

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	BB&T Corp.	2.200%	3/16/23	31,045	31,142
	BB&T Corp.	3.700%	6/5/25	49,000	52,352
[5]	BNP Paribas SA	2.950%	5/23/22	4,105	4,169
	BNP Paribas SA	3.250%	3/3/23	7,620	7,902
[5]	BNP Paribas SA	3.800%	1/10/24	44,775	46,928
[5]	BNP Paribas SA	3.375%	1/9/25	60,670	62,499
[2,5]	BNP Paribas SA	2.819%	11/19/25	45,685	45,877
[5]	BNP Paribas SA	3.500%	11/16/27	69,325	71,931
[5]	BPCE SA	5.700%	10/22/23	6,225	6,869
	BPCE SA	4.000%	4/15/24	30,615	32,781
[5]	BPCE SA	5.150%	7/21/24	43,790	47,877
[5]	BPCE SA	3.500%	10/23/27	64,230	66,581
[5]	BPCE SA	2.700%	10/1/29	50,000	50,060
	Branch Banking & Trust Co.	2.625%	1/15/22	45,425	45,960
[6]	Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.720%	2.838%	6/16/22	57,780	58,288
	Capital One Financial Corp.	2.500%	5/12/20	21,500	21,527
	Capital One Financial Corp.	4.750%	7/15/21	18,835	19,617
	Capital One Financial Corp.	3.750%	4/24/24	55,460	58,085
	Capital One Financial Corp.	3.200%	2/5/25	24,185	24,927
	Citibank NA	3.050%	5/1/20	67,400	67,655
	Citigroup Inc.	2.400%	2/18/20	65,200	65,196
	Citigroup Inc.	4.500%	1/14/22	33,920	35,592
	Citigroup Inc.	4.125%	7/25/28	14,550	15,817
[2]	Citigroup Inc.	3.520%	10/27/28	72,550	76,447
	Citigroup Inc.	6.625%	6/15/32	45,000	59,490
[2]	Citigroup Inc.	3.878%	1/24/39	37,030	40,106
	Citigroup Inc.	8.125%	7/15/39	4,638	7,645
	Comerica Bank	2.500%	7/23/24	27,415	27,779
	Commonwealth Bank of Australia	2.300%	3/12/20	20,290	20,312
[5]	Credit Agricole SA	3.750%	4/24/23	31,675	33,041
[5]	Credit Agricole SA	3.250%	10/4/24	71,600	73,807
[5,6]	Credit Agricole SA, 3M USD LIBOR + 1.020%	2.956%	4/24/23	16,500	16,625
	Credit Suisse AG	3.000%	10/29/21	18,325	18,654
	Credit Suisse AG	3.625%	9/9/24	4,885	5,172
[5]	Credit Suisse Group AG	3.574%	1/9/23	20,675	21,154
[2,5]	Credit Suisse Group AG	4.207%	6/12/24	12,375	13,050
[2,5]	Credit Suisse Group AG	2.593%	9/11/25	17,585	17,557
[2,5]	Credit Suisse Group AG	3.869%	1/12/29	10,980	11,682
[5,6]	Credit Suisse Group AG, 3M USD LIBOR + 1.240%	3.372%	6/12/24	25,015	25,295
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	55,260	57,378
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	67,850	71,464
[5]	Danske Bank A/S	5.000%	1/12/22	21,605	22,672
[5]	Danske Bank A/S	3.875%	9/12/23	46,290	48,063
[5]	Danske Bank A/S	5.375%	1/12/24	28,240	30,908
	Deutsche Bank AG	4.250%	10/14/21	25,995	26,558
	Fifth Third Bank	2.875%	10/1/21	10,345	10,478
	Goldman Sachs Group Inc.	5.375%	3/15/20	30,790	31,058
	Goldman Sachs Group Inc.	2.600%	4/23/20	25,750	25,814
	Goldman Sachs Group Inc.	6.000%	6/15/20	11,090	11,325
	Goldman Sachs Group Inc.	5.250%	7/27/21	56,720	59,637
	Goldman Sachs Group Inc.	5.750%	1/24/22	40,725	43,719
[2]	Goldman Sachs Group Inc.	2.876%	10/31/22	64,880	65,550
	Goldman Sachs Group Inc.	3.625%	1/22/23	35,320	36,837
	Goldman Sachs Group Inc.	3.500%	1/23/25	17,545	18,252
[2]	Goldman Sachs Group Inc.	3.272%	9/29/25	46,260	47,751
	Goldman Sachs Group Inc.	3.850%	1/26/27	17,980	19,125
[2]	Goldman Sachs Group Inc.	3.691%	6/5/28	15,055	15,890
[2]	Goldman Sachs Group Inc.	3.814%	4/23/29	23,795	25,445
[2]	Goldman Sachs Group Inc.	4.223%	5/1/29	67,740	74,622
	Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	60,739
	Goldman Sachs Group Inc.	6.250%	2/1/41	28,005	39,015
	Goldman Sachs Group Inc.	4.800%	7/8/44	30,675	37,008
[5]	HSBC Bank plc	4.125%	8/12/20	15,000	15,225

6

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5]	HSBC Bank plc	4.750%	1/19/21	62,040	63,837
	HSBC Holdings plc	3.400%	3/8/21	33,270	33,779
	HSBC Holdings plc	4.000%	3/30/22	72,455	75,498
	HSBC Holdings plc	3.600%	5/25/23	60,200	62,724
	HSBC Holdings plc	3.900%	5/25/26	12,085	12,826
[2]	HSBC Holdings plc	4.041%	3/13/28	21,805	23,087
[2]	HSBC Holdings plc	4.583%	6/19/29	40,480	44,777
	HSBC Holdings plc	6.500%	5/2/36	25,000	33,665
	HSBC Holdings plc	6.100%	1/14/42	40,665	57,447
	HSBC Holdings plc	5.250%	3/14/44	13,210	16,447
[6]	HSBC Holdings plc, 3M USD LIBOR + 1.000%	2.904%	5/18/24	26,340	26,474
	HSBC USA Inc.	2.350%	3/5/20	105,645	105,649
	HSBC USA Inc.	3.500%	6/23/24	28,025	29,468
	Huntington National Bank	2.400%	4/1/20	44,990	45,038
	ING Groep NV	3.150%	3/29/22	12,955	13,238
	ING Groep NV	3.950%	3/29/27	44,565	47,796
	JPMorgan Chase & Co.	4.350%	8/15/21	41,386	42,996
	JPMorgan Chase & Co.	4.500%	1/24/22	44,780	47,035
	JPMorgan Chase & Co.	3.250%	9/23/22	18,645	19,263
	JPMorgan Chase & Co.	3.375%	5/1/23	27,610	28,659
	JPMorgan Chase & Co.	3.875%	2/1/24	39,000	41,392
	JPMorgan Chase & Co.	3.900%	7/15/25	13,870	14,910
	JPMorgan Chase & Co.	4.125%	12/15/26	29,835	32,625
	JPMorgan Chase & Co.	4.250%	10/1/27	13,420	14,838
[2]	JPMorgan Chase & Co.	4.452%	12/5/29	64,735	73,501
	JPMorgan Chase & Co.	5.600%	7/15/41	96,000	131,692
	JPMorgan Chase & Co.	5.400%	1/6/42	18,035	23,931
	JPMorgan Chase & Co.	5.625%	8/16/43	16,100	21,619
	JPMorgan Chase & Co.	4.950%	6/1/45	15,000	18,898
[2]	JPMorgan Chase & Co.	3.964%	11/15/48	159,600	181,079
[5]	Macquarie Bank Ltd.	2.400%	1/21/20	12,610	12,617
[2,5]	Macquarie Group Ltd.	4.150%	3/27/24	49,500	51,975
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	17,870	17,870
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	24,685	25,457
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	67,980	68,782
	Morgan Stanley	5.750%	1/25/21	79,825	83,127
	Morgan Stanley	2.500%	4/21/21	21,815	21,937
	Morgan Stanley	2.625%	11/17/21	30,000	30,314
	Morgan Stanley	2.750%	5/19/22	63,420	64,277
	Morgan Stanley	3.875%	4/29/24	97,010	103,053
	Morgan Stanley	3.700%	10/23/24	29,050	30,749
[2]	Morgan Stanley	2.720%	7/22/25	53,860	54,480
	Morgan Stanley	4.000%	7/23/25	29,455	31,760
	Morgan Stanley	3.125%	7/27/26	11,435	11,854
	Morgan Stanley	6.250%	8/9/26	20,000	24,300
	Morgan Stanley	3.625%	1/20/27	64,000	67,988
[2]	Morgan Stanley	3.772%	1/24/29	56,905	60,913
	Morgan Stanley	4.300%	1/27/45	18,360	21,418
[2,5]	Nationwide Building Society	3.622%	4/26/23	23,975	24,574
[5]	NBK SPC Ltd.	2.750%	5/30/22	56,530	56,968
	PNC Bank NA	3.300%	10/30/24	18,195	18,994
	PNC Bank NA	4.200%	11/1/25	16,650	18,198
	PNC Bank NA	3.100%	10/25/27	41,975	43,692
	PNC Bank NA	3.250%	1/22/28	60,465	63,710
	PNC Financial Services Group Inc.	3.900%	4/29/24	41,565	43,816
	Royal Bank of Canada	2.750%	2/1/22	43,960	44,749
	Santander Holdings USA Inc.	2.650%	4/17/20	23,185	23,212
	Santander Holdings USA Inc.	3.700%	3/28/22	33,065	33,910
	Santander Holdings USA Inc.	3.400%	1/18/23	20,375	20,899
[5]	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	61,300	61,447
[5]	Societe Generale SA	3.250%	1/12/22	38,635	39,331
[2]	State Street Corp.	2.653%	5/15/23	30,770	31,256
	SunTrust Bank	3.300%	5/15/26	12,895	13,406
	Synchrony Bank	3.650%	5/24/21	46,195	46,999

7

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Toronto-Dominion Bank	2.500%	12/14/20	49,340	49,599
[5]	UBS AG	2.200%	6/8/20	53,390	53,456
[2,5]	UBS Group AG	3.126%	8/13/30	19,065	19,467
[5]	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	44,570	44,924
[5]	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	5,130	5,189
	US Bancorp	2.625%	1/24/22	46,910	47,656
	US Bancorp	3.700%	1/30/24	52,500	55,742
	Wells Fargo & Co.	2.150%	1/30/20	46,155	46,154
	Wells Fargo & Co.	3.000%	1/22/21	26,735	27,028
	Wells Fargo & Co.	3.500%	3/8/22	64,245	66,216
	Wells Fargo & Co.	3.069%	1/24/23	12,990	13,192
	Wells Fargo & Co.	3.450%	2/13/23	48,895	50,448
	Wells Fargo & Co.	4.480%	1/16/24	46,156	49,750
	Wells Fargo & Co.	3.750%	1/24/24	50,755	53,575
	Wells Fargo & Co.	3.550%	9/29/25	32,170	33,894
	Wells Fargo & Co.	3.000%	4/22/26	39,405	40,387
[2]	Wells Fargo & Co.	3.196%	6/17/27	60,555	62,552
[2]	Wells Fargo & Co.	2.879%	10/30/30	15,000	15,055
	Wells Fargo & Co.	5.606%	1/15/44	68,281	89,352
	Wells Fargo & Co.	4.650%	11/4/44	10,315	12,213
	Wells Fargo & Co.	4.900%	11/17/45	19,160	23,541
	Wells Fargo & Co.	4.400%	6/14/46	73,300	84,084
	Wells Fargo & Co.	4.750%	12/7/46	23,150	27,994
	Westpac Banking Corp.	2.300%	5/26/20	22,554	22,588
	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	11,590	11,696
	Charles Schwab Corp.	3.200%	3/2/27	19,665	20,638
	Insurance (1.3%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	30,000
	Aetna Inc.	2.800%	6/15/23	25,660	26,052
[5]	AIA Group Ltd.	3.600%	4/9/29	50,475	53,467
	American International Group Inc.	4.250%	3/15/29	36,550	40,490
	American International Group Inc.	4.500%	7/16/44	6,907	7,830
	American International Group Inc.	4.750%	4/1/48	4,585	5,438
	Anthem Inc.	3.700%	8/15/21	10,000	10,228
	Anthem Inc.	3.300%	1/15/23	42,468	43,952
	Anthem Inc.	3.650%	12/1/27	26,975	28,528
	Anthem Inc.	4.101%	3/1/28	40,910	44,539
	Anthem Inc.	4.650%	8/15/44	13,445	14,983
	Anthem Inc.	4.375%	12/1/47	7,020	7,668
	Chubb Corp.	6.000%	5/11/37	50,000	69,464
	Chubb INA Holdings Inc.	2.300%	11/3/20	6,330	6,350
	Chubb INA Holdings Inc.	3.350%	5/15/24	22,345	23,532
	Chubb INA Holdings Inc.	4.350%	11/3/45	29,835	36,485
[5]	Farmers Exchange Capital	7.050%	7/15/28	25,000	30,459
[5]	Five Corners Funding Trust	4.419%	11/15/23	5,935	6,419
[5]	Jackson National Life Global Funding	3.250%	1/30/24	24,070	24,934
[5]	Jackson National Life Insurance Co.	8.150%	3/15/27	18,890	25,138
[5]	Liberty Mutual Group Inc.	4.250%	6/15/23	3,160	3,344
[5]	Liberty Mutual Group Inc.	4.569%	2/1/29	11,170	12,535
[5]	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	39,629
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	23,405	26,459
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	9,470	12,013
	MetLife Inc.	3.600%	4/10/24	35,035	37,140
	MetLife Inc.	4.125%	8/13/42	5,565	6,287
	MetLife Inc.	4.875%	11/13/43	20,820	25,759
[5]	Metropolitan Life Global Funding I	3.450%	10/9/21	29,155	29,942
[5]	Metropolitan Life Global Funding I	2.650%	4/8/22	13,770	13,969
[5]	Metropolitan Life Global Funding I	3.450%	12/18/26	23,660	25,367
[5]	Metropolitan Life Global Funding I	3.000%	9/19/27	21,455	22,300
[5]	Nationwide Financial Services Inc.	3.900%	11/30/49	48,905	49,883
[5]	New York Life Global Funding	2.900%	1/17/24	29,050	30,085
[5]	New York Life Insurance Co.	5.875%	5/15/33	55,395	73,254

8

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5]	New York Life Insurance Co.	4.450%	5/15/69	15,270	18,150
[5]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	24,134	25,875
[5]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	9,324	9,509
[5]	Principal Financial Global Funding LLC	2.500%	9/16/29	25,000	24,795
	Prudential Financial Inc.	4.500%	11/15/20	24,365	24,961
[5]	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	24,830	30,993
[5]	Teachers Insurance & Annuity Assn. of America	4.270%	5/15/47	42,390	48,832
	Torchmark Corp.	7.875%	5/15/23	45,000	52,381
	UnitedHealth Group Inc.	3.875%	10/15/20	27,960	28,300
	UnitedHealth Group Inc.	2.875%	3/15/22	4,696	4,784
	UnitedHealth Group Inc.	2.875%	3/15/23	16,000	16,363
	UnitedHealth Group Inc.	3.100%	3/15/26	15,350	16,056
	UnitedHealth Group Inc.	3.850%	6/15/28	34,565	38,059
	UnitedHealth Group Inc.	4.625%	7/15/35	9,595	11,667
	UnitedHealth Group Inc.	4.250%	3/15/43	67,400	76,827
	UnitedHealth Group Inc.	4.750%	7/15/45	30,995	38,447
	UnitedHealth Group Inc.	4.200%	1/15/47	8,620	9,872
	UnitedHealth Group Inc.	4.250%	6/15/48	22,215	25,898
	Real Estate Investment Trusts (0.2%)
	AvalonBay Communities Inc.	3.625%	10/1/20	20,780	20,978
	Boston Properties LP	3.125%	9/1/23	13,275	13,683
	Boston Properties LP	3.800%	2/1/24	1,750	1,845
	Healthpeak Properties Inc.	3.000%	1/15/30	31,475	31,456
	Realty Income Corp.	4.650%	8/1/23	25,010	27,094
	Simon Property Group LP	3.750%	2/1/24	3,265	3,476
	Simon Property Group LP	3.375%	10/1/24	10,055	10,560
	Simon Property Group LP	2.450%	9/13/29	19,865	19,519
[5]	WEA Finance LLC	4.125%	9/20/28	21,310	23,028
[5]	WEA Finance LLC	4.625%	9/20/48	27,205	31,568
					9,009,186
Industrial (10.3%)
	Basic Industry (0.0%)
	International Paper Co.	4.350%	8/15/48	45,400	47,797
[2]	Rohm and Haas Holdings Ltd.	9.800%	4/15/20	375	385
	Capital Goods (0.8%)
[5]	BAE Systems Holdings Inc.	2.850%	12/15/20	6,060	6,092
[5]	BAE Systems Holdings Inc.	3.850%	12/15/25	11,010	11,667
	Boeing Co.	2.700%	2/1/27	17,155	17,395
	Boeing Co.	8.625%	11/15/31	9,460	14,492
	Boeing Co.	5.875%	2/15/40	4,825	6,495
	Boeing Co.	3.375%	6/15/46	11,119	11,116
	Boeing Co.	3.850%	11/1/48	6,858	7,435
	Boeing Co.	3.950%	8/1/59	8,455	9,266
	Caterpillar Financial Services Corp.	2.625%	3/1/23	46,800	47,639
	Caterpillar Inc.	3.900%	5/27/21	23,739	24,414
	Caterpillar Inc.	2.600%	6/26/22	11,345	11,513
	Caterpillar Inc.	3.400%	5/15/24	14,200	15,018
	Deere & Co.	7.125%	3/3/31	17,500	24,968
	General Dynamics Corp.	2.875%	5/11/20	54,380	54,618
	General Dynamics Corp.	3.875%	7/15/21	14,925	15,352
	General Electric Co.	2.700%	10/9/22	9,965	10,041
	General Electric Co.	3.100%	1/9/23	8,635	8,821
	Honeywell International Inc.	4.250%	3/1/21	40,681	41,879
	Illinois Tool Works Inc.	3.500%	3/1/24	52,955	56,099
	John Deere Capital Corp.	3.450%	3/13/25	43,145	45,939
	Lockheed Martin Corp.	2.900%	3/1/25	10,450	10,860
	Lockheed Martin Corp.	4.500%	5/15/36	8,015	9,614
	Lockheed Martin Corp.	4.700%	5/15/46	14,370	18,124
	Lockheed Martin Corp.	4.090%	9/15/52	5,500	6,470
	Parker-Hannifin Corp.	3.250%	6/14/29	9,650	10,031
	Parker-Hannifin Corp.	4.450%	11/21/44	17,735	20,144
[5]	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	39,625	40,419
[5]	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	61,400	63,690

9

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[5]	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	34,365	41,991
	Stanley Black & Decker Inc.	4.850%	11/15/48	24,455	30,778
	United Technologies Corp.	3.100%	6/1/22	7,010	7,196
	United Technologies Corp.	4.125%	11/16/28	16,675	18,736
	United Technologies Corp.	6.050%	6/1/36	20,325	27,386
	United Technologies Corp.	6.125%	7/15/38	37,300	51,801
	United Technologies Corp.	4.450%	11/16/38	9,325	11,093
	United Technologies Corp.	4.500%	6/1/42	16,902	20,398
	United Technologies Corp.	3.750%	11/1/46	5,923	6,477
	Communication (1.6%)
	America Movil SAB de CV	3.125%	7/16/22	84,600	86,650
	America Movil SAB de CV	3.625%	4/22/29	26,990	28,716
	America Movil SAB de CV	6.125%	3/30/40	7,380	10,076
	American Tower Corp.	3.450%	9/15/21	30,665	31,359
	American Tower Corp.	5.000%	2/15/24	2,770	3,047
	American Tower Corp.	4.400%	2/15/26	7,315	7,978
	American Tower Corp.	3.800%	8/15/29	58,725	62,610
	AT&T Inc.	2.450%	6/30/20	12,000	12,018
	AT&T Inc.	4.600%	2/15/21	5,000	5,123
	AT&T Inc.	4.450%	5/15/21	10,000	10,333
	AT&T Inc.	3.600%	7/15/25	22,350	23,570
	CBS Corp.	4.300%	2/15/21	27,830	28,355
	CBS Corp.	3.700%	6/1/28	15,190	15,800
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	35,080	36,356
	Comcast Corp.	3.000%	2/1/24	25,345	26,247
	Comcast Corp.	3.600%	3/1/24	50,730	53,815
	Comcast Corp.	3.375%	2/15/25	2,540	2,680
	Comcast Corp.	2.350%	1/15/27	19,620	19,606
	Comcast Corp.	4.250%	1/15/33	42,890	49,239
	Comcast Corp.	4.200%	8/15/34	26,890	30,988
	Comcast Corp.	5.650%	6/15/35	4,725	6,175
	Comcast Corp.	4.400%	8/15/35	32,325	37,628
	Comcast Corp.	6.500%	11/15/35	4,720	6,632
	Comcast Corp.	6.400%	5/15/38	968	1,372
	Comcast Corp.	4.600%	10/15/38	48,045	57,328
	Comcast Corp.	4.650%	7/15/42	47,970	57,477
	Comcast Corp.	4.500%	1/15/43	22,000	25,744
	Comcast Corp.	4.750%	3/1/44	34,643	42,181
	Comcast Corp.	4.600%	8/15/45	43,296	51,903
	Comcast Corp.	3.969%	11/1/47	8,452	9,331
	Comcast Corp.	4.000%	3/1/48	12,180	13,503
	Comcast Corp.	4.700%	10/15/48	57,430	71,323
	Comcast Corp.	3.999%	11/1/49	23,162	25,950
	Comcast Corp.	4.049%	11/1/52	2,670	3,018
	Comcast Corp.	4.950%	10/15/58	35,175	45,658
[5]	Cox Communications Inc.	3.250%	12/15/22	27,995	28,778
[5]	Cox Communications Inc.	2.950%	6/30/23	5,870	5,975
[5]	Cox Communications Inc.	3.150%	8/15/24	7,268	7,483
[5]	Cox Communications Inc.	4.800%	2/1/35	30,000	33,645
[5]	Cox Communications Inc.	6.450%	12/1/36	5,850	7,488
[5]	Cox Communications Inc.	4.600%	8/15/47	4,435	4,895
	Crown Castle International Corp.	3.650%	9/1/27	10,215	10,763
	Crown Castle International Corp.	3.800%	2/15/28	8,435	8,964
[5]	Deutsche Telekom International Finance BV	3.600%	1/19/27	9,718	10,216
[5]	Deutsche Telekom International Finance BV	4.375%	6/21/28	21,754	24,210
	NBCUniversal Media LLC	2.875%	1/15/23	9,760	10,027
	NBCUniversal Media LLC	4.450%	1/15/43	10,370	12,052
	Orange SA	4.125%	9/14/21	60,990	63,313
	Orange SA	9.000%	3/1/31	20,280	31,525
[5]	SK Telecom Co. Ltd.	3.750%	4/16/23	11,995	12,460
[5]	Sky Ltd.	3.750%	9/16/24	45,046	48,269

10

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[2,5]	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC	4.738%	3/20/25	46,090	48,855
	Telefonica Emisiones SAU	5.213%	3/8/47	35,120	41,500
	Telefonica Emisiones SAU	5.520%	3/1/49	17,390	21,506
	Time Warner Entertainment Co. LP	8.375%	3/15/23	3,925	4,655
	Verizon Communications Inc.	4.812%	3/15/39	85,963	104,688
	Verizon Communications Inc.	4.750%	11/1/41	11,880	14,385
	Verizon Communications Inc.	4.862%	8/21/46	36,117	44,961
	Verizon Communications Inc.	5.012%	4/15/49	21,754	27,809
	Verizon Communications Inc.	4.672%	3/15/55	11,007	13,661
	Viacom Inc.	5.850%	9/1/43	14,700	18,073
	Vodafone Group plc	5.000%	5/30/38	1,895	2,171
	Vodafone Group plc	5.250%	5/30/48	45,220	53,786
	Walt Disney Co.	3.000%	9/15/22	11,891	12,210
	Walt Disney Co.	2.000%	9/1/29	43,335	42,015
	Walt Disney Co.	4.125%	6/1/44	6,280	7,519
	Walt Disney Co.	2.750%	9/1/49	16,835	16,186
	Consumer Cyclical (1.0%)
	Alibaba Group Holding Ltd.	3.125%	11/28/21	2,515	2,557
	Alibaba Group Holding Ltd.	3.600%	11/28/24	39,860	41,849
	Alibaba Group Holding Ltd.	3.400%	12/6/27	85,240	88,540
	Amazon.com Inc.	2.500%	11/29/22	34,760	35,364
	Amazon.com Inc.	2.800%	8/22/24	26,480	27,387
	Amazon.com Inc.	4.800%	12/5/34	37,370	46,643
	Amazon.com Inc.	4.950%	12/5/44	22,605	29,680
	Amazon.com Inc.	4.250%	8/22/57	41,385	50,531
	AutoZone Inc.	3.700%	4/15/22	46,136	47,649
[5]	BMW US Capital LLC	2.000%	4/11/21	21,300	21,307
[5]	Daimler Finance North America LLC	2.200%	5/5/20	16,565	16,573
[5]	Daimler Finance North America LLC	2.450%	5/18/20	8,340	8,347
[5]	Daimler Finance North America LLC	2.300%	2/12/21	34,470	34,523
[5]	Daimler Finance North America LLC	3.875%	9/15/21	3,961	4,075
[5]	Daimler Finance North America LLC	3.250%	8/1/24	5,870	6,048
	Ford Motor Credit Co. LLC	3.157%	8/4/20	26,655	26,751
	Ford Motor Credit Co. LLC	3.815%	11/2/27	26,055	24,735
	General Motors Financial Co. Inc.	3.550%	4/9/21	16,395	16,646
	General Motors Financial Co. Inc.	3.950%	4/13/24	57,810	60,080
	Home Depot Inc.	2.700%	4/1/23	31,170	31,969
	Home Depot Inc.	3.900%	12/6/28	10,250	11,504
	Home Depot Inc.	4.400%	3/15/45	28,655	34,557
	Home Depot Inc.	4.500%	12/6/48	12,215	15,221
[5]	Hyundai Capital America	2.550%	4/3/20	28,910	28,928
[5,6]	Hyundai Capital America, 3M USD LIBOR + 0.940%	2.967%	7/8/21	50,400	50,517
	Lowe's Cos. Inc.	3.100%	5/3/27	68,700	71,208
	Lowe's Cos. Inc.	6.500%	3/15/29	13,301	16,926
	Lowe's Cos. Inc.	4.550%	4/5/49	32,110	37,281
	McDonald's Corp.	2.625%	1/15/22	7,805	7,917
	McDonald's Corp.	3.250%	6/10/24	5,460	5,732
	McDonald's Corp.	4.875%	12/9/45	9,940	11,975
	McDonald's Corp.	3.625%	9/1/49	19,700	20,176
	Starbucks Corp.	4.500%	11/15/48	36,060	41,527
	Walmart Inc.	2.550%	4/11/23	38,325	39,062
	Walmart Inc.	3.550%	6/26/25	56,910	61,185
	Walmart Inc.	3.625%	12/15/47	14,215	15,833
	Consumer Noncyclical (3.3%)
[5]	AbbVie Inc.	4.050%	11/21/39	20,255	20,993
[5]	AbbVie Inc.	4.250%	11/21/49	33,280	34,726
[5]	Alcon Finance Corp.	2.750%	9/23/26	5,830	5,925
[5]	Alcon Finance Corp.	3.000%	9/23/29	27,175	27,571
[5]	Alcon Finance Corp.	3.800%	9/23/49	12,490	13,102
	Allergan Funding SCS	3.450%	3/15/22	18,695	19,100
	Allergan Funding SCS	3.800%	3/15/25	15,725	16,476
	Allergan Funding SCS	4.850%	6/15/44	18,000	19,899

11

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Altria Group Inc.	4.750%	5/5/21	23,376	24,269
	Altria Group Inc.	2.850%	8/9/22	18,810	19,079
	Altria Group Inc.	4.800%	2/14/29	26,500	29,301
	Altria Group Inc.	4.500%	5/2/43	10,705	10,916
	Altria Group Inc.	3.875%	9/16/46	22,775	21,361
	Amgen Inc.	5.150%	11/15/41	21,155	25,737
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	6.500%	1/1/28	19,550	24,530
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	35,700	41,518
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	61,085	73,020
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	67,769	70,255
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	31,177	31,699
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	4,100	4,830
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,610	20,129
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	14,225	16,417
	Archer-Daniels-Midland Co.	4.500%	3/15/49	35,045	43,206
	Ascension Health	2.532%	11/15/29	22,515	22,496
[2]	Ascension Health	4.847%	11/15/53	44,750	58,630
	AstraZeneca plc	2.375%	11/16/20	44,480	44,647
	AstraZeneca plc	4.000%	1/17/29	50,410	56,270
	AstraZeneca plc	6.450%	9/15/37	23,385	33,156
	BAT Capital Corp.	3.557%	8/15/27	63,450	64,614
[5]	BAT International Finance plc	3.250%	6/7/22	58,280	59,469
[5]	BAT International Finance plc	3.500%	6/15/22	8,980	9,220
[5]	Bayer US Finance II LLC	4.250%	12/15/25	92,955	99,554
[5]	Bayer US Finance LLC	3.000%	10/8/21	46,850	47,400
[5]	Bayer US Finance LLC	3.375%	10/8/24	33,220	34,076
	Boston Scientific Corp.	4.000%	3/1/29	6,810	7,584
[5]	Bristol-Myers Squibb Co.	3.250%	8/15/22	16,250	16,793
[5]	Bristol-Myers Squibb Co.	3.550%	8/15/22	24,575	25,581
[5]	Bristol-Myers Squibb Co.	2.750%	2/15/23	4,553	4,642
[5]	Bristol-Myers Squibb Co.	3.250%	2/20/23	7,830	8,095
[5]	Bristol-Myers Squibb Co.	4.000%	8/15/23	1,500	1,589
[5]	Bristol-Myers Squibb Co.	3.400%	7/26/29	31,020	33,308
[5]	Bristol-Myers Squibb Co.	4.125%	6/15/39	17,720	20,482
[5]	Bristol-Myers Squibb Co.	4.250%	10/26/49	27,275	32,224
[5]	Cargill Inc.	4.307%	5/14/21	60,532	62,495
[5]	Cargill Inc.	6.875%	5/1/28	19,355	24,591
[5]	Cargill Inc.	4.760%	11/23/45	28,190	35,604
[5]	Cigna Corp.	3.250%	4/15/25	31,655	32,443
	Cigna Corp.	4.375%	10/15/28	18,600	20,533
	Cigna Corp.	4.800%	8/15/38	26,415	30,500
	Cigna Corp.	4.900%	12/15/48	18,300	21,626
	Coca-Cola Co.	4.500%	9/1/21	8,430	8,685
	Coca-Cola European Partners plc	3.500%	9/15/20	9,900	10,001
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	34,200	36,067
	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	17,506
	CommonSpirit Health	2.950%	11/1/22	18,735	19,036
	CommonSpirit Health	4.200%	8/1/23	9,885	10,413
	CommonSpirit Health	2.760%	10/1/24	29,395	29,700
	CommonSpirit Health	3.347%	10/1/29	44,320	44,410
[2]	CommonSpirit Health	4.350%	11/1/42	23,365	24,556
	CommonSpirit Health	4.187%	10/1/49	40,235	40,941
	Conagra Brands Inc.	4.600%	11/1/25	7,855	8,647
	Conagra Brands Inc.	5.300%	11/1/38	23,500	27,270
	Constellation Brands Inc.	2.700%	5/9/22	2,385	2,413
	CVS Health Corp.	2.750%	12/1/22	40,255	40,846
	CVS Health Corp.	4.875%	7/20/35	6,900	7,859
	CVS Health Corp.	5.125%	7/20/45	31,100	36,742
[5]	Danone SA	2.947%	11/2/26	30,550	31,392
	Diageo Capital plc	2.625%	4/29/23	48,310	49,142
	Diageo Capital plc	2.375%	10/24/29	20,000	19,801

12

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Diageo Investment Corp.	2.875%	5/11/22	26,991	27,545
	Dignity Health	3.812%	11/1/24	20,780	21,867
[5]	EMD Finance LLC	2.950%	3/19/22	23,660	24,023
	Estee Lauder Cos. Inc.	2.375%	12/1/29	12,615	12,557
[5]	Forest Laboratories Inc.	4.875%	2/15/21	4,184	4,289
	Gilead Sciences Inc.	2.550%	9/1/20	26,330	26,452
	Gilead Sciences Inc.	3.700%	4/1/24	26,895	28,460
	Gilead Sciences Inc.	3.500%	2/1/25	22,335	23,604
	Gilead Sciences Inc.	4.500%	2/1/45	32,375	37,515
	Gilead Sciences Inc.	4.750%	3/1/46	7,340	8,817
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	31,740	32,535
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	58,370
	GlaxoSmithKline Capital plc	2.850%	5/8/22	28,930	29,530
[5]	Imperial Tobacco Finance plc	3.750%	7/21/22	34,745	35,641
	Kaiser Foundation Hospitals	3.500%	4/1/22	10,611	10,981
	Kaiser Foundation Hospitals	3.150%	5/1/27	17,935	18,836
	Kaiser Foundation Hospitals	4.875%	4/1/42	14,250	17,959
	Kroger Co.	3.850%	8/1/23	10,770	11,374
	Kroger Co.	4.000%	2/1/24	22,290	23,684
	Medtronic Inc.	3.150%	3/15/22	28,280	29,072
	Medtronic Inc.	3.500%	3/15/25	19,247	20,586
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	12,320	14,813
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	10,630	12,776
	Merck & Co. Inc.	2.350%	2/10/22	30,760	31,101
	Merck & Co. Inc.	2.800%	5/18/23	54,775	56,451
	Merck & Co. Inc.	2.750%	2/10/25	47,090	48,546
	Merck & Co. Inc.	3.400%	3/7/29	49,240	53,462
	Merck & Co. Inc.	4.150%	5/18/43	22,090	26,338
	Merck & Co. Inc.	4.000%	3/7/49	67,385	79,568
	Mercy Health	4.302%	7/1/28	20,339	22,706
	Molson Coors Brewing Co.	3.500%	5/1/22	16,525	16,953
	Molson Coors Brewing Co.	3.000%	7/15/26	55,826	56,184
	New York & Presbyterian Hospital	4.024%	8/1/45	7,155	8,236
	Novartis Capital Corp.	3.400%	5/6/24	16,695	17,674
	Novartis Capital Corp.	4.400%	5/6/44	25,896	32,122
	Partners Healthcare System GO	3.443%	7/1/21	1,950	1,996
	PepsiCo Inc.	4.000%	3/5/42	51,391	58,601
	Pfizer Inc.	3.000%	6/15/23	47,025	48,730
	Pfizer Inc.	3.450%	3/15/29	70,335	76,210
	Pfizer Inc.	4.100%	9/15/38	53,995	62,814
	Philip Morris International Inc.	4.500%	3/26/20	8,250	8,314
	Philip Morris International Inc.	4.125%	5/17/21	43,025	44,318
	Philip Morris International Inc.	2.500%	8/22/22	21,645	21,890
	Philip Morris International Inc.	2.625%	3/6/23	46,850	47,555
	Philip Morris International Inc.	3.600%	11/15/23	7,000	7,376
	Philip Morris International Inc.	3.375%	8/11/25	14,440	15,203
	Philip Morris International Inc.	4.875%	11/15/43	6,185	7,258
[2]	Procter & Gamble - Esop	9.360%	1/1/21	10,668	11,068
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	17,470	17,254
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	11,805	13,023
[5]	Roche Holdings Inc.	2.875%	9/29/21	33,000	33,538
	Sanofi	4.000%	3/29/21	44,090	45,363
[5]	Sigma Alimentos SA de CV	4.125%	5/2/26	14,750	15,346
	SSM Health Care Corp.	3.823%	6/1/27	34,910	37,198
	Unilever Capital Corp.	4.250%	2/10/21	95,235	97,762
	Wyeth LLC	5.950%	4/1/37	25,000	34,688
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	33,789
	Energy (1.1%)
[5]	BG Energy Capital plc	4.000%	10/15/21	5,000	5,163
[5]	BG Energy Capital plc	5.125%	10/15/41	19,400	24,365
	BP Capital Markets America Inc.	4.500%	10/1/20	16,000	16,334
	BP Capital Markets America Inc.	3.245%	5/6/22	35,000	36,103
	BP Capital Markets plc	2.315%	2/13/20	5,855	5,859

13

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	BP Capital Markets plc	3.062%	3/17/22	43,130	44,190
	BP Capital Markets plc	2.500%	11/6/22	22,000	22,344
	BP Capital Markets plc	3.994%	9/26/23	16,185	17,298
	BP Capital Markets plc	3.814%	2/10/24	38,938	41,428
	BP Capital Markets plc	3.506%	3/17/25	50,285	53,490
	Chevron Corp.	3.191%	6/24/23	49,470	51,517
	Cimarex Energy Co.	4.375%	6/1/24	31,555	33,019
	ConocoPhillips Co.	4.950%	3/15/26	4,385	5,054
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	21,445	22,265
	Dominion Energy Gas Holdings LLC	3.000%	11/15/29	19,580	19,470
	Dominion Energy Gas Holdings LLC	4.800%	11/1/43	4,185	4,739
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	24,863	27,315
	Energy Transfer Operating LP	5.250%	4/15/29	40,000	44,062
	Enterprise Products Operating LLC	4.250%	2/15/48	26,420	28,280
	Exxon Mobil Corp.	2.726%	3/1/23	11,910	12,200
	Exxon Mobil Corp.	3.043%	3/1/26	8,115	8,547
	Exxon Mobil Corp.	2.275%	8/16/26	36,735	36,950
	Exxon Mobil Corp.	2.440%	8/16/29	25,195	25,352
	Exxon Mobil Corp.	4.114%	3/1/46	12,060	14,276
	Occidental Petroleum Corp.	2.700%	2/15/23	10,750	10,803
	Occidental Petroleum Corp.	3.400%	4/15/26	8,035	8,175
	Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	36,775	37,980
[5]	Schlumberger Holdings Corp.	3.900%	5/17/28	31,025	32,801
[5]	Schlumberger Investment SA	2.400%	8/1/22	23,925	24,116
	Schlumberger Investment SA	3.650%	12/1/23	44,520	46,822
	Shell International Finance BV	3.250%	5/11/25	11,051	11,640
	Shell International Finance BV	4.125%	5/11/35	43,465	50,495
	Shell International Finance BV	5.500%	3/25/40	12,990	17,555
	Shell International Finance BV	4.375%	5/11/45	96,700	116,294
	Suncor Energy Inc.	5.950%	12/1/34	20,700	26,740
	Total Capital International SA	2.700%	1/25/23	36,510	37,267
	Total Capital International SA	3.750%	4/10/24	41,500	44,337
	TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	47,835
	TransCanada PipeLines Ltd.	4.875%	1/15/26	47,256	52,659
	Other Industrial (0.1%)
	Georgetown University	4.315%	4/1/49	7,355	8,993
[2]	Johns Hopkins University	4.083%	7/1/53	26,970	31,918
[5]	SBA Tower Trust	3.168%	4/11/22	48,960	49,578
[5]	SBA Tower Trust	3.448%	3/15/23	23,770	24,459
[5]	SBA Tower Trust	2.836%	1/15/25	25,075	25,310
	Technology (1.9%)
	Apple Inc.	3.000%	2/9/24	22,535	23,416
	Apple Inc.	3.450%	5/6/24	39,950	42,409
	Apple Inc.	2.850%	5/11/24	44,990	46,522
	Apple Inc.	2.750%	1/13/25	21,495	22,199
	Apple Inc.	3.250%	2/23/26	37,631	39,993
	Apple Inc.	2.450%	8/4/26	43,466	44,070
	Apple Inc.	3.350%	2/9/27	55,925	59,786
	Apple Inc.	3.200%	5/11/27	39,185	41,584
	Apple Inc.	2.900%	9/12/27	55,355	57,718
	Apple Inc.	3.850%	5/4/43	17,000	18,948
	Apple Inc.	4.450%	5/6/44	5,075	6,175
	Apple Inc.	3.850%	8/4/46	36,890	41,558
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	35,975	36,998
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	36,705	37,422
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	3,025	2,994
[5]	Broadcom Inc.	4.250%	4/15/26	3,505	3,669
	Cisco Systems Inc.	2.500%	9/20/26	15,676	16,058
	Fiserv Inc.	3.200%	7/1/26	23,105	23,944
	Intel Corp.	2.875%	5/11/24	29,395	30,483
	Intel Corp.	4.100%	5/19/46	51,605	59,663
	International Business Machines Corp.	3.375%	8/1/23	70,925	73,985
	International Business Machines Corp.	3.625%	2/12/24	35,000	36,993

14

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	International Business Machines Corp.	3.000%	5/15/24	86,100	89,044
	International Business Machines Corp.	3.300%	5/15/26	155,985	164,102
	International Business Machines Corp.	3.500%	5/15/29	103,700	111,550
	International Business Machines Corp.	5.875%	11/29/32	20,240	26,938
	Microsoft Corp.	3.625%	12/15/23	16,000	17,019
	Microsoft Corp.	2.875%	2/6/24	70,885	73,600
	Microsoft Corp.	3.125%	11/3/25	31,615	33,407
	Microsoft Corp.	2.400%	8/8/26	53,545	54,569
	Microsoft Corp.	3.500%	2/12/35	23,520	25,997
	Microsoft Corp.	3.450%	8/8/36	65,320	71,647
	Microsoft Corp.	4.100%	2/6/37	45,385	53,693
	Microsoft Corp.	4.450%	11/3/45	14,250	17,834
	Microsoft Corp.	3.700%	8/8/46	61,115	69,472
	Microsoft Corp.	4.250%	2/6/47	91,700	113,698
	Oracle Corp.	2.500%	5/15/22	46,930	47,569
	Oracle Corp.	2.950%	11/15/24	79,830	82,793
	Oracle Corp.	2.950%	5/15/25	13,635	14,141
	Oracle Corp.	3.250%	11/15/27	111,485	118,364
	Oracle Corp.	4.000%	11/15/47	32,175	35,968
	QUALCOMM Inc.	2.600%	1/30/23	26,010	26,404
	QUALCOMM Inc.	2.900%	5/20/24	37,735	38,812
[5]	Tencent Holdings Ltd.	3.575%	4/11/26	6,595	6,874
[5]	Tencent Holdings Ltd.	3.595%	1/19/28	57,300	59,664
[5]	Tencent Holdings Ltd.	3.975%	4/11/29	32,420	34,855
	Transportation (0.5%)
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,595	7,772
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	21,397	22,036
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	20,891	22,062
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	8,090	8,663
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	6,000	7,222
[2]	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	20,364	21,473
	CSX Corp.	4.300%	3/1/48	16,150	18,599
	CSX Corp.	3.350%	9/15/49	9,625	9,465
[5]	ERAC USA Finance LLC	4.500%	8/16/21	9,295	9,655
[5]	ERAC USA Finance LLC	7.000%	10/15/37	32,995	46,524
[5]	ERAC USA Finance LLC	5.625%	3/15/42	21,787	27,737
[2]	Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	11,026	11,368
	FedEx Corp.	2.700%	4/15/23	23,430	23,711
	FedEx Corp.	4.100%	2/1/45	4,455	4,376
	FedEx Corp.	4.750%	11/15/45	12,168	13,097
	FedEx Corp.	4.550%	4/1/46	6,073	6,367
	FedEx Corp.	4.050%	2/15/48	1,705	1,668
	FedEx Corp.	4.950%	10/17/48	11,474	12,650
	Kansas City Southern	4.950%	8/15/45	16,985	20,508
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.450%	7/1/24	16,420	17,044
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	11/1/24	10,220	10,290
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	52,010	55,164
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.450%	1/29/26	16,450	17,769
[2]	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	9,701	10,197
	Union Pacific Corp.	3.700%	3/1/29	17,470	19,014
	Union Pacific Corp.	4.300%	3/1/49	22,015	25,614
	Union Pacific Corp.	3.799%	10/1/51	23,191	24,864
[2]	United Airlines 2018-1 Class B Pass Through Trust	4.600%	3/1/26	7,149	7,394
	United Parcel Service Inc.	2.450%	10/1/22	17,950	18,196
					11,435,810
Utilities (2.6%)
	Electric (2.3%)
	AEP Texas Inc.	4.150%	5/1/49	5,065	5,819
	Alabama Power Co.	5.700%	2/15/33	15,000	19,376
	Alabama Power Co.	3.750%	3/1/45	24,430	26,347
	Alabama Power Co.	4.300%	7/15/48	28,015	33,226
	Ameren Illinois Co.	3.800%	5/15/28	22,215	24,499
	Ameren Illinois Co.	6.125%	12/15/28	54,000	65,148

15

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Ameren Illinois Co.	3.700%	12/1/47	5,045	5,539
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	41,995	58,306
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	10,715	13,810
	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	7,015	8,480
[5]	Cleco Corporate Holdings LLC	3.375%	9/15/29	9,180	9,164
	Commonwealth Edison Co.	4.350%	11/15/45	13,610	16,168
	Commonwealth Edison Co.	3.650%	6/15/46	6,365	6,827
	Commonwealth Edison Co.	4.000%	3/1/48	17,455	19,837
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	36,735	43,915
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	2,729	2,978
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	66,625	79,704
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	24,220	28,457
	Delmarva Power & Light Co.	3.500%	11/15/23	11,816	12,400
	Dominion Energy Inc.	2.579%	7/1/20	23,655	23,712
	Dominion Energy Inc.	2.715%	8/15/21	15,805	15,912
[5]	Dominion Energy Inc.	2.450%	1/15/23	111,320	111,726
	Dominion Energy Inc.	5.250%	8/1/33	5,706	6,856
	Dominion Energy Inc.	4.600%	3/15/49	31,250	36,626
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	4,886	6,628
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	1,438	1,794
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	44,155	59,964
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	2,945	3,824
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	7,251	8,700
	Dominion Energy South Carolina Inc.	5.100%	6/1/65	29,850	39,752
	DTE Energy Co.	3.800%	3/15/27	9,550	10,139
	Duke Energy Carolinas LLC	6.050%	4/15/38	4,000	5,574
	Duke Energy Carolinas LLC	3.700%	12/1/47	17,085	18,530
	Duke Energy Corp.	2.650%	9/1/26	11,775	11,823
	Duke Energy Corp.	3.400%	6/15/29	12,030	12,611
	Duke Energy Corp.	4.800%	12/15/45	44,700	53,461
	Duke Energy Corp.	3.750%	9/1/46	9,940	10,401
	Duke Energy Florida LLC	6.350%	9/15/37	8,000	11,327
	Duke Energy Florida LLC	6.400%	6/15/38	27,055	39,089
	Duke Energy Progress LLC	6.300%	4/1/38	14,705	20,862
	Duke Energy Progress LLC	4.100%	3/15/43	5,615	6,351
	Duke Energy Progress LLC	4.200%	8/15/45	40,400	46,592
	Emera US Finance LP	3.550%	6/15/26	34,050	35,447
	Entergy Louisiana LLC	3.120%	9/1/27	14,935	15,537
	Evergy Inc.	2.450%	9/15/24	10,420	10,413
	Evergy Inc.	2.900%	9/15/29	15,865	15,791
	Eversource Energy	2.900%	10/1/24	17,450	17,831
	Eversource Energy	3.150%	1/15/25	5,025	5,184
	Eversource Energy	3.300%	1/15/28	14,410	14,966
	Florida Power & Light Co.	5.650%	2/1/35	50,000	63,172
	Florida Power & Light Co.	4.950%	6/1/35	10,000	12,487
	Florida Power & Light Co.	5.650%	2/1/37	5,000	6,744
	Florida Power & Light Co.	5.950%	2/1/38	39,215	55,186
	Florida Power & Light Co.	5.690%	3/1/40	4,000	5,505
	Florida Power & Light Co.	3.700%	12/1/47	17,370	19,317
	Fortis Inc.	3.055%	10/4/26	28,565	29,327
	Georgia Power Co.	5.400%	6/1/40	6,665	7,889
	Georgia Power Co.	4.750%	9/1/40	25,858	29,643
	Georgia Power Co.	4.300%	3/15/42	29,264	32,065
	Indiana Michigan Power Co.	4.250%	8/15/48	14,980	17,443
	Kansas City Power & Light Co.	4.200%	3/15/48	3,419	4,014
[5]	Massachusetts Electric Co.	5.900%	11/15/39	21,565	29,027
[5]	Metropolitan Edison Co.	4.300%	1/15/29	4,807	5,414
[5]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	2,345	2,579
	MidAmerican Energy Co.	4.250%	5/1/46	5,485	6,534
	MidAmerican Energy Co.	4.250%	7/15/49	11,545	14,005
	MidAmerican Energy Co.	3.150%	4/15/50	45,450	45,806
[5]	Monongahela Power Co.	5.400%	12/15/43	4,570	6,036
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	15,255	15,755
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	40,345	41,422

16

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	NextEra Energy Capital Holdings Inc.	2.403%	9/1/21	43,950	44,196
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	9,260	9,606
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	32,275	34,409
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	14,165	14,982
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	20,650	20,546
[5]	Niagara Mohawk Power Corp.	4.278%	12/15/28	35,970	40,383
	Northern States Power Co.	6.250%	6/1/36	50,000	70,222
[2,5]	Oglethorpe Power Corp.	6.191%	1/1/31	36,565	43,246
	Oglethorpe Power Corp.	5.950%	11/1/39	6,075	7,720
	Oglethorpe Power Corp.	4.550%	6/1/44	1,825	1,975
	Oglethorpe Power Corp.	4.250%	4/1/46	19,060	19,863
	Oglethorpe Power Corp.	5.050%	10/1/48	5,640	6,794
	Oglethorpe Power Corp.	5.250%	9/1/50	17,220	20,869
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	2,675	3,228
	PacifiCorp	2.950%	6/1/23	29,675	30,467
	PacifiCorp	5.900%	8/15/34	12,500	16,388
	PacifiCorp	6.250%	10/15/37	36,635	51,418
	Potomac Electric Power Co.	3.050%	4/1/22	3,765	3,843
	Potomac Electric Power Co.	6.500%	11/15/37	25,000	35,814
	San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,255
	San Diego Gas & Electric Co.	4.150%	5/15/48	4,500	5,043
	Sierra Pacific Power Co.	3.375%	8/15/23	34,040	35,398
	Sierra Pacific Power Co.	2.600%	5/1/26	7,857	7,947
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	11,573
	Southern California Edison Co.	2.400%	2/1/22	4,295	4,281
	Southern California Edison Co.	3.700%	8/1/25	3,315	3,495
	Southern California Edison Co.	6.000%	1/15/34	7,695	9,498
	Southern California Edison Co.	5.550%	1/15/37	50,475	60,804
	Southern California Edison Co.	5.950%	2/1/38	40,000	50,538
	Southern California Edison Co.	6.050%	3/15/39	1,980	2,560
	Southern Co.	2.950%	7/1/23	48,400	49,394
	Southern Co.	3.250%	7/1/26	30,885	31,988
	Southern Co.	4.400%	7/1/46	16,485	18,387
	Southwestern Electric Power Co.	6.200%	3/15/40	9,800	13,189
	Southwestern Public Service Co.	3.700%	8/15/47	3,756	4,035
	Virginia Electric & Power Co.	2.750%	3/15/23	34,540	35,225
	Virginia Electric & Power Co.	3.500%	3/15/27	16,025	17,105
	Virginia Electric & Power Co.	6.000%	5/15/37	1,740	2,368
	Westar Energy Inc.	3.250%	9/1/49	9,000	9,103
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	23,099
	Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	55,156
	Natural Gas (0.3%)
[5]	Boston Gas Co.	3.150%	8/1/27	5,385	5,580
[5]	Boston Gas Co.	3.001%	8/1/29	5,970	6,140
[5]	Brooklyn Union Gas Co.	3.407%	3/10/26	2,685	2,799
[5]	Brooklyn Union Gas Co.	4.273%	3/15/48	61,265	69,049
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,820	3,892
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	12,248	13,201
[5]	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	16,565	15,610
[5]	KeySpan Gas East Corp.	2.742%	8/15/26	25,345	25,509
	NiSource Finance Corp.	5.250%	2/15/43	14,588	17,702
	NiSource Finance Corp.	4.800%	2/15/44	10,370	12,070
	Sempra Energy	2.875%	10/1/22	27,530	27,974
	Sempra Energy	3.250%	6/15/27	80,765	82,900
	Sempra Energy	6.000%	10/15/39	14,800	19,199
	Other Utility (0.0%)
	American Water Capital Corp.	2.950%	9/1/27	9,975	10,200
	American Water Capital Corp.	4.200%	9/1/48	29,180	33,287
					2,882,315
Total Corporate Bonds (Cost $21,454,287)					23,327,311

17

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Sovereign Bonds (1.4%)
[5]	Electricite de France SA	4.600%	1/27/20	50,000	50,125
[5]	Electricite de France SA	4.875%	9/21/38	84,000	97,738
[5]	Electricite de France SA	4.875%	1/22/44	1,775	2,024
[5]	Electricite de France SA	4.950%	10/13/45	15,100	17,684
	Equinor ASA	2.900%	11/8/20	57,210	57,709
	Equinor ASA	2.750%	11/10/21	32,860	33,399
	Equinor ASA	2.450%	1/17/23	15,017	15,235
	Equinor ASA	2.650%	1/15/24	14,000	14,342
	Equinor ASA	3.700%	3/1/24	25,320	26,977
	Equinor ASA	3.250%	11/10/24	29,975	31,530
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	52,898
	Japan Bank for International Cooperation	2.250%	2/24/20	52,670	52,697
	Japan Bank for International Cooperation	2.125%	6/1/20	32,682	32,711
	Japan Bank for International Cooperation	2.125%	7/21/20	40,250	40,304
[5]	Kingdom of Saudi Arabia	2.375%	10/26/21	31,330	31,408
[5]	Kingdom of Saudi Arabia	2.875%	3/4/23	40,225	40,929
	Korea Development Bank	2.500%	3/11/20	78,800	78,891
	Province of Ontario	4.400%	4/14/20	50,000	50,438
	Province of Ontario	2.500%	4/27/26	40,160	41,444
	Province of Quebec	2.500%	4/20/26	145,430	150,066
[5]	Saudi Arabian Oil Co.	3.500%	4/16/29	35,750	37,241
[5]	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	62,500	62,501
[5]	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	62,500	64,293
[5]	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	31,000	31,368
[5]	Sinopec Group Overseas Development 2018 Ltd.	2.950%	11/12/29	38,720	38,800
[5]	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	62,480	62,979
[5]	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	28,630	30,188
[5]	State of Kuwait	2.750%	3/20/22	4,255	4,315
[5]	State of Qatar	5.250%	1/20/20	53,430	53,632
[5]	State of Qatar	2.375%	6/2/21	55,190	55,350
[5]	State of Qatar	3.875%	4/23/23	67,970	71,672
[5]	State of Qatar	3.375%	3/14/24	3,360	3,511
[5]	State of Qatar	4.000%	3/14/29	28,200	31,446
[5]	State of Qatar	5.103%	4/23/48	29,730	38,135
[5]	Temasek Financial I Ltd.	2.375%	1/23/23	45,150	45,748
[5]	Temasek Financial I Ltd.	3.625%	8/1/28	36,800	40,756
Total Sovereign Bonds (Cost $1,516,879)					1,590,484
Taxable Municipal Bonds (1.8%)
	Atlanta GA Downtown Development Authority Revenue	6.875%	2/1/21	2,935	3,034
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	2.574%	4/1/31	11,955	11,989
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.263%	4/1/49	33,765	52,867
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	7.043%	4/1/50	33,915	55,802
	California GO	5.700%	11/1/21	11,700	12,559
	California GO	7.550%	4/1/39	27,370	44,414
	California GO	7.350%	11/1/39	66,875	103,514
	California GO	7.625%	3/1/40	1,275	2,060
	California GO	7.600%	11/1/40	26,770	44,562
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	11,434
	Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	25,680	25,788
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	5,125	7,550
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	2,260	3,020
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.899%	12/1/40	57,835	79,664
	Chicago IL Transit Authority Transfer Tax Receipts Revenue	6.899%	12/1/40	33,870	46,654
	County of Broward FL Airport System Revenue	3.477%	10/1/43	10,370	10,507

18

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	29,925	43,333
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	63,166	87,151
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	7,895	11,146
	Grand Parkway Transportation Corp. Texas System Toll Revenue	5.184%	10/1/42	40,435	53,140
	Houston TX GO	6.290%	3/1/32	17,310	21,280
	Illinois GO	5.100%	6/1/33	35,560	38,272
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	39,605
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	7,745	9,954
[7]	Kansas Development Finance Authority Revenue (Public Employees Retirement System)	5.501%	5/1/34	50,000	63,126
	Los Angeles CA Community College District GO	6.750%	8/1/49	13,625	22,571
	Louisville & Jefferson County KY Metropolitan Sewer District Sewer & Drainage System Revenue	6.250%	5/15/43	19,000	28,160
	Maryland Transportation Authority Facilities Projects Revenue	5.888%	7/1/43	21,685	29,619
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.715%	8/15/39	22,105	29,829
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	3.395%	10/15/40	17,040	17,218
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	56,663
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,000	6,246
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.790%	6/15/41	2,030	2,071
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.882%	6/15/44	3,295	4,899
	New York Metropolitan Transportation Authority Revenue	6.814%	11/15/40	1,895	2,732
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	17,106
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,085	21,864
	New York State Dormitory Authority Revenue	3.142%	7/1/43	10,960	10,991
	New York State Thruway Authority	2.900%	1/1/35	16,730	16,845
	New York State Thruway Authority	3.500%	1/1/42	9,430	9,557
	New York State Urban Development Corp. Revenue	2.100%	3/15/22	84,785	84,916
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	58,615	94,154
	Oregon Department of Transportation Highway User Tax Revenue	5.834%	11/15/34	25,930	34,178
[7]	Oregon School Boards Association GO	5.528%	6/30/28	50,000	58,869
[8]	Philadelphia PA Authority for Industrial Development	6.550%	10/15/28	66,810	84,191
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,600	3,053
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	13,614
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	44,055	54,920
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	21,985	28,675
	Regents of the University of California Revenue	3.063%	7/1/25	49,360	51,651
	Rutgers The State University of New Jersey	3.270%	5/1/43	11,960	12,161
	Sales Tax Securitization Corp. Illinois Revenue	4.787%	1/1/48	21,830	26,147
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,890	16,739
	Stanford University	6.875%	2/1/24	13,685	16,343
	Stanford University	7.650%	6/15/26	29,000	38,329
	University of California Regents Medical Center Revenue	6.548%	5/15/48	17,450	25,811
	University of California Regents Medical Center Revenue	6.583%	5/15/49	21,260	31,335
	University of California Revenue	3.349%	7/1/29	7,020	7,545
	University of California Revenue	4.601%	5/15/31	21,975	25,405
	University of California Revenue	5.770%	5/15/43	24,325	33,269
	University of California Revenue	4.765%	5/15/44	5,980	6,457
	University of California Revenue	3.931%	5/15/45	22,370	24,678
Total Taxable Municipal Bonds (Cost $1,588,047)					1,931,236

19

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

	Coupon		Shares	Market Value ($000)
Temporary Cash Investments (1.8%)

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Repurchase Agreements (1.7%)
Bank of America Securities, LLC(Dated 11/29/19, Repurchase Value $71,910,000 collateralized by Government National Mortgage Assn. 3.500%-5.500%, 1/20/41-11/20/49, with a value of $73,338,000)	1.640%	12/2/19	71,900	71,900
Citigroup Global Markets Inc.(Dated 11/29/19, Repurchase Value $265,536,000 collateralized by U.S. Treasury Bill 0.000%, 12/5/19, U.S. Treasury Note/Bond 1.625%-2.750%, 7/31/21-8/15/29, with a value of $270,845,000)	1.610%	12/2/19	265,500	265,500
Credit Agricole Securities (USA) Inc.(Dated 11/29/19, Repurchase Value $95,713,000 collateralized by U.S. Treasury Note/Bond 0.125%, 4/15/20, with a value of $97,614,000)	1.600%	12/2/19	95,700	95,700
Deutsche Bank Securities, Inc.(Dated 11/29/19, Repurchase Value $60,508,000 collateralized by U.S. Treasury Note/Bond 1.750%, 7/31/21, Federal National Mortgage Assn. 4.500%, 7/1/48, with a value of $61,710,000)	1.610%	12/2/19	60,500	60,500
HSBC Bank USA(Dated 11/29/19, Repurchase Value $66,309,000 collateralized by U.S. Treasury Note/Bond 1.000%-1.125%, 8/31/21-2/15/46, with a value of $67,626,000)	1.600%	12/2/19	66,300	66,300
HSBC Bank USA(Dated 11/29/19, Repurchase Value $97,813,000 collateralized by Federal National Mortgage Assn. 4.000%, 10/1/47, Federal Home Loan Mortgage Corp. 3.500%, 8/1/49, with a value of $99,756,000)	1.620%	12/2/19	97,800	97,800
Nomura International plc (Dated 11/29/19, Repurchase Value $344,847,000 collateralized by U.S. Treasury Note/Bond 0.500%-7.500%, 3/31/22-2/15/40, with a value of $351,696,000)	1.620%	12/2/19	344,800	344,800
RBC Capital Markets LLC NY Branch(Dated 11/29/19, Repurchase Value $136,618,000 collateralized by Federal National Mortgage Assn. 3.000%-4.500%, 11/1/32-12/1/48, Federal Home Loan Mortgage Corp. 3.000%-4.500%, 11/1/34-8/1/49, with a value of $139,332,000)	1.620%	12/2/19	136,600	136,600
TD Securities (USA) LLC(Dated 11/29/19, Repurchase Value $158,322,000 collateralized by Federal National Mortgage Assn. 3.500%-4.000%, 7/1/48-5/1/49, Federal Home Loan Mortgage Corp. 4.500%, 11/1/48, with a value of $161,466,000)	1.640%	12/2/19	158,300	158,300
Wells Fargo & Co.(Dated 11/29/19, Repurchase Value $585,980,000 collateralized by Federal National Mortgage Assn. 2.000%-4.000%, 11/1/29-11/1/49, with a value of $597,618,000)	1.640%	12/2/19	585,900	585,900
				1,883,300

		Coupon		Shares	Market Value ($000)
Money Market Fund (0.0%)
[9]	Vanguard Market Liquidity Fund	1.841%		7,707	771

Commercial Paper (0.1%)
[10]	Boeing Co.	2.176%	2/26/20	86,023	85,563

20

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2019

	Coupon		Shares	Market Value ($000)
Ford Motor Credit Co. LLC	3.680%	5/1/20	38,000	37,583
				123,146
Total Temporary Cash Investments (Cost $2,007,071)				2,007,217
Total Investments (100.1%) (Cost $80,423,981)				110,739,877
Other Assets and Liabilities—Net (-0.1%)				(62,225)
Net Assets (100%)				110,677,652

*	Non-income-producing security.
§	Security value determined using significant unobservable inputs.
1	Securities with a value of $12,293,000 have been segregated as initial margin for open futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2019.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2019, the aggregate value of these securities was $6,588,493,000, representing 6.0% of net assets.
6	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
8	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other "accredited investors." At November 30, 2019, the value of these securities was $85,563,000, representing 0.1% of net assets.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
TBA—To Be Announced.
UMBS—Uniform Mortgage-Backed Securities.

21

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA210 012020

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellington Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets—investments summary of Vanguard Wellington Fund (one of the funds constituting Vanguard Wellington Fund, referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2019 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the five years in the period ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

January 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7045 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: January 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: January 21, 2020

VANGUARD WELLINGTON FUND

BY:	/s/ JOHN BENDL*
JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: January 21, 2020

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.